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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
3M Company
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

George W. Buckley
Chairman of the Board, President and
Chief Executive Officer

March 26, 2008

Dear Stockholder:

        I am pleased to invite you to attend 3M's Annual Meeting of Stockholders, which will be held on Tuesday, May 13, 2008, at 10 a.m., Central Daylight Time at the RiverCentre, 175 West Kellogg Boulevard, St. Paul, Minnesota.

        Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement. I will report on Company operations and discuss our plans for growth. There will also be time for your questions and comments.

        The fine attendance of our stockholders at Annual Meetings over the years has been very helpful in maintaining good communication. I sincerely hope you will be able to join us. Your attendance cards to the Annual Meeting are located on the back cover of this proxy statement.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote on the Internet, by telephone, or, if this proxy statement was mailed to you, by completing and mailing the enclosed traditional proxy card. Please review the instructions on the proxy card or the electronic proxy material delivery notice regarding each of these voting options.

        Thank you for your ongoing support of 3M.

Sincerely,

2008 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders	iii
Proxy Statement	1
Purpose of the Annual Meeting	1
Annual Meeting Admission	1
Information About the Notice of Internet Availability of Proxy Materials	1
Stockholders Entitled to Vote	2
Proposals You Are Asked to Vote On and the Board's Voting Recommendations	3
Voting Requirements to Elect Directors and Approve Each of the Proposals Described in this Proxy Statement	3
Voting Methods	4
Changing Your Vote	4
Counting the Vote	5
Confidentiality	5
Results of the Vote	5
Householding	5
List of Stockholders	6
Cost of Proxy Solicitation	6
Transfer Agent	6
Governance of the Company	7
Corporate Governance Guidelines	7
Executive Sessions	7
Lead Independent Director	7
Communication with Directors	7
Director Independence	7
Director Nomination Process	8
3M Business Conduct Policies	10
Related Person Transaction Policy and Procedures	11
Board and Committee Membership	12
Audit Committee	13
Compensation Committee	13
Finance Committee	14
Nominating and Governance Committee	15
Director Compensation and Stock Ownership Guidelines	16
Proposals To Be Voted On	19
Proposal No. 1 — Election of Directors	19
Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm	22
Proposal No. 3 — Approval of the Long-Term Incentive Plan	22

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Common Stock Ownership of Directors and Executive Officers	30
Beneficial Ownership Table	31
Security Ownership of More Than 5 Percent Stockholders	32
Section 16(a) Beneficial Ownership Reporting Compliance	32
Executive Compensation	32
Compensation Discussion and Analysis	32
Compensation Committee Report	40
Summary Compensation Table	41
All Other Compensation Table	42
Grants of Plan-Based Awards Table	43
Additional Information Regarding the Employment Agreements of the Named Executive Officers	44
Outstanding Equity Awards at Fiscal Year-End Table	47
Option Exercises and Stock Vested Table	49
Pension Benefits	49
Nonqualified Deferred Compensation	51
Potential Payments Upon Termination or Change in Control.	52
Compensation Committee Interlocks and Insider Participation	56
Audit Committee Report	57
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm	57
Fees of the Independent Registered Public Accounting Firm	58
Requirements for Submission of Stockholder Proposals for Next Year's Annual Meeting	59
Appendix A — Director Independence Guidelines	A-1
Appendix B — 3M Corporate Governance Guidelines	B-1
Appendix C — Audit Committee Charter	C-1
Appendix D — Compensation Committee Charter	D-1
Appendix E — Finance Committee Charter	E-1
Appendix F — Nominating and Governance Committee Charter	F-1
Appendix G — Long-Term Incentive Plan	G-1

ii

3M COMPANY

3M Center, St. Paul, Minnesota 55144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m., Central Daylight Time on Tuesday, May 13, 2008
PLACE	RiverCentre 175 West Kellogg Boulevard St. Paul, Minnesota
ITEMS OF BUSINESS	(1) To elect ten members to the Board of Directors, each for a term of one year.
(2) To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.
(3) To approve the Long-Term Incentive Plan.
(4) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.
ADJOURNMENTS AND POSTPONEMENTS
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.
ANNUAL REPORT
Our 2007 Annual Report, which is not part of the proxy soliciting materials, is enclosed if the proxy materials were mailed to you. The Annual Report is accessible on the Internet by visiting www.proxyvote.com, if you have received the electronic proxy material delivery notice or already consented to the electronic delivery.
RECORD DATE	You are entitled to vote if you were a stockholder of record at the close of business on Friday, March 14, 2008.
MEETING ADMISSION
Either an admission ticket or proof of ownership of 3M stock, as well as a form of personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is included on the back cover of this proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Meeting, or you may request an admission ticket in advance. Please refer to the section entitled "Annual Meeting Admission" on page 1 for further details.
VOTING
For instructions on voting, please refer to the instructions on the E-Proxy Notice you received in the mail or, if you requested or received a hard copy of the Proxy Statement, on your enclosed proxy card.
By Order of the Board of Directors,

GREGG M. LARSON Deputy General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2008: The Notice of Annal Meeting, Proxy Statement and the 2007 Annual Report are available at www.proxyvote.com. Enter the 12-digit control number located on the E-Proxy Notice or proxy card and click "View 2008 Shareholder Material."

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT MARCH 26, 2008.

iii

PROXY STATEMENT

        The Board of Directors (the "Board") of 3M Company, a Delaware corporation ("3M" or the "Company") is soliciting proxies for the Annual Meeting of Stockholders. You are receiving a proxy statement because you own shares of 3M common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

        The information included in this proxy statement relates to proposals to be voted on at the meeting (if properly presented), the voting process, 3M's Board and Board committees, the compensation of directors and certain executive officers, and other required information.

Purpose of the Annual Meeting

        The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual Meeting.

Annual Meeting Admission

        Only stockholders are invited to attend the meeting. An admission ticket or proof of ownership of 3M stock, along with personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is on the back of this proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting, or obtain an admission ticket in advance. Tickets are also available on the Internet voting site — www.proxyvote.com. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

        No cameras (including cell phone cameras), recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

Information About the Notice of Internet Availability of Proxy Materials

        We have elected to take advantage of the new rules of the Securities and Exchange Commission that allow us to furnish proxy materials to our stockholders on the Internet. Instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we are able to distribute these materials to our stockholders in a fast and efficient manner via the Internet. We believe this method helps reduce the amount of paper delivered to a stockholder's address and the cost of sending these materials by mail. For this year, we will send electronically a Notice of Internet Availability of Proxy Materials (the "E-Proxy Notice") to those stockholders that have previously signed up to receive their proxy materials on the Internet. If you received the E-Proxy Notice by mail, you will not automatically receive a printed copy of the proxy materials or the annual report. Instead, the E-Proxy Notice instructs you as to how you may access and review all of the important information contained in the proxy materials, including our annual report. The E-Proxy Notice also instructs you as to how you may access your proxy card to vote on the Internet. If you received the E-Proxy Notice by mail and would like to receive a printed copy of our proxy materials, including our annual report, you should follow the instructions included in the E-Proxy Notice. We may choose to mail written proxy materials, including our annual report, to one or more stockholders.

        Stockholders may also sign up to receive future proxy materials, including our annual reports, E-Proxy Notices, and other stockholder communications electronically instead of by mail. This will reduce our printing and postage costs and eliminate bulky paper documents from your personal files. In order to receive the communications electronically, you must have an E-mail account, access to the

Internet through an Internet service provider and a Web browser that supports secure connections. Visit http://enroll.icsdelivery.com/mmm for additional information regarding electronic delivery enrollment.

Stockholders Entitled to Vote

        Each share of our common stock outstanding as of the close of business on March 14, 2008, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 704,929,158 shares of common stock issued and outstanding.

        Most 3M stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

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  STOCKHOLDER OF RECORD — If your shares are registered directly in your name with 3M's Transfer Agent, Wells Fargo Bank, N.A., you are considered the stockholder of record of those shares and the E-Proxy Notice, or if you requested, these proxy materials are being sent directly to you by 3M. As the stockholder of record, you have the right to grant your voting proxy directly to 3M or to vote in person at the meeting. You may also vote on the Internet or by telephone, as described in the E-Proxy Notice and below under the heading "Voting Methods."

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  BENEFICIAL OWNER — If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee, or nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use. You may also vote on the Internet or by telephone, as described in the E-Proxy Notice and below under the heading "Voting Methods."

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  If your shares are held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you are considered the beneficial owner of these shares and the trustee of the plans is the stockholder of record. Participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. Participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan may also direct the trustee how to vote a proportionate number of allocated shares of common stock for which it has not received direction, and shares not allocated to individual participant accounts by following the same voting instructions. If you fail to direct the trustee how to vote your shares by following these voting instructions, the trustee will vote your shares as described in the voting instructions. You may also vote on the Internet or by telephone, as described in the E-Proxy Notice and below under the heading "Voting Methods."

Proposals You Are Asked to Vote On and the Board's Voting Recommendations

        The following proposals are scheduled to be voted on at the meeting. 3M's Board recommends that you vote your shares as indicated below.

	Proposals:	The Board's Voting Recommendations:

1.	The election of directors.	"FOR" each nominee to the Board

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.	"FOR"

3.	Approval of the Long-Term Incentive Plan.	"FOR"

        Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, any of the persons named as proxy holders — George W. Buckley, 3M's Chairman, President and CEO, Vance D. Coffman, and Robert S. Morrison — will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Voting Requirements to Elect Directors and Approve Each of the Proposals Described in this Proxy Statement

        Quorum — The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        If you are a beneficial owner (other than as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan), your bank, broker, or other holder of record is permitted to vote your shares on the election of directors and the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm, even if the record holder does not receive voting instructions from you. The record holder may not vote on the approval of the Long-Term Incentive Plan absent instructions from you. Without your voting instructions, a broker non-vote will occur.

        Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

        Majority Vote Policy — Our Corporate Governance Guidelines, which appear in Appendix B in this proxy statement, set forth our procedures if a director-nominee is elected, but receives a majority of "WITHHELD" votes. In an uncontested election (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes "WITHHELD" from his or her election than votes "FOR" such election is required to tender his or her resignation. The Nominating and Governance Committee is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose its decision-making process. Full details of this Policy are set out under "Proposal No. 1 — Election of Directors" and in paragraph B6 of the Corporate Governance Guidelines in Appendix B.

        All Other Proposals — The affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve all other proposals. In tabulating the voting result for any particular proposal, abstentions and, if applicable, broker non-votes are not counted as votes "FOR" or "AGAINST" the proposal.

Voting Methods

        If you hold shares directly as the stockholder of record, you may vote by granting a proxy or vote in person at the Annual Meeting by requesting a ballot, or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan, you may vote by submitting voting instructions to the trustee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Please refer to the summary instructions below and those included on your E-Proxy Notice or proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

        The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, up until 11:59 p.m. (Eastern Time) on May 12, 2008. Participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan may instruct the trustee how to vote their shares via the Internet, by telephone, or by signing and returning the proxy card by 11:59 p.m. (Eastern Time) on May 8, 2008.

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  VOTE BY INTERNET — www.proxyvote.com — If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card or E-Proxy Notice when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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  VOTE BY TELEPHONE — 1-800-690-6903 — If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card or E-Proxy Notice in hand when you call and then follow the instructions.

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  VOTE BY MAIL — You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 12, 2008 to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

        All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Changing Your Vote

        You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions). For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

        In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan will be voted by the trustee as described in "Stockholders Entitled to Vote" on page 2.

        Representatives of Wells Fargo Bank, N.A., 3M's transfer agent, will tabulate the votes and act as the inspectors of election.

Confidentiality

        The Company's Board of Directors has a policy that all stockholder proxies, ballots, and tabulations that identify stockholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes must be independent and cannot be employees of the Company. Occasionally, stockholders provide written comments on their proxy card that may be forwarded to 3M management.

Results of the Vote

        We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2008. A news release with voting results will be available on our Web site www.3M.com/profile/pressbox/index.jhtml.

Householding

        Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more stockholders reside, if we believe the stockholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that stockholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-800-579-1639, www.proxyvote.com, or by E-mail at sendmaterial@proxyvote.com, or in writing to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

        If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer stockholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings to your household.

List of Stockholders

        The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 7:45 a.m. and 4:30 p.m. (Central Time), at our principal executive offices at 3M Center, St. Paul, Minnesota, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

        3M will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $20,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

        Our Transfer Agent is Wells Fargo Bank, N.A. All communications concerning stockholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wells Fargo Bank, N.A. at 1-800-401-1952 (U.S.), 651-450-4064 (outside the U.S.), www.wellsfargo.com/shareownerservices, or in writing, 161 North Concord Exchange, South St. Paul, MN 55075.

GOVERNANCE OF THE COMPANY

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide the framework for the governance of the Company. The Board's Nominating and Governance Committee is responsible for overseeing and reviewing the Guidelines at least annually, and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on our Web site at www.3M.com, under Investor Relations — Corporate Governance. The Guidelines and charters of the Board committees are also attached to this proxy statement as Appendices B-F.

Executive Sessions

        Independent directors regularly meet in executive sessions without the Chairman and CEO or other members of management present to review the criteria upon which the performance of the Chairman and CEO is based, to review the performance of the Chairman and CEO against those criteria, to ratify the compensation of the Chairman and CEO as approved by the Compensation Committee, and to discuss any other relevant matters.

Lead Independent Director

        The 3M Board of Directors has appointed an independent director to serve in a lead capacity ("Lead Director") to coordinate the activities of the other independent directors, and to perform such other duties and responsibilities as the Board of Directors may determine. Currently the Lead Director is Vance D. Coffman. The Lead Director:

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  presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

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  acts as a key liaison between the Chairman/CEO and the independent directors;

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  assists the Chairman/CEO in setting the Board agenda and frequency of meetings;

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  has the authority to call meetings of the independent directors; and

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  communicates Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO's performance and communicates the Board's evaluation of that performance to the Chairman/CEO).

Communication with Directors

        The Board of Directors has adopted the following process for stockholders and other interested parties to send communications to members of the Board. Stockholders and other interested parties may communicate with the Lead Director, the chairs of the Audit, Compensation, Finance, and Nominating and Governance Committees of the Board, or with any of our other independent directors, by sending a letter to the following address: 3M Company, c/o Corporate Secretary, 3M Center, Building 220-13-W-39, St. Paul, MN 55144-1000.

Director Independence

        Pursuant to New York Stock Exchange listing standards, the Board of Directors has adopted a formal set of categorical Director Independence Guidelines with respect to the determination of director independence, the full text of which is attached as Appendix A to this proxy statement. In accordance with these Guidelines, a director or nominee for director must be determined to have no material relationship with the Company other than as a director. The Guidelines specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Guidelines also prohibit Audit Committee members from having any direct or indirect financial relationship with the Company, and restrict both commercial and not-for-profit relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.

        In accordance with these Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director (including nominees for director), or any member of his or her immediate family and the Company and its subsidiaries and affiliates in each of the most recent three completed fiscal years. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). The Board considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and companies at which some of our directors are or have been officers. In particular, with respect to each of the most recent three completed fiscal years, the Board evaluated for each of the directors (and the nominee for director), Eskew, Farrell, Henkel, Liddy, and Ulrich (nominee for director), the annual amount of sales to 3M by the company where he serves (or served) as an executive officer, and purchases by that company from 3M, and determined that the amount of sales and purchases in each fiscal year was below one percent of the annual revenues of each of those companies, the threshold set forth in the Director Independence Guidelines. The Board also considered charitable contributions to not-for-profit organizations with which our directors or immediate family members are affiliated, none of which approached the levels set forth in our Director Independence Guidelines.

        As a result of this review, the Board affirmatively determined that the following directors (and the nominee for director), are independent under these Guidelines: Linda G. Alvarado, Vance D. Coffman, Michael L. Eskew, W. James Farrell, Herbert L. Henkel, Edward M. Liddy, Robert S. Morrison, Aulana L. Peters, Rozanne L. Ridgway, and Robert J. Ulrich (nominee for director). The Board has also determined that no members of the Audit Committee received any compensation from the Company other than directors' fees. George W. Buckley is considered an inside director because of his employment as Chairman of the Board, President and Chief Executive Officer of the Company.

Director Nomination Process

Role of the Nominating and Governance Committee

        The Nominating and Governance Committee ("Committee") identifies individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of stockholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of stockholders, the Committee seeks to identify individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth below, and may recommend one or more of such individuals for appointment to the Board.

Nominees Proposed by Stockholders for Consideration by the Committee

        The Committee has a policy to consider properly submitted stockholder nominees for candidates for membership on the Board of Directors. Stockholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Stockholders should send the required information about the nominee to:

  Corporate Secretary
  3M Company
  3M Center
  Building 220-13-W-39
  St. Paul, MN 55144-1000.

        In order for an individual proposed by a stockholder to be considered by the Committee for recommendation as a Board nominee, the Corporate Secretary must receive the proposal no later than 5 p.m. Central Time on November 26, 2008. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Company). The Corporate Secretary will send properly submitted stockholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by stockholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Stockholder Nominations

        In addition, 3M's Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting. Stockholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company's Bylaws. With respect to nominations to be acted upon at our 2009 Annual Meeting, our Bylaws would require, among other things, that the Corporate Secretary receive written notice from the record stockholder no earlier than January 13, 2009, and no later than February 12, 2009. The notice must contain the information required by the Bylaws, a copy of which is available upon request to the Corporate Secretary. Nominations received after February 12, 2009, will not be acted upon at the Annual Meeting.

Board Membership Criteria

        The Committee periodically reviews with the Board the requisite skills and characteristics of its members. 3M's Corporate Governance Guidelines contain Board Membership Criteria that apply to nominees for a position on 3M's Board. The Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Committee's and the Board's assessment of Board candidates includes, but is not limited to, consideration of:

  (i)
  Roles and contributions valuable to the business community;

  (ii)
  Personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards;

  (iii)
  Relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like; or

  (iv)
  Whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings.

        In addition to these minimum requirements, the Committee will also evaluate whether the nominee's skills are complementary to the existing Board members' skills, the Board's needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the nominee's impact on Board dynamics and effectiveness.

Identification, Evaluation, and Selection of Nominees

        The Committee periodically reviews the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee considers qualified nominees from several sources, including current Board members and nominees recommended by stockholders and other persons.

        The Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee.

        The Committee evaluates qualified director nominees at regular or special Committee meetings against the current Board Membership Criteria described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Board Membership Criteria and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for election to the Board. Of the ten nominees for election as directors at the 2008 Annual Meeting of Stockholders, nine are current directors and one is a new nominee. The independent directors who are members of the Nominating and Governance Committee identified and the Committee recommended the new nominee to the Board.

3M Business Conduct Policies

        More than a century of operating with honesty and integrity has earned 3M trust from our customers, credibility with our communities, and dedication from our employees. All of our employees, including our Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer, are required to abide by 3M's business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures and a companywide focus on uncompromising honesty and integrity in every aspect of our operations. Our business conduct policies cover many topics, including antitrust and competition law, conflicts of interest, financial reporting, protection of confidential information, and compliance with all laws and regulations applicable to the conduct of our business.

        Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Board of Directors adopted a Code of Business Conduct and Ethics for directors of the Company. This Code incorporates long-standing principles of conduct the Company and the Board follow to ensure the Company's business and the activities of the Board are conducted with integrity, adherence to the highest ethical standards, and in compliance with the law.

        The Company's Business Conduct Policies for employees and the Code of Business Conduct and Ethics for Directors are available on our Web site at www.3M.com under Investor Relations — Corporate

Governance, and copies of these policies are also available to any stockholder upon request to Investor Relations.

Related Person Transaction Policy and Procedures

        The Board of Directors has adopted a written Related Person Transaction Policy which is administered by the Nominating and Governance Committee. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a Related Person has a direct or indirect material interest. Under the Policy, Company management will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee. Transactions that fall within this definition will be referred to the Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company. In the course of its review and approval or ratification of a transaction, the Committee shall consider:

  1.
  the nature of the related person's interest in the transaction;

  2.
  the material terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

  3.
  the significance of the transaction to the related person;

  4.
  the significance of the transaction to the Company;

  5.
  whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

  6.
  any other matters the Committee deems appropriate.

        Any Committee member who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting such approval or ratification, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Committee which considers the transaction.

BOARD AND COMMITTEE MEMBERSHIP

        The Board currently has ten directors and the following four Committees: Audit, Compensation, Finance, and Nominating and Governance. The membership during 2007 and the function of each Committee are described below.

        During 2007, the Board of Directors held six regularly scheduled meetings and one special meeting.

        The Company has a long-standing policy that directors are expected to attend the Annual Meeting of Stockholders unless extenuating circumstances prevent them from attending. All directors attended last year's Annual Meeting of Stockholders, except one director who did not stand for reelection.

        The Board and each Committee conducted an evaluation of their performance in 2007.

Name of Non-Employee Director	Audit	Compensation	Finance	Nominating and Governance

Linda G. Alvarado	X		X

Vance D. Coffman		X*		X

W. James Farrell	X		X

Michael L. Eskew	X		X*

Herbert L. Henkel	X			X

Edward M. Liddy	X*			X

Robert S. Morrison		X		X

Aulana L. Peters		X	X

Rozanne L. Ridgway		X		X*

X = Committee Member; * = Chair

Audit Committee

        In 2007, the Audit Committee met nine times. The Committee assists the Board in its oversight of the integrity of the Company's financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company's independent registered public accounting firm (the "Independent Accounting Firm"), and the performance of the Company's internal auditing department. In addition, the Committee:

  •
  Reviews the Company's annual audited and quarterly consolidated financial statements;

  •
  Reviews the Company's financial reporting process and disclosure and internal controls and procedures, including major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;

  •
  Reviews and discusses with management and the Independent Accounting Firm the Company's internal controls report and the Independent Accounting Firm's attestation of the report;

  •
  By delegation to the chair, reviews earnings press releases prior to issuance;

  •
  Appoints, oversees, and approves compensation of the Independent Accounting Firm;

  •
  Reviews with the Independent Accounting Firm the scope of the annual audit, including fees and staffing, and approves all audit and permitted non-audit services provided by the Independent Accounting Firm;

  •
  Reviews findings and recommendations of the Independent Accounting Firm and management's response to the recommendations of the Independent Accounting Firm;

  •
  Discusses policies with respect to risk assessment and risk management, the Company's major risk exposures, and the steps management has taken to monitor and mitigate such exposures; and

  •
  Reviews compliance with the Company's business conduct policies.

        The Board of Directors has determined that all of the Audit Committee members are "independent," "financially literate," and have "accounting or related financial management expertise" under the New York Stock Exchange listing standards. The Board has also determined that all of the Audit Committee members — Edward M. Liddy (chair), Linda G. Alvarado, Michael L. Eskew, W. James Farrell, and Herbert L. Henkel — are "audit committee financial experts" as that term is defined by applicable SEC regulations. The charter of the Audit Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix C to this proxy statement.

Compensation Committee

        In 2007, the Compensation Committee met eight times. The Committee reviews the Company's compensation practices and policies, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the SEC's disclosure rules for executive compensation, and furnishes a report for inclusion in the Company's proxy statement. In addition, the Committee:

  •
  Approves the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company;

  •
  Approves, subject to ratification by the independent directors of the Board, employment agreements and severance arrangements for the CEO, as appropriate;

  •
  Approves employment agreements and severance arrangements for the senior executives of the Company (other than the CEO), as appropriate;

  •
  Interprets and supervises the administration of the Company's stock and long-term incentive compensation programs, and determines the employees who receive awards and the size of their awards under such programs;

  •
  Reviews and makes recommendations to the Board of Directors concerning the design of the pension and other postretirement benefit plans that have a material financial impact upon the Company; and

  •
  Periodically reviews human resource issues relating to the Company's polices and practices with respect to workforce diversity and equal employment opportunities.

        The Board of Directors has determined that all Compensation Committee members are "independent" under the New York Stock Exchange listing standards. The Board has also determined that each Compensation Committee member qualifies as a "Non-Employee Director" under Rule 16b-3 of the Securities Exchange Act of 1934 and that each member (except Robert S. Morrison due to his service as interim CEO), qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code. The charter of the Compensation Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix D to this proxy statement.

Finance Committee

        The Finance Committee met five times in 2007. The Committee assists the Board with its oversight of the Company's capital structure, financing, investment, and other financial matters of importance to the Company. In addition, the Committee:

  •
  Reviews and recommends for approval by the Board the dividend policy and the declaration of dividends or other forms of distributions on the Company's stock, such as stock splits in the form of a stock dividend;

  •
  Reviews and recommends for approval by the Board the repurchase of the Company's stock;

  •
  Reviews and recommends for approval by the Board the Company's short- and long-term borrowings;

  •
  Reviews and recommends for approval by the Board the registration and issuance of the Company's debt or equity securities, except in the case of the issuance of debt or equity securities in connection with a merger or acquisition transaction which is presented to the Board;

  •
  Periodically reviews the Company's ratings from credit rating agencies;

  •
  Reviews and recommends for approval by the Board an annual capital expenditure budget and revisions to that budget;

  •
  Reviews and recommends for approval by the Board capital expenditures in excess of $50,000,000;

  •
  Reviews and evaluates any risks associated with the Company's use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodity prices, and interest rates;

  •
  Periodically reviews the Company's insurance coverage; and

  •
  Periodically reviews the funding of the Company's pension and other benefit plans.

        The Board of Directors has determined that all Finance Committee members are "independent" under the New York Stock Exchange listing standards. The charter of the Finance Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix E to this proxy statement.

Nominating and Governance Committee

        In 2007, the Nominating and Governance Committee met five times. The Committee establishes Board membership criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its Committees, and periodically reviews CEO and management succession plans. In addition, the Committee:

  •
  Selects and recommends candidates to the Board of Directors to be submitted for election at the Annual Meeting and candidates to fill any vacancies on the Board, including stockholder nominees for director (submitted in accordance with the Company's Bylaws). The Committee considers all candidates in light of the Board membership criteria adopted by the Board of Directors;

  •
  Reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its Committees, Board membership criteria, frequency of meetings, and directors' fees;

  •
  Reviews the Company's Corporate Governance Guidelines at least annually, and recommends any proposed changes to the Board for approval;

  •
  Develops and recommends to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence;

  •
  Reviews and approves or ratifies any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission;

  •
  Develops and recommends to the Board for its approval an annual self-assessment process of the Board and its Committees and oversees the process;

  •
  Reviews periodically with the Chairman/CEO succession plans relating to positions held by elected corporate officers, and makes recommendations to the Board with respect to the selection of individuals to occupy these positions; and

  •
  Periodically reviews the corporate contribution program and the activities of the 3M Foundation.

        The Board of Directors has determined that all Nominating and Governance Committee members are "independent" under the New York Stock Exchange listing standards. The charter of the Nominating and Governance Committee is available at www.3M.com under Investor Relations — Corporate Governance — Committee Composition and attached as Appendix F to this proxy statement.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

        The Nominating and Governance Committee periodically receives reports on the status of Board compensation in relation to other large U.S. companies and is responsible for recommending to the Board changes in compensation for nonemployee directors. In developing its recommendations, the Committee is guided by the following goals: compensation should fairly pay directors for work required in a company of 3M's size and scope, a significant portion of the total compensation should be paid in common stock to align directors' interests with the long-term interests of stockholders, and the structure of the compensation should be simple and transparent. Periodically, at the request of the Committee, Frederic W. Cook & Co., Inc. conducts a survey of director compensation at other large U.S. companies. Neither the Company nor the Nominating and Governance Committee has any contractual arrangement with any other compensation consultant who has a role in determining or recommending the amount or form of director compensation. Nonemployee directors' compensation includes the following compensation elements:

        Annual Compensation — Effective October 1, 2007, the Board increased the annual compensation payable to nonemployee directors from $170,000 to $205,000. Except as indicated, the annual compensation is payable in four installments following the end of each quarter of service, approximately 40 percent (or $85,000) in cash and approximately 60 percent (or $120,000) in stock (payable in a lump sum after the Annual Meeting). Before October 1, 2007, the annual compensation had been $170,000, approximately 44 percent (or $75,000) in cash and approximately 56 percent (or $95,000) in stock. In addition, the chair of a Board committee received an additional annual fee of $15,000. There are no meeting fees. In lieu of the cash fees, a director may elect to receive common stock of the Company. Each nonemployee director may voluntarily defer all or part of their annual cash fees or stock award until they cease to be members of the Board.

          Deferred Cash — For directors who have made an election to defer their fees payable in cash ("Deferred Cash"), the Company will credit their account with compensation due on the 45th day of each calendar quarter. Interest at the prime rate (as charged by Wells Fargo Bank on the first day of each calendar quarter) will be credited to each account from the date of deposit, at the end of each calendar quarter and immediately preceding any distribution. The Deferred Cash will be paid to nonemployee directors beginning one year after they leave the Board in a lump sum or up to ten annual installments pursuant to their deferral elections.

          Deferred Stock — For directors who have made an election to defer their annual stock award or annual cash fees into a common stock equivalents account ("Deferred Stock"), the Company shall credit their account with 3M common stock equivalents (including fractional share equivalents) which could have been purchased on the first day of the calendar quarter using the closing price of 3M common stock on the New York Stock Exchange on the last business day immediately preceding such date. 3M common stock equivalents equal to dividends paid on 3M common stock shall be credited to such an account on each dividend payment date. The share equivalents shall be determined by using the closing price of 3M common stock on the New York Stock Exchange on the sixth business day preceding the dividend record date. The Deferred Stock is fully vested upon grant but does not have voting rights. Appropriate adjustments shall be made to the accounts for stock splits, stock dividends, merger, consolidation, payment of dividends in other than cash, and similar circumstances affecting 3M common stock. The Deferred Stock will be distributed in 3M common stock (whole shares only with any fractional shares paid in cash) to nonemployee directors beginning on January 1 of the year following the year in which they leave the Board in a lump sum or up to ten annual installments pursuant to their deferral elections.

        All Other Compensation — The column below showing "All Other Compensation" includes the following items:

          Matching Gifts — The nonemployee directors are eligible to participate in the matching gift program on the same terms as 3M employees. Under this program, the 3M Foundation will match up to a total of $5,000 a year in contributions by the director to eligible institutions of higher education or public broadcasting organizations.

          Other — This column also includes tax gross-ups on income imputed to the director for complimentary products and for travel by the director's spouse on corporate aircraft to attend Board functions. It also includes the dollar value of dividends paid on stock awards when those amounts were not factored into the grant date fair value for the stock award.

        Each of these components is described in more detail below. The total 2007 compensation of our nonemployee directors is shown in the following table:

Director	Fees Earned Or Paid in Cash($)(1)	Stock Awards($)(2)	All Other Compensation ($)(3)	Total ($)

Linda G. Alvarado	$77,500	$120,000	$11,395	$208,895

Vance D. Coffman*	92,500	120,000	19,183	231,683

Michael L. Eskew*	92,500	120,000	20,422	232,922

W. James Farrell	77,500	120,000	2,613	200,113

Herbert L. Henkel	51,126	86,945	2,008	140,079

Edward M. Liddy*	92,500	120,000	38,958	251,458

Robert S. Morrison	77,500	120,000	21,581	219,081

Aulana L. Peters	77,500	120,000	76,364	273,864

Rozanne L. Ridgway*	92,500	120,000	99,092	311,592

Kevin W. Sharer(4)	26,580	33,315	10,042	69,937

*
Committee Chair

(1)
This column reports the amount of all fees earned or paid in cash for services as a director. Effective October 1, 2007, the cash portion of the annual compensation was increased from $75,000 to $85,000.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to 2007 for the fair value of shares granted in 2007, in accordance with SFAS 123R. Fair value of the stock award is calculated using the closing price of 3M common stock on the date of grant. Effective October 1, 2007, the stock portion of the annual compensation was increased from $95,000 to $120,000.

(3)
This column includes participation in the Matching Gift Program with each of the following directors participating at the $5,000 level: Liddy, Morrison, Peters, and Ridgway. This column also includes tax gross-ups on income imputed to the director for complimentary products and for travel by the director's spouse on corporate aircraft to attend Board functions. The remaining amounts reported in this column reflect the dollar value of dividend equivalents credited during 2007 to the Deferred Stock accounts of the following directors: Alvarado ($10,304), Coffman ($16,411), Eskew ($18,784), Farrell ($2,076), Henkel ($1,024), Liddy ($32,089), Morrison ($15,539), Peters ($66,420), Ridgway ($91,437), and Sharer ($10,042). The differences in the dividend amounts shown among directors reflect larger amounts of deferred stock through longer length of service on the Board.

(4)
Kevin W. Sharer served as a director through the 2007 Annual Meeting of Stockholders held on May 8, 2007, and did not stand for reelection.

        Expenses.    Nonemployee directors are reimbursed for their expenses in connection with attending Board meetings (including expenses related to spouses when they are invited to attend Board events). Nonemployee directors may use the Company aircraft for travel to and from 3M Board meetings.

        Stock Ownership Guidelines.    Effective October 1, 2007, the Board changed its stock ownership guidelines from a requirement to attain over three successive terms an investment position in 3M's stock (including deferred common stock equivalents) equal to two times the annual retainer to a requirement that each director retain the stock portion (currently valued at $120,000) of the annual compensation issued on or after October 1, 2007, until the director leaves the Board. Information regarding accumulated stock and deferred stock units is set forth in the section entitled "Common Stock Ownership of Directors and Executive Officers."

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board of Directors currently has ten members. Each of the Board members is standing for reelection to hold office until the next Annual Meeting of Stockholders, except Rozanne Ridgway. Ambassador Ridgway will retire from the Board of Directors at the May 2008 Annual Meeting of Stockholders in accordance with the Board's retirement policy. A new nominee, Robert J. Ulrich, is also standing for election. The independent directors who are members of the Nominating and Governance Committee identified and the Committee recommended Mr. Ulrich to the Board.

        A plurality of votes cast is required for the election of directors. However, under the Company's Corporate Governance Guidelines, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) who receives a greater number of votes "WITHHELD" from his or her election than votes "FOR" such election (a "Majority Withheld Vote") will promptly tender his or her resignation for consideration by the Nominating and Governance Committee.

        In such instance, the Nominating and Governance Committee will promptly consider the best interests of 3M and its stockholders and recommend to a committee of independent directors of the Board whether to accept the tendered resignation or to take some other action, such as rejecting the resignation and addressing the apparent underlying causes of the withheld votes.

        The Board will create a committee of all the independent directors who did not receive a Majority Withheld Vote to consider the Nominating and Governance Committee's recommendation and take action within 90 days following the uncontested election. Thereafter, the committee of independent directors will promptly disclose its decision and an explanation of how the decision was reached in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

        If one or more members of the Nominating and Governance Committee receive a Majority Withheld Vote, then the Board will create a committee of independent directors who did not receive a Majority Withheld Vote to consider the resignation offers of all directors receiving a Majority Withheld Vote and determine whether to accept the tendered resignation(s) or to take some other action and promptly disclose their decision as described above.

        Except as provided in the next sentence, a director receiving a Majority Withheld Vote shall remain active and engaged in Board activities during this Nominating and Governance Committee and Board process. Any director who receives a Majority Withheld Vote and tenders his or her resignation pursuant to this provision will not participate in the committee action regarding whether to accept the tendered resignation offer or take some other action. However, if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer independent directors, then all independent directors may participate in the committee action regarding whether to accept the resignation offer(s) or to take some other action.

        Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or retirement.

        We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

        The principal occupation and certain other information about the nominees is set forth on the following pages.

        The Proxy Committee appointed by the Board of Directors intends to vote the proxy for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

        The Board of Directors unanimously recommends a vote "FOR" the election of these nominees as directors.

Nominees for Directors:

Linda G. Alvarado, 56, President and Chief Executive Officer, Alvarado Construction, Inc., a Denver-based commercial general contractor, construction management and development firm. In 1976, Ms. Alvarado founded Alvarado Construction, Inc. and has overseen the growth of that enterprise as a commercial general contracting firm. Ms. Alvarado is on the boards of the following public companies in addition to 3M: Lennox International Inc., Pitney Bowes, Inc., The Pepsi Bottling Group, Inc., and QWEST Communications International, Inc.
Director since 2000.

George W. Buckley, 61, Chairman of the Board, President and Chief Executive Officer since December 2005. Before joining 3M in 2005, Mr. Buckley was Chairman of the Board, President and Chief Executive Officer of the Brunswick Corporation, a global manufacturer and marketer of recreation products, since 2000, and served in other executive positions at Brunswick Corporation from 1997 to 2000. Mr. Buckley is on the boards of the following public companies in addition to 3M: Archer-Daniels-Midland Company and The Black & Decker Corporation.
Director since 2005.

Vance D. Coffman, 63, Retired Chairman of the Board and Chief Executive Officer, Lockheed Martin Corporation, a high technology aerospace and defense company. Dr. Coffman served in various executive capacities at Lockheed Martin Corporation before becoming Chairman and Chief Executive Officer in 1998. He retired as Chief Executive Officer in 2004 and as Chairman of the Board in 2005. Dr. Coffman is on the boards of the following public companies in addition to 3M: Amgen Inc. and Deere & Company.
Director since 2002.

Michael L. Eskew, 58, Retired Chairman of the Board and Chief Executive Officer, United Parcel Service, Inc., a provider of specialized transportation and logistics services. Mr. Eskew was appointed Executive Vice President in 1999 and Vice Chairman in 2000 before becoming Chairman and Chief Executive Officer in January 2002. He retired as Chairman of the Board and Chief Executive Officer in 2007 but remained as a director. Mr. Eskew is on the boards of the following public companies in addition to 3M and United Parcel Service: International Business Machines Corp. and Eli Lilly and Company.
Director since 2003.

W. James Farrell, 65, Retired Chairman and Chief Executive Officer, Illinois Tool Works Inc., a multi-national manufacturer of highly engineered fasteners, components, assemblies and systems. Mr. Farrell served in various executive capacities since joining ITW before becoming Chairman and Chief Executive Officer in 1996. He retired as Chief Executive Officer in 2005 and as Chairman in 2006. Mr. Farrell is on the boards of the following public companies in addition to 3M: Abbott Laboratories, The Allstate Corporation, and UAL Corporation.
Director since 2006.

Herbert L. Henkel, 59, Chairman of the Board (since May 2000), President and Chief Executive Officer (since October 1999), Ingersoll-Rand Company Limited, a manufacturer of industrial products and components. Mr. Henkel served as President and Chief Operating Officer of Ingersoll-Rand from April 1999 to October 1999. Mr. Henkel is on the board of the following public company in addition to 3M and Ingersoll-Rand Company Limited: C. R. Bard, Inc.
Director since 2007.

Edward M. Liddy, 62, Chairman and Former Chief Executive Officer of The Allstate Corporation, the parent of Allstate Insurance Company, a personal lines insurance company. Mr. Liddy has served as Chairman of the Board of the Allstate Corporation since January 1999. He served as Chief Executive Officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and Chief Operating Officer from August 1994 to January 1999. Mr. Liddy will retire from his position as Chairman of Allstate in the spring of 2008 and subsequently will become a partner in the private equity investment firm of Clayton, Dubilier & Rice, Inc. Mr. Liddy is on the boards of the following public companies in addition to 3M and The Allstate Corporation: The Boeing Company and The Goldman Sachs Group, Inc.
Director since 2000.

Robert S. Morrison, 65, Retired Vice Chairman of PepsiCo, Inc., a processor of packaged foods and beverages. Mr. Morrison served as Vice Chairman of PepsiCo, Inc. from 2001 to February 2003. From 1997 until the 2001 merger with PepsiCo, Mr. Morrison was Chairman, President and Chief Executive Officer of The Quaker Oats Company. From June 30 to December 6, 2005, Mr. Morrison served as interim Chairman of the Board and Chief Executive Officer of 3M Company. Mr. Morrison is on the boards of the following public companies in addition to 3M: Aon Corporation and Illinois Tool Works, Inc.
Director since 2002.

Aulana L. Peters, 66, Retired Partner, Gibson, Dunn & Crutcher LLP. Mrs. Peters is a retired partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1980 to 1984 and 1988 to 2000. From 1984 to 1988, she served as a Commissioner of the Securities and Exchange Commission. From January 2001 to April 2002, Mrs. Peters served as a member of the Public Oversight Board ("POB") of the American Institute of Certified Public Accountants. Mrs. Peters has also served as a member of the Steering Committee for Financial Accounting Standards Board's Financial Reporting Project and a member of the POB's Blue Ribbon Panel on Audit Effectiveness. Currently, Mrs. Peters serves on the U.S. Comptroller General's Accountability Advisory Panel and is a member of the International Public Interest Oversight Board which oversees the standard setting process of the International Federation of Accountants for auditing, assurance, independence and ethics standards. Mrs. Peters is on the boards of the following public companies in addition to 3M: Deere & Company, Merrill Lynch & Co., Inc., and Northrop Grumman Corporation.
Director since 1990.

Robert J. Ulrich, 64, Chairman of the Board and Chief Executive Officer of Target Corporation, an operator of large-format general merchandise and food discount stores. Mr. Ulrich began his retailing career as a merchandising trainee in Target's department store division in 1967 and advanced through various management positions. He became Chairman and Chief Executive Officer of Target Stores in 1987 and was elected Chairman and Chief Executive Officer of Target Corporation in 1994. Mr. Ulrich will retire as Target's Chief Executive Officer on May 1, 2008, and will remain as Chairman of the Board through January 31, 2009.
New Nominee

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2008. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the selection.

        During 2007, PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm and also provided certain tax and other audit-related services. For a description of those services and the fees paid, see section entitled "Fees of Independent Registered Public Accounting Firm."

        Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

Recommendation of the Board

        The Audit Committee of the Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. Proxies solicited by the Board of Directors will be voted "FOR" ratification unless a contrary vote is specified.

PROPOSAL NO. 3

PROPOSAL TO APPROVE THE LONG-TERM INCENTIVE PLAN

        At their meetings in February 2008, the Compensation Committee recommended and the Board of Directors adopted the 3M 2008 Long-Term Incentive Plan (the "Long-Term Incentive Plan" or the "2008 Plan"). This 2008 Plan is intended to succeed the 2005 Management Stock Ownership Program, which expires immediately prior to the 2008 Annual Meeting, as the Company's vehicle for delivering stock-based long-term incentive compensation to its executives and other management employees. If approved by stockholders, the 2008 Plan also replaces the Performance Unit Plan by which the Company previously provided additional long-term incentive compensation to its executives, as well as the 1992 Directors Stock Ownership Program by which the Company previously provided stock-based compensation to nonemployee members of its Board of Directors. Consolidating these three separate plans into a single vehicle for delivering long-term incentive compensation to 3M employees and stock-based compensation to directors will reduce complexity, eliminate inconsistencies between the plans, and improve both transparency and accountability to 3M's stockholders.

        The Company does not anticipate granting any new stock awards under any of these three existing plans between the end of its last fiscal year (December 31, 2007) and the date of the 2008 Annual Meeting, other than: (1) up to 120,000 restricted shares or restricted stock units granted under the 2005 Management Stock Ownership Program; (2) up to 400,000 performance shares granted under the Performance Unit Plan for the three-year performance period that will end on December 31, 2010, and that may result in the issuance of from zero to up to 800,000 actual shares of 3M common stock under the 2005 Management Stock Ownership Program, depending on the performance of the Company during such performance period; (3) up to 3,500 deferred stock units granted to nonemployee directors under the 1992 Directors Stock Ownership Program who have elected to defer the receipt of their annual cash fees for serving as directors of the Company; and (4) an insignificant number of nonqualified stock options and progressive stock options under the 2005 Management Stock Ownership Program. Further, no additional awards of any kind would be made under these three existing plans following stockholder approval of the 2008 Plan. The Company has granted full value equity awards with respect to the following number of shares of 3M common stock under these existing plans over the past three years: 2007 — 1,737,947 shares; 2006 — 106,584 shares; and 2005 — 315,104 shares.

        Since the 2008 Plan contemplates the issuance of shares of the Company's common stock to participants and since the listing standards of the New York Stock Exchange (on which 3M's common stock is listed) require that stockholders be given the opportunity to vote on all equity compensation plans, when the Board of Directors adopted the 2008 Plan, it made its approval subject to the condition that the Plan be approved by a majority vote of the Company's stockholders at the Company's next Annual Meeting.

Summary of the Long-Term Incentive Plan

        The following is only a summary of the material terms of the Long-Term Incentive Plan and is qualified in its entirety by reference to the full plan document for the Plan, which is attached as Appendix G to this proxy statement.

  1.
  What are the purposes of the Long-Term Incentive Plan? — The purposes of the 2008 Plan are to help 3M attract, retain, and motivate outstanding employees to increase shareholder value by contributing to the long-term growth and success of its business; to more closely align the financial interests of these employees with those of 3M's other stockholders by linking a significant portion of their compensation to the performance of the Company and its stock price; to encourage employees to acquire an equity stake in the Company; to help 3M attract and retain well-qualified individuals to serve as nonemployee members of its Board of Directors; and to promote the alignment of interests of these nonemployee directors with those of 3M's other shareholders by providing all or a portion of their compensation for serving as directors in the form of 3M common stock.

  2.
  Who is eligible to participate in the Long-Term Incentive Plan? — Participation in the 2008 Plan is limited to those employees of the Company and affiliated entities who are selected by the Compensation Committee of the Board of Directors. Nonemployee members of 3M's Board of Directors are also eligible to participate in and receive Stock Awards under the 2008 Plan. It is anticipated that approximately 5,000 employees will be eligible to receive equity awards and approximately 110 employees will be eligible to receive Performance Shares or Performance Units under the 2008 Plan, including all of the Named Executive Officers.

  3.
  How many shares are available for awards? — Unless subsequently authorized by 3M's stockholders, the total number of shares of 3M common stock that may be issued or delivered pursuant to awards granted under the 2008 Plan is limited to 35,000,000. This limit represents 4.9 percent of 3M's outstanding shares as of December 31, 2007. Awards denominated in shares of 3M common stock other than options and stock appreciation rights will be counted against this limit as 3.38 shares for every one share covered by such award. The necessary shares will be made available at the discretion of the Board of Directors from authorized but unissued shares, treasury shares, or shares reacquired by the Company under corporate repurchase programs. As of March 14, 2008, the record date for the Annual Meeting, the fair market value of a share of 3M common stock (as determined under the Plan's definition of such term) was $77.53.

  4.
  Who administers the Long-Term Incentive Plan? — The Compensation Committee will administer the 2008 Plan. The Committee has full power and authority to select the participants, interpret the plan document, continue, accelerate or suspend the exercisability or vesting of an award, and adopt such rules and procedures as it deems necessary for the proper administration of the 2008 Plan. This power and authority includes making any amendments of or modifications to the 2008 Plan which in the Committee's opinion are necessary or desirable to make such Plan comply with or accommodate the tax, securities, and other laws or regulations of any country in which the Company or its affiliated entities operate. The Committee may delegate any of its administrative responsibilities in connection with the 2008 Plan to one or more officers of the Company.

  5.
  What types of awards may be granted under the Long-Term Incentive Plan?

    Incentive Stock Options — Incentive stock options are options to purchase shares of 3M common stock that qualify for favorable income tax treatment under U.S. income tax laws. Each incentive stock option granted under the 2008 Plan will have a purchase price equal to 100 percent of the fair market value of a share of 3M common stock on the grant date. Each incentive stock option granted under the 2008 Plan will have a term of 10 years, and will become exercisable at the time or times established by the Compensation Committee.

    Nonqualified Stock Options — Nonqualified stock options are options to purchase shares of 3M common stock that do not qualify for favorable tax treatment under U.S. income tax laws. Each nonqualified stock option granted under the 2008 Plan will have a purchase price equal to no less than 100 percent of the fair market value of a share of 3M common stock on the grant date. Nonqualified stock options granted under the 2008 Plan will become exercisable and will expire at such time or times as shall be established by the Compensation Committee. However, no nonqualified stock option will expire later than 10 years after the grant date (except that the Compensation Committee may extend the exercise period for nonqualified stock options granted to participants in any country or countries for an additional period of up to one year if and to the extent necessary to prevent adverse tax consequences to such participants under the laws of such country).

    Progressive Stock Options — Progressive stock options are additional nonqualified stock options that the Compensation Committee may grant to certain participants who exercise other 3M nonqualified stock options granted under the 1997 or 2002 Management Stock Ownership Programs of the Company, and who make payment of all or part of the purchase price and withholding taxes, if any, in shares of the Company's common stock. The number of shares subject to each progressive stock option would be equal to the number of shares of 3M common stock utilized by the participant to effect payment of the purchase price and withholding taxes, if any, for such other nonqualified stock option. Each progressive stock option granted under the 2008 Plan will have a purchase price equal to 100 percent of the fair market value of a share of 3M common stock on the date of exercise of the other nonqualified stock option, which will be the grant date of such progressive stock option. Each progressive stock option granted under the 2008 Plan will become exercisable six months after the grant date, and will expire at the same time the other nonqualified stock option exercised by the participant would have expired. Progressive stock options will not be granted with respect to the exercise of nonqualified stock options granted under the 2008 Plan or the 2005 Management Stock Ownership Program. When the Committee decided in 2005 to eliminate the opportunity to obtain new progressive stock options upon the exercise of 3M nonqualified stock options, it did so on a prospective basis only. As a result, eligible participants who exercise nonqualified stock options granted prior to the effective date of such decision may still qualify to receive new progressive stock options.

    Stock Appreciation Rights — A stock appreciation right means the right of a participant to receive a payment in cash or shares of 3M common stock based on the increase in value of shares of 3M common stock between the grant date and the date it is exercised by the participant. A stock appreciation right will be exercisable during the period determined by the Compensation Committee, but in no event will this period be longer than 10 years from the grant date. Each stock appreciation right will become exercisable at the time or times determined by the Compensation Committee.

    Restricted Stock — Restricted stock is actual shares of 3M common stock granted to a participant subject to certain conditions established by the Compensation Committee. Until these conditions are satisfied by the participant or waived by the Committee, (1) the participant may not transfer or dispose of the restricted stock, and (2) the participant has the rights and privileges of a stockholder, including the right to vote the shares and receive dividends. One of these conditions will be a requirement that the participant remain employed by the Company or an affiliated entity until the restricted stock becomes vested. If the participant's employment with the Company or an affiliated entity ends before the restricted stock has vested (or before any of the other conditions have been satisfied), the shares are forfeited. Once the conditions have been satisfied or waived and the restricted stock has vested, the participant will become entitled to receive the shares of 3M common stock free from any restrictions on transfer or sale, except as otherwise provided by law.

    Restricted Stock Units — Restricted stock units confer upon a participant the right to receive a specified number of shares of 3M common stock or an amount in cash based on the fair market value of a specified number of shares of 3M common stock, and subject to certain conditions established by the Compensation Committee. Unlike restricted stock, no actual shares of 3M common stock are created or set aside for a participant upon the grant of restricted stock units and the participant generally does not have the rights and privileges of a stockholder. However, the Compensation Committee may, in its discretion, decide to make dividend equivalents payable with respect to a grant of restricted stock units. If it so decides, dividend equivalents on the restricted stock units may either be paid to the participant or withheld and reinvested in additional restricted stock units, as determined by the Compensation Committee. One of the conditions applicable to each restricted stock unit will be a requirement that the participant remain employed by the Company or an affiliated entity until the restricted stock unit becomes vested. If the participant's employment with the Company or an affiliated entity ends (for any reason other than retirement, total disability, or death) before the restricted stock unit has vested (or before any of the other conditions have been satisfied), the unit is forfeited. Once the conditions have been satisfied or waived and the restricted stock units have vested, the participant will be entitled to receive the specified number of shares of 3M common stock or cash in an amount equal to the value of the specified number of shares of 3M common stock and free from any restrictions on their transfer or sale.

    Performance Shares — Performance shares confer upon a participant the right to receive a number of shares of 3M common stock based on the performance of the Company during a performance period of at least three years, as measured by certain performance criteria selected by the Compensation Committee.

    Performance Units — Performance units confer upon a participant the right to receive an amount of cash or a number of shares of 3M common stock based on the performance of the Company during a performance period of at least three years, as measured by certain performance criteria selected by the Compensation Committee.

    Other Stock Awards — The 2008 Plan authorizes the Compensation Committee to make additional awards of 3M common stock besides those described above, subject to such terms and conditions as it may determine in its sole discretion.

  6.
  Does the Long-Term Incentive Plan limit the awards that may be granted to individual participants? — Yes. No participant may be granted stock options and stock appreciation rights under the 2008 Plan with respect to more than 1,000,000 shares of 3M common stock in any calendar year. No participant may receive cash, vested shares of 3M common stock, or other property as a result of awards granted under the 2008 Plan, other than stock options and stock appreciation rights, having a value exceeding $30,000,000 in any calendar year.

  7.
  Are there any restrictions on transferring awards granted under the Long-Term Incentive Plan? — With a limited exception described below, the 2008 Plan prohibits the transfer, assignment, or pledge of any award granted under the Plan. However, in the event of the death of a participant who holds unexercised options or stock appreciation rights, the 2008 Plan permits such options or rights to be exercised within two years following the date of death (but not beyond the original expiration date) by the participant's estate or by a person who acquired the right to exercise such options or rights by reason of the death of the participant.

    The 2008 Plan authorizes the Compensation Committee, in its sole discretion, to permit certain participants to transfer ownership of all or any portion of the nonqualified stock options granted to them under the 2008 Plan to their immediate family members, a trust for the exclusive benefit of such immediate family members, or a partnership in which immediate family members are the only partners. Individuals who elect to transfer ownership of such nonqualified stock options may not receive any consideration for making such transfer, and they remain responsible for the payment of all withholding taxes due upon exercise of the transferred options. Following transfer, any such options remain subject to the same terms and conditions as were applicable immediately prior to transfer.

  8.
  What are the federal income tax consequences of awards under the Long-Term Incentive Plan? — The following discussion is intended to provide only a general outline of the federal income tax consequences of participation in the 2008 Plan and the receipt of awards thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States or any state or political subdivision thereof, or the tax consequences applicable to participants who are not subject to U.S. taxes.

    Incentive Stock Options — Although the Compensation Committee does not intend to use such authority at the present time, the 2008 Plan does authorize the granting of incentive stock options (ISO) that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. A participant who exercises an ISO does not recognize ordinary income at the time of exercise, and the Company is not entitled to a tax deduction. Upon the sale of shares obtained by exercising an ISO after the shares have been held more than one year (or, if later, more than two years after the date the ISO was granted), the excess of the sale price over the purchase price is taxed as long-term capital gain. If the shares are sold within one year of the date of exercise (or, if later, within two years after the date the ISO was granted), the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the purchase price is taxed as ordinary income, and the Company gets a tax deduction for this amount. The remaining gain, if any, is taxed as a capital gain, which will be a short-term capital gain if the shares have not been held for more than one year. Unless the shares obtained by exercising an ISO are sold within the same calendar year as they are purchased, the exercise of such option will increase the participant's income for purposes of the alternative minimum tax. The amount of income will equal the amount by which the fair market value of the shares purchased as of the date of exercise exceeds the exercise price paid for such shares. If a participant is required to pay alternative minimum tax as a result of exercising an ISO, the amount paid can be carried over and credited against the participant's regular income tax liability in subsequent years.

    Nonqualified Stock Options — A Participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the purchase price. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The excess of the proceeds from any subsequent sale of the shares purchased over the fair market value on the date of exercise is taxed as long-term capital gain if the shares are held more than one year and as short-term capital gain if held one year or less.

    Restricted Stock and Restricted Stock Units — A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock or restricted stock units. When the shares or units vest, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time less the amount, if any, paid for the shares, and the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect (within 30 days of the date of grant) to recognize taxable ordinary income in the year the shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to the restrictions, over the amount, if any, paid for the shares. In that event, the Company will be entitled to a deduction in such year in the same amount, except to the extent Section 162(m) of the Internal Revenue Code limits the amount of the deduction. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short- or long-term capital gain but will not result in any further deduction for the Company.

    Stock Appreciation Rights — A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the right is exercised in an amount equal to the cash or the fair market value of the shares of 3M common stock received at that time, and the Company will be entitled at that time to a deduction in the same amount. The excess of the proceeds from any subsequent sale of the shares of 3M common stock received over their fair market value on the date of exercise is treated as long-term capital gain if the shares are held more than one year and as short-term capital gain if held one year or less.

    Performance Units and Performance Shares — A participant will recognize taxable ordinary income in the year payment is received in an amount equal to the cash or the fair market value of the shares of 3M common stock received following completion of the respective performance period for the performance units or performance shares, respectively, and (assuming that the payment is considered qualified performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent such Section would otherwise limit the Company's deduction therefor) the Company will be entitled at that time to a deduction in the same amount.

  9.
  How long will the Long-Term Incentive Plan remain in effect, and may it be changed? — The 2008 Plan will become effective on the date it is approved by a majority vote of those shares present in person or represented by proxy and entitled to vote, at the Annual Meeting, expected to occur on May 13, 2008, and will expire on the tenth anniversary of the effective date. 3M's Board of Directors may amend or terminate the 2008 Plan at any time, except that no amendment may be made without the prior approval of 3M stockholders which would (a) increase the number of shares of 3M common stock available for issuance or delivery under the Plan, (b) permit the granting of awards with purchase prices lower than those specified in Q & A 5 above, or (c) be a material amendment for which stockholder approval is required by applicable law, regulation, or stock exchange rule.

  10.
  When would adjustments be made in the number of shares available for awards under the Plan and the terms and conditions of outstanding awards? — If the Company's outstanding shares of common stock are changed by reason of any stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or other similar event, the Compensation Committee would make appropriate adjustments in the maximum number or kind of securities that may be issued under the 2008 Plan and in the terms of certain outstanding awards, including the number of shares subject to awards and the exercise prices or other stock price provisions of awards. The Committee may also make appropriate adjustments in the terms of awards assumed or issued as replacements for outstanding awards in connection with acquisitions and other corporate transactions.

  11.
  What happens if there is a Change in Control?

            (a)   The 2008 Plan provides for the acceleration of vesting and other rights in and to awards under the 2008 Plan in the event of a "change in control." The 2008 Plan defines a "change in control" to have occurred in either of the following events:

                (i)  when any individual or entity shall have accumulated or own beneficially 20 percent or more of the combined voting power of the Company's then outstanding securities in any capacity other than as a trustee or fiduciary of an employee benefit plan of the Company, unless a majority of the Continuing Directors (as defined in Article Thirteenth of the Company's Certificate of Incorporation) determine in their sole discretion that a change in control has not occurred; or

                (ii)  when the Continuing Directors shall fail to constitute a majority of the Company's Board of Directors.

            (b)   In the case of stock options and stock appreciation rights, a change in control shall result in the options and rights becoming immediately exercisable in full and remaining so for at least a minimum period of six months following the change in control, but in no event beyond the original expiration dates.

            (c)   In the case of restricted stock, restricted stock units, or other awards, a change in control shall result in the immediate vesting of all shares of restricted stock and all restricted stock units and any conditions originally established by the Compensation Committee with respect to other awards lapsing and becoming void, and stock certificates for the number of shares represented by such awards under the 2008 Plan shall be immediately deliverable to the Participants.

            (d)   In the case of performance shares or performance units, a change in control shall result in the termination of each remaining performance period and the immediate payment in cash or shares, as appropriate, to the respective participants of the value of all outstanding performance shares and performance units determined as follows:

                (i)  with respect to those performance shares or performance units for which the performance period has been completed, the value shall be the actual value based on the performance of the Company during such performance period; and

                (ii)  with respect to those performance shares or performance units for which the performance period has not been completed, the value shall be equal to the product of a fraction, where the numerator of such fraction is the number of full calendar months completed during such performance period and prior to the change in control and the denominator of such fraction is 36, multiplied by the largest of these three amounts:

      •
      the value of such performance shares or performance units computed as if the Company's performance during the remainder of the performance period following the change in control equaled its performance during those full calendar quarters completed during the respective performance period and prior to the date of the change in control;

      •
      the value of such performance shares or performance units computed as if the performance period for such shares or units was the three consecutive calendar year period ending immediately prior to the year in which the change in control occurs; or

      •
      any other amount approved, in its discretion, by the Committee.

  12.
  What amounts will individuals receive under the Long-Term Incentive Plan? — With the exception of grants to 3M's nonemployee directors, the number or size of the awards, if any,

    which an individual may receive under the 2008 Plan is at the discretion of the Compensation Committee and therefore cannot be determined in advance. However, the following table shows the amounts of the target awards that would have been provided under the 2008 Plan for the calendar year ended December 31, 2007 (if such 2008 Plan had been in effect), to (1) the officers named in the Summary Compensation Table, (2) all current executive officer participants as a group, (3) all current directors who are not executive officers, as a group, and (4) all employees, including all current officers who are not executive officers, as a group.

NEW PLAN BENEFITS TABLE

2008 Long-Term Incentive Plan

Name and Title	Dollar Value ($) (1)	Number of Shares (#) (2)
George W. Buckley, Chairman of the Board, President and Chief Executive Officer	4,000,000	189,738
Patrick D. Campbell, Chief Financial Officer	1,014,500	65,064
Inge G. Thulin, Executive Vice President	720,000	45,758
Moe S. Nozari, Executive Vice President	720,000	32,200
Frederick J. Palensky, Executive Vice President	720,000	74,196
Executive Group	12,966,750	713,225
Non-Executive Director Group	0	15,824
Non-Executive Officer Employee Group	16,727,400	6,099,919

FOOTNOTES TO NEW PLAN BENEFITS TABLE

        (1)   The amounts in this column reflect the target value of the performance units granted to each individual during 2007. The amounts actually paid on account of these units could be from zero to three times the target value, depending on the performance of the Company during the three-year performance period for such units.

        (2)   The amounts in this column reflect the numbers of stock options, stock appreciation rights, restricted shares, restricted stock units, and other stock awards granted to each individual during 2007.

  13.
  Is the Long-Term Incentive Plan intended to comply with the requirements of Section 162(m) of the Internal Revenue Code? — The 2008 Plan is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, so that the Company is able to deduct for federal income tax purposes payments of long-term incentive compensation made to its Chief Executive Officer and each other Named Executive Officer whose compensation is reported in the Summary Compensation Table for the respective years by reason of being among the three most highly compensated officers for that year other than the Chief Executive Officer and the Chief Financial Officer ("Covered Employees"). In general, Section 162(m) imposes a $1 million limit on the amount of compensation paid to each of a corporation's Covered Employees that may be deducted for federal income tax purposes. This limit does not apply to compensation that is considered "performance-based" for purposes of Section 162(m). One of the conditions for compensation to be considered "performance-based" under Section 162(m) requires that the material terms under which such compensation will be paid, including the performance criteria, be disclosed to and approved by stockholders. Thus, the Company is submitting this proposal for the purpose of enabling its stockholders to approve the material terms of these performance criteria.

  14.
  What types of "performance-based" compensation, within the meaning of Section 162(m) of the Internal Revenue Code, would be paid under the Long-Term Incentive Plan? — The Company expects to pay two types of performance-based compensation under the 2008 Plan to the Covered Employees. Stock options and stock appreciation rights are intended to qualify as

    "performance-based" compensation for purposes of Section 162(m) because the amount of compensation ultimately received by an individual depends entirely on the amount by which 3M common stock increases in value after the grant date of each option or right. Performance shares and performance units are intended to qualify as "performance-based" compensation for purposes of Section 162(m) because the amount of compensation ultimately received by an individual depends entirely on 3M's attainment of objective performance goals selected by the Compensation Committee at the beginning of each three-year performance period under the Plan, and are based on an objective formula for calculating the amounts payable as a result of such performance.

  15.
  Which employees would be eligible to receive "performance-based" compensation under the Long-Term Incentive Plan? — While Section 162(m) of the Internal Revenue Code applies only to the compensation paid to 3M's Chief Executive Officer (Mr. Buckley) as well as the three other Named Executive Officers whose compensation is required to be reported in the Company's proxy as a result of being one of the three highest paid officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer), the Committee currently intends to provide both types of "performance-based" compensation described above to all of the Company's executives (approximately 110 as of December 31, 2007).

  16.
  What are the performance criteria from which the Committee may select the objective performance goals for awards of performance units and performance shares? — The performance criteria available to the Compensation Committee under the Plan for awards of performance units and performance shares include return on capital employed, return on assets or net assets, net sales, sales growth, cash flow, earnings per share or improvement in earnings per share, return on equity, stock price, gross margin, operating margin, total shareholder return, economic value added, economic profit or improvement in economic profit, earnings before interest and taxes, EBITDA, operating income or improvement in operating income, improvements in certain asset or financial measures, reductions in certain asset or cost areas, net income or variations of net income in varying time periods, and comparisons with other peer companies or industry groups or classifications with regard to one or more of these criteria. These criteria may apply either to the Company as a whole or to any of its business segments.

Recommendation of the Board

        The Board of Directors recommends a vote "FOR" the proposal to approve the adoption of the 2008 3M Long-Term Incentive Plan. Proxies solicited by the Board of Directors will be voted "FOR" this proposal unless a contrary vote is specified.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth information concerning beneficial ownership of the Company's common stock as of February 29, 2008, for: (a) each director and the nominees for director, (b) Named Executive Officers set forth in the Summary Compensation Table, and (c) the directors and executive officers as a group. Together these individuals beneficially own less than one percent (1%) of the outstanding common stock of the Company. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

        The number of shares beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of May 3, 2008 (60 days after March 3, 2008), through the exercise of any stock option or other right. Options exercisable within 60 days after March 3, 2008, are shown separately.

Beneficial Ownership Table

Name and Principal Position	Common Stock Beneficially Owned (1)		Options Exercisable	Shares Held as Deferred Stock (2)	Total Beneficial Ownership
Linda G. Alvarado, Director	7,803		—	5,446	13,249
Vance D. Coffman, Director	5,086		—	8,967	14,053
Michael L. Eskew, Director			—	11,502	11,502
W. James Farrell, Director			—	1,989	1,989
Herbert L. Henkel, Director			—	1,929	1,929
Edward M. Liddy, Director			—	18,827	18,827
Robert S. Morrison, Director	4,509		61,136	9,928	75,573
Aulana L. Peters, Director	3,854		—	35,102	38,956
Rozanne L. Ridgway, Director	2,576		—	49,898	52,474
Robert J. Ulrich, New Nominee			—
George W. Buckley, Director, Chairman of the Board, President and Chief Executive Officer	191,851	(3)	194,646	0	386,497
Patrick D. Campbell, Chief Financial Officer	29,211		259,812	0	289,023
Inge G. Thulin, Executive Vice President	37,645	(3)	219,777	0	257,422
Moe S. Nozari, Executive Vice President	100,535	(3)	347,429	0	447,964
Frederick J. Palensky, Executive Vice President	54,090		183,622	0	237,712
All Directors and Executive Officers as a Group (26 persons) (4)	664,756		2,287,340	143,588	3,095,684

FOOTNOTES TO BENEFICIAL OWNERSHIP TABLE

        (1)   "Common Stock Beneficially Owned" includes (a) stock held in joint tenancy, (b) stock owned as tenants in common, (c) stock owned or held by spouse or other members of the nominee's household, and (d) stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after March 3, 2008, are shown separately.

        (2)   "Shares Held as Deferred Stock" by nonemployee directors represents the number of shares of the Company's common stock, as of March 3, 2008, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of directors' annual compensation. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.

        (3)   Ownership includes restricted stock units that generally vest over a three- to five-year period if the executive remains continuously employed by the Company and are subject to forfeiture under certain circumstances.

        (4)   All directors and executive officers, as a group, owned beneficially less than one percent of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF MORE THAN 5 PERCENT STOCKHOLDERS

        The following table sets forth information regarding beneficial ownership of more than 5 percent of the outstanding 3M stock as of February 12, 2008.

Name/Address	Common Stock Beneficially Owned	Percent of Class
State Street Bank and Trust Company, Trustee ("State Street") (1) State Street Financial Center One Lincoln Street Boston, MA 02111	51,498,577	7.26

        (1)   State Street holds 7.26 percent of our outstanding common stock as trustee for certain 3M savings plans, including the Company's Voluntary Investment Plan and Employee Stock Ownership Plan, a 401(k) retirement savings plan. Under the terms of the plans, State Street is required to vote shares allocated to the accounts of the participants in accordance with instructions received from such participants. Information is based on a Schedule 13G filed with the SEC on February 12, 2008. State Street disclaims beneficial ownership of all of the shares listed above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the Securities Exchange Commission reports regarding their ownership and changes in ownership of our stock. As a practical matter, 3M assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. 3M believes that during 2007, its directors and executive officers complied with all Section 16(a) filing requirements, except that (i) a gift of stock to a charity by Brad Sauer, Executive Vice President, was inadvertently excluded from his Form 5 but promptly reported on a Form 4 upon discovery of the error; and (ii) both an option to acquire 17,043 shares granted to H.C. Shin, Executive Vice President, on May 10, 2005, and 664 shares acquired in a transaction before becoming a reporting officer, were inadvertently omitted from his original Form 3 filed on June 9, 2005 (due to a vendor software malfunction in case of the option), and from subsequent filings, but both errors were promptly reported on amended Forms 5 upon discovery of the errors. In making this statement, 3M has relied upon examination of the copies of Forms 3, 4, and 5 and the written representations of its directors and executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        By all accounts, 2007 was a very good year for 3M. The Company delivered double-digit growth in earnings per share, despite the impact of the divestiture of its pharmaceuticals business at the end of 2006. 3M completed 18 acquisitions during the year, including the second largest in the Company's history. The Company also invested heavily in its future by opening new plants across the globe and significantly increasing spending on research and development. Despite all these uses of capital, the Company returned over $4.6 billion to its stockholders via a combination of dividends and share repurchases, a record amount.

        In terms of compensation, 2007 marked a milestone with the phasing out of the Company's longstanding profit sharing plans as a method of delivering short-term incentive compensation and their replacement with annual incentive plans. While these annual incentive plans continue to reward year-over-year economic profit growth as did the profit sharing plans, the annual incentive plans introduce organic revenue growth and business performance as compared to annual plans as new measures for strengthening the link between the incentive pay of employees and the performance of the Company and its many businesses.

        While several changes were made during 2007 in the administration of the Management Stock Ownership Program, 3M's equity compensation plan for delivering long-term incentive compensation to management employees, the Company continues to believe strongly in the importance of employee stock ownership and of aligning the financial interests of these employees with those of 3M stockholders. This alignment delivered positive results for both these employees and 3M stockholders during 2007, as 3M's stock price increased eight percent over the course of the year and stood at $84.32 per share on December 31, 2007.

Role of the Compensation Committee and its Advisors

        3M pays its executives compensation to recognize their contributions to the success of its business and provide incentives for them to deliver performance that meets the growth and other objectives of the Company. All elements of this compensation are determined by the Compensation Committee of the Board of Directors (the "Committee"), which is composed solely of independent nonemployee directors. However, the Committee's decisions concerning the compensation of 3M's Chief Executive Officer are subject to ratification by the independent directors of the Board of Directors.

        As of December 31, 2007, the members of the Committee were Vance D. Coffman, Robert S. Morrison, Aulana L. Peters, and Rozanne L. Ridgway. The Committee operates pursuant to a charter attached to this proxy statement as Appendix D. During 2007, the Committee was assisted by its independent compensation consultant, George B. Paulin of Frederic W. Cook & Co., Inc. In addition to participating in the meetings of the Committee, Mr. Paulin provides the Committee with significant assistance and advice in the review of the Company's salary structure, short-term and long-term incentive compensation plans, and other related executive pay policies. In addition, he provides expert knowledge of marketplace trends and best practices relating to competitive pay levels. Perhaps his most significant contribution to the Committee's work during 2007 was the development of a recommendation for an executive compensation peer group for the purpose of comparing pay levels of individual senior executives as well as executive compensation programs. The Committee accepted this recommendation and now uses data from this peer group as well as the executive compensation survey data provided by Frederic W. Cook & Co., Inc., in addition to two other compensation consulting firms (Hewitt Associates and Towers Perrin), in establishing competitive compensation for 3M's executives. Mr. Paulin and his firm provide no other services to the Company or 3M management, with the exception of expert advisory support to the Nominating and Governance Committee on the compensation of 3M's nonemployee directors.

        3M's executive officers assist the Committee with the process of determining the compensation of the Company's executives. In particular, Mr. Buckley, assisted by 3M's Senior Vice President, Human Resources, performs an annual performance evaluation of each of 3M's senior executives whose compensation is determined by the Committee. The results of this annual performance evaluation form the basis for Mr. Buckley's recommendations to the Compensation Committee as to the annual merit cash compensation increases for such senior executives as well as the size of their annual stock option grants. The Committee discusses these recommendations with Mr. Buckley at its meetings prior to making its decisions on the amount of these annual merit increases and stock option grants.

Objectives of 3M's compensation program

        3M believes that the compensation of its executives should be closely tied to the performance and growth of the Company, so that their interests are aligned with the interests of 3M stockholders. Consistent with this philosophy, the following core principles provide a framework for the Company's executive compensation program:

  •
  Total compensation must be competitive to attract the best talent to 3M, motivate executives to perform at their highest levels, reward outstanding achievement, and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value;

  •
  The portion of an executive's total compensation that varies with performance and is therefore at risk should increase with the level of an individual's responsibility;

  •
  The goals for any variable pay plans must be consistent with the Company's business objectives and increasing stockholder value; and

  •
  Executives are most effectively motivated to build long-term stockholder value when a significant portion of their personal net worth is invested in 3M stock.

        In order to accomplish the objective of providing competitive total compensation, 3M annually surveys the executive compensation practices of a premier group of comparator companies. Survey data is adjusted to recognize the different sizes of the comparator companies (based on annual revenues) as compared to the size of 3M. The survey data is obtained from three consulting firms (Hewitt Associates, Frederic W. Cook & Co., Inc., and Towers Perrin). In addition, the Committee's independent compensation consultant now provides the Committee with pay data and information on the executive compensation practices at the companies in 3M's executive compensation peer group. With this information, the Committee aims to provide the Company's executives with short-term cash compensation at or very close to the median of these groups and long-term incentive compensation at the average of the 50th and 75th percentiles of these groups. The comparator group consists of the companies in the Dow Jones Industrial Average, modified to exclude financial services companies, and other companies with annual revenue exceeding $10 billion that participate in the consultants' executive compensation surveys. 3M's executive compensation peer group consists of the following 21 companies, as recommended by the Committee's independent compensation consultant and approved by the Committee:

Alcoa, Inc.	Honeywell International Inc.
Archer-Daniels-Midland Company	Illinois Tool Works Inc.
Avery Dennison Corporation	Johnson & Johnson
Caterpillar Inc.	Kimberly-Clark Corporation
Danaher Corp.	Medtronic, Inc.
Deere & Company	The Procter & Gamble Company
E.I. du Pont de Nemours and Company	SPX Corporation
Eaton Corporation	Textron Inc.
Ecolab Inc.	Tyco International Ltd.
Emerson Electric Co.	United Technologies Corporation
General Electric Company

        The companies in this executive compensation peer group were selected because (1) their performance is monitored regularly by the same market analysts who monitor the performance of 3M, and/or (2) they meet several criteria based on similarity of their business and pay models, market capitalization, and annual revenues.

Elements of the compensation program

        During 2007, the compensation program for 3M's executives consisted of the following elements: base salary, short-term cash incentive in the form of an annual incentive, long-term cash incentive in the form of a Performance Unit Plan, and long-term equity incentive in the form of stock options (and in appropriate circumstances, restricted stock or restricted stock units). These executives also participated in various benefit plans made available to most of 3M's U.S. employees, were eligible to participate in several deferred compensation plans, and received other benefits and perquisites. The entire program applied to approximately 110 executives during 2007, including all five of the Named Executive Officers in the Summary Compensation Table (George W. Buckley, Chairman of the Board, President and Chief Executive Officer; Patrick D. Campbell, Senior Vice President and Chief Financial Officer; Inge G. Thulin, Executive Vice President, International Operations; Moe S. Nozari, Executive Vice President, Consumer and Office Business; and Frederick J. Palensky, Executive Vice President, Research and Development and Chief Technology Officer).

  Base salary

        3M pays each of its executives a base salary in cash on a monthly basis. The amount of this base salary is reviewed annually, and does not necessarily vary with the performance of the Company.

  Short-term incentive

        2007 marked the debut of 3M's new annual incentive plan for delivering short-term incentive compensation. This new annual incentive plan pays compensation based on three performance metrics: organic growth, operating income, and economic profit. While the short-term incentive compensation earned during 2007 by most 3M executives was determined under this new annual incentive plan, the short-term incentive compensation earned during 2007 by 3M's Named Executive Officers as well as the other senior executives whose compensation is determined by the Committee was determined under the Executive Annual Incentive Plan approved by 3M's stockholders at the 2007 Annual Meeting. A total of 21 3M executives participated in this Executive Annual Incentive Plan during 2007. This Executive Annual Incentive Plan, which is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, provides performance-based compensation for which the performance goal is the Company's earning of adjusted net income. This plan establishes a maximum amount of annual incentive compensation that may be earned by each covered executive during a year, which is either one tenth of one percent or one quarter of one percent of the Company's adjusted net income for such year, and then provides the Compensation Committee with the discretion to pay each covered executive less than this maximum amount based on such factors as it deems relevant.

  Long-term incentives

        During 2007, 3M provided long-term incentive compensation to its executives through its Performance Unit Plan and its Management Stock Ownership Program. Both plans deliver performance-based compensation to these executives, although the basis for measuring this performance varies by plan. Both of these plans would be replaced by the new Long-Term Incentive Plan which shareholders are being asked to approve at the 2008 Annual Meeting. If approved, this new plan will allow the Company to continue providing the same kinds of long-term incentive compensation to its executives as it has been providing under the two existing plans.

        The Performance Unit Plan provides variable compensation to 3M's executives based on the Company's long-term performance. The Committee makes annual awards of performance units under the Plan to these executives. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria selected each year by the Committee over the applicable three-year performance period. Although the Plan authorizes the payment of performance units in either cash or shares of 3M common stock, the Company has consistently made these payments in the form of cash. Beginning in 2007, however, the Committee decided to begin making payments under this Plan in shares of 3M common stock instead of cash to the extent an executive has not met the applicable stock ownership guidelines described below.

        The Management Stock Ownership Program provides compensation to 3M's executives based on the value of and increases in the value of the Company's common stock. The Program authorizes the Committee to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to management employees of the Company. The Committee makes annual grants of stock options under the Program to 3M's executives and other management employees. These options have an exercise price equal to the market price of the Company's common stock on the grant date, and generally expire ten years after the grant date. Historically, the Committee has made grants of restricted stock and restricted stock units under the Program only to selected executives and other management employees in appropriate circumstances. These circumstances have included the hiring of new executives as well as the need to retain current executives. These shares of restricted stock and restricted stock units vest over periods ranging from one to five years after the grant date, which encourage the executives to remain employed by the Company until the shares or units have vested.

        In addition to annual stock option grants, executives who exercise nonqualified stock options granted before 2005 may qualify for the receipt of new progressive stock options (also known as "reloads"). When an executive exercises a nonqualified option granted before 2005 and pays the exercise price of such option using shares of 3M common stock already owned by the executive (a method of exercise known as a "stock swap"), the executive is automatically granted a new progressive stock option for the number of shares used to pay the exercise price as well as the number of shares withheld to pay withholding taxes. The new progressive stock option carries an exercise price equal to the fair market value of a share of 3M common stock on the date of exercise of the pre-2005 nonqualified stock option, and may only be exercised through the original expiration date of such pre-2005 nonqualified stock option. 3M offered progressive stock options with respect to nonqualified stock options granted before 2005 to encourage executives to acquire and accumulate actual shares of 3M common stock by exercising their stock options early rather than holding such options until the end of their term and then exercising them for cash. Stock options granted since 2004 have not been eligible for the grant of new progressive stock options upon their exercise.

        New progressive stock option grants are reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table for those Named Executive Officers who received them during 2007. The values for such grants reflected in these Tables were determined in accordance with SFAS 123(R). However, the Committee did not consider these new progressive stock option grants to represent incremental compensation value when determining an individual's annual stock option grant for 2007, because the progressive stock options are merely extensions of the exercised pre-2005 nonqualified stock options.

  Benefits and perquisites

        3M's executives participate in most of the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company's U.S. employees. In addition, these executives are eligible to participate in several deferred compensation programs that allow them to voluntarily defer the receipt of cash compensation otherwise payable by the Company. These deferred compensation programs enable participating executives to earn the same returns paid on the investment funds offered to participants in the Company's 401(k) plan or, at the executive's election, a fixed rate of return based on corporate bond yields. Payment of this deferred compensation and the earnings thereon generally occurs following the end of the executive's employment with the Company. Executives also receive perquisites described in more detail in footnote 5 to the Summary Compensation Table. Two of the Named Executive Officers (Mr. Buckley and Mr. Campbell) earn supplemental retirement benefits pursuant to their employment agreements with the Company, which were negotiated at the time they agreed to leave their previous employers and join 3M. These supplemental benefits are designed to replace a portion of the pension benefits they failed to earn under the plans of their previous employers because they ended their employment before becoming eligible to retire.

How 3M determined the 2007 compensation of the Named Executive Officers

        All amounts were determined by the Committee, assisted by its independent compensation consultant, with the input of Mr. Buckley (including his recommendations based on the results of the most recent annual performance evaluation of the senior executives whose compensation is determined by the Committee), and utilizing the data from the Company's annual surveys of the compensation practices of its comparator companies as well as the information provided by Mr. Paulin concerning the pay practices at the companies in 3M's executive compensation peer group. With this information, the Committee aims to provide short-term cash compensation that is at or very close to the median of these groups and long-term incentive compensation at the average of the 50th and 75th percentiles of these groups. By targeting long-term incentive compensation at the average of the 50th and 75th percentiles of these groups, 3M is able to reward good performance with long-term awards closer to the 50th percentile and outstanding performance with long-term awards closer to the 75th percentile.

        While the Committee aims to provide compensation that is close to these target levels, it is generally satisfied when the compensation actually paid and delivered to the Company's senior executives falls within a range surrounding each target. The short-term cash compensation range may extend from 75 percent to 125 percent of the median of these groups, while the long-term compensation range may extend from 50 percent to 150 percent of targeted compensation, depending on an individual's performance. Both the short-term cash compensation and the long-term incentive compensation delivered to each of the Named Executive Officers during 2007 fell within these ranges.

  Base salary

        Changes in the base salaries of senior executives are considered annually by the Committee. Any adjustments are made in recognition of changing conditions in the external market along with the individual's performance during the preceding annual period. Effective in June 2007, the Committee increased the base salaries for the Named Executive Officers by percentages ranging from four percent to nine percent of their previous base salaries. Most of the differences were attributable to the Committee's efforts to deliver short-term cash compensation to these executives that is at or close to the median of the base salaries paid to similar executives at 3M's comparator and peer companies.

  Short-term incentive

        During 2007, the Committee chose to deliver short-term incentive compensation to its Named Executive Officers in the form of an annual cash incentive under the newly-approved Executive Annual Incentive Plan. Since the Company satisfied the Plan's performance objective of earning Adjusted Net Income (defined as the net income of 3M as reported in its Consolidated Statement of Income as adjusted to exclude special items) in 2007 in the amount of $3.648 billion, the Plan authorized the Committee to approve payments of annual incentive compensation to each Named Executive Officer equal to one-quarter of one percent of such Adjusted Net Income ($9,120,000). Utilizing the discretion reserved to the Committee by the Plan, and in order to more closely align the payout to each individual with the 2007 performance of the Company and the relevant business unit, the Committee decided to reduce the amounts payable to the Named Executive Officers to the following amounts: Mr. Buckley — $3,663,093; Mr. Campbell — $596,316; Mr. Thulin — $380,473; Dr. Nozari — $446,982; and Dr. Palensky — $418,496.

  Long-term incentives

        During 2007, the Committee chose to deliver one-half of the value of the long-term incentive compensation provided to 3M's Named Executive Officers in the form of stock options and the remaining one-half in the form of awards under the Performance Unit Plan. This was a change from the Committee's recent practice of delivering two-thirds of the value of these executives' long-term incentive compensation through stock options and one-third through awards under the Performance Unit Plan. The Committee made this change to better balance rewards for long-term financial performance with the rewards for stock price appreciation, and to bring 3M's pay practices more in line with the practices at its comparator and peer companies.

        The Committee takes into account and recognizes individual performance in determining the size of annual stock option grants under the Management Stock Ownership Program. Once the desired value of the annual grant is determined for each executive, the value is converted into a number of option shares by dividing this amount by a Black-Scholes value. Annual stock option grants occur on the date of the Annual Meeting of Stockholders in May, and the exercise price for these options is set at the fair market value of a share of 3M stock on that date (as required by the provisions of the Management Stock Ownership Program last approved by 3M's stockholders in 2005). Based on the recommendation of the Committee, during 2007 the Board of Directors amended the Management Stock Ownership Program so that the fair market value of a share of 3M stock is now computed as the closing price at which 3M common stock traded on the New York Stock Exchange. The Board made this amendment based on its belief that using the closing price of 3M common stock to establish the exercise price for stock option grants has become a best practice among 3M's comparator and peer companies. Annual stock options granted under this Program expire ten years after the grant date, and become exercisable in equal installments on the first three anniversaries of the grant date.

        As part of their approval of the Performance Unit Plan, 3M's stockholders authorized the Committee to select the performance criteria for each year's units awarded under the Plan from a set of preapproved measures. These preapproved measures include return on capital employed, sales growth, return on equity, total shareholder return, and economic profit or improvement in economic profit. During 2007, the Board of Directors approved an amendment of the Performance Unit Plan that expanded this list of preapproved measures, and 3M's stockholders approved the material terms of these revised measures at the 2007 Annual Meeting of Stockholders. The performance criteria selected by the Committee for performance units granted during 2007 were designed to focus management attention on two key factors that create stockholder value: Economic Profit Growth and Sales Growth.

        Economic Profit Growth is the average annual percentage amount by which the economic profit of the Company grows over the three-year measurement period (2007 through 2009 for the performance units granted during 2007). Sales Growth is the average annual percentage amount by which the Company's worldwide organic sales growth (sales growth adjusted for acquisitions, inflation, and currency effects) exceeds worldwide real sales growth as reflected in the Industrial Production Index, as published by the Federal Reserve, during the three-year measurement period.

        The amount payable for each performance unit granted in 2007 is linked to the performance criteria of Economic Profit Growth and Sales Growth, with approximately 60 percent of this amount determined by Economic Profit Growth and the remaining 40 percent determined by Sales Growth.

        The amount payable may be anywhere from $0 to $300 per unit, depending on the performance of the Company during the three-year performance period ending on December 31, 2009. Individual performance is not a factor in determining the size of annual performance unit grants under the Performance Unit Plan.

        The Committee approved the following formula for determining the amount payable for these performance units:

Economic Profit Growth	Payout/Unit	Sales Growth Exceeding IPI	Payout/Unit

20% or higher	$180	5%	$120

15%	$120	3%	$80

10%	$60	1%	$40

5%	$12	0%	$8

Below 5%	$0	Below 0%	$0

        The above formula is not a prediction of how 3M will perform during the years 2007 through 2009. The sole purpose of this formula, which was approved by the Committee in February 2007, is to establish a method for determining the payment of long-term incentive compensation under the Performance Unit Plan. 3M is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of this formula, and you are cautioned not to rely on this formula as a prediction of 3M's future performance.

Stock ownership guidelines

        The Company's stock ownership guidelines apply to all Section 16 Reporting Officers. They are designed to increase an executive's equity stake in 3M and more closely align his or her interests with those of 3M's stockholders. The guidelines provide that the CEO should attain beneficial ownership of 3M stock equal to five times his or her annual base salary at the time of appointment, Executive and Senior Vice Presidents should attain beneficial ownership of 3M stock equal to three times their annual base salary at the time of appointment, and Vice Presidents should attain beneficial ownership of 3M stock equal to two times their annual base salary at the time of appointment. While the stock ownership guidelines provide that executives should attain this beneficial ownership of 3M stock within five years of their appointment to these positions, most of our executives have already attained or exceeded these ownership levels. The Committee decided that beginning in 2007, future payments of performance units awarded under the Performance Unit Plan will be made in shares of 3M stock instead of cash to the extent an executive has not met these stock ownership guidelines.

Policy on reimbursement of incentive payments ("Clawback")

        The Company's Board of Directors has adopted a policy requiring the reimbursement of excess payments made to an executive in the event that 3M is required to make a material restatement of its financial statements and that executive's intentional misconduct caused the need for the restatement. This policy applies to the Section 16 officers of the Company. The policy has been filed electronically with the Company's most recent Annual Report on Form 10-K as Exhibit 10.18.

Limit on tax-deductible compensation

        Section 162(m) of the Internal Revenue Code prohibits 3M from deducting compensation paid in any year to its Chief Executive Officer and each other Named Executive Officer whose compensation is reported in the Summary Compensation Table for such year by reason of being among the three most highly compensated officers for that year, other than the Chief Executive Officer and the Chief Financial Officer ("Covered Employees") in excess of $1 million, but does not subject performance-based compensation to this limit. The Committee continues to emphasize performance-based compensation for executives and thus minimize the effect of Section 162(m). However, the Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for the Company's success. Consequently, in any year the Committee may authorize nonperformance-based compensation in excess of $1 million. The Committee recognizes that the loss of the tax deduction may be unavoidable under these circumstances.

Severance or change in control arrangements

        With the exception of Mr. Buckley and Mr. Campbell, who have entered into employment agreements with the Company, 3M does not have severance plans or arrangements with any of its Named Executive Officers. Nor does 3M have arrangements providing for payments or other compensation in the event of a change in control of the Company, other than the payment, exercise, or delivery of long-term incentive compensation awards issued prior to a change in control.

COMPENSATION COMMITTEE REPORT

        In accordance with the SEC's disclosure requirements for executive compensation, the Compensation Committee of the Board of Directors of 3M Company (the "Committee") has reviewed and discussed with 3M Management the Compensation Discussion and Analysis. Based on this review and these discussions with 3M Management, the Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in the 2008 proxy statement of 3M Company.

  Submitted by the Compensation Committee

  Vance D. Coffman, Chair
  Robert S. Morrison
  Aulana L. Peters
  Rozanne L. Ridgway

Summary Compensation Table

        The following table shows the compensation earned or received during 2007 and 2006 by each of 3M's Named Executive Officers (as determined pursuant to the SEC's disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

George W. Buckley Chairman of the Board, President and Chief Executive Officer	2007 2006	1,670,000 1,600,000	4,117,500	(6)	2,888,867 4,670,100	3,562,122 2,153,646	4,521,495 3,330,740	4,306,944 54,869	409,908 661,026	17,359,336 16,587,881
Patrick D. Campbell Senior Vice President and Chief Financial Officer	2007 2006	728,900 675,878				2,184,999 1,223,934	1,075,266 751,406	948,835 492,731	86,952 94,517	5,024,952 3,238,466
Inge G. Thulin Executive Vice President, International Operations	2007 2006	522,000 439,750			136,763 131,292	1,181,364 679,550	797,623 555,729	422,288 344,462	62,303 65,961	3,122,341 2,216,744
Moe. S. Nozari Executive Vice President, Consumer and Office Business	2007 2006	642,200 616,964			196,364 65,455	890,516 2,672,504	786,882 713,626	37,788 208,751	68,046 51,741	2,621,796 4,329,041
Frederick J. Palensky Executive Vice President, Research and Development and Chief Technology Officer	2007 2006	481,000 417,259				1,371,228 1,516,235	681,146 618,060	318,786 336,802	52,946 42,603	2,905,106 2,930,959

FOOTNOTES TO SUMMARY COMPENSATION TABLE

        (1)   The amounts in the Stock Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the 2007 and 2006 fiscal years, in accordance with SFAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for restricted stock and restricted stock unit awards pursuant to the Management Stock Ownership Program. For both restricted stock and restricted stock unit grants, fair value is calculated using the closing price of 3M common stock on the grant date. Other assumptions made in the calculation of these amounts are included in Note 15 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2008.

        (2)   The amounts in the Option Awards column reflect the dollar amounts recognized for financial statement reporting purposes for the 2007 and 2006 fiscal years, in accordance with FAS 123(R), (excluding the impact of estimated forfeitures related to service-based vesting conditions), for stock option awards pursuant to the Management Stock Ownership Program. Assumptions made in the calculation of these amounts are included in Note 15 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2008.

        (3)   The amounts in the Non-Equity Incentive Plan Compensation column reflect the sum of (i) annual incentive compensation earned during 2007 under the Company's Executive Annual Incentive

Plan, (ii) the value of awards made under the Performance Unit Plan, which were earned during 2007 upon the completion of the respective performance period (the three-year period ended December 31, 2007), and (iii) only with respect to the amount reported in 2006 for Dr. Palensky, earnings on a previous award made under the Performance Unit Plan which had already been earned but which was not paid to him until 2007. The amounts earned during the 2007 fiscal year under the Company's Executive Annual Incentive Plan were: Mr. Buckley — $3,663,093; Mr. Campbell — $596,316; Mr. Thulin — $380,473; Dr. Nozari — $446,982; and Dr. Palensky — $418,496. The amounts earned during the 2007 fiscal year under the Performance Unit Plan were: Mr. Buckley — $858,402; Mr. Campbell — $478,950; Mr. Thulin — $417,150; Dr. Nozari — $339,900; and Dr. Palensky — $262,650.

        (4)   The amounts in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the actuarial increase in the present value of each individual's pension benefits under all defined benefit pension plans of the Company determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 11 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2008. There were no above-market earnings on deferred compensation under the Company's nonqualified deferred compensation programs.

        (5)   See the All Other Compensation table below for details.

        (6)   The amount in the Bonus column for Mr. Buckley reflects a cash payment made to him during 2006 (pursuant to his employment agreement) to replace the annual bonus and long-term incentive compensation he forfeited as a result of leaving his previous employer.

All Other Compensation Table

2007 All Other Compensation Table
	401(k) Company Match (1)	VIP Plus Company Match(2)	Executive Life Insurance(3)	Financial Planning	Personal Aircraft Use(4)	Security Systems/ Services(5)	Relocation(6)	Personal Auto Use(7)	Tax Gross Ups(8)	Miscellaneous (9)($)	Total
George W. Buckley	$6,750	$24,799	$0	$14,303	$100,083	$176,749	$516	$51,645	$34,487	$576	$409,908
Patrick D. Campbell	6,220	0	63,152	14,670	0	0	0	0	1,986	924	86,952
Inge G. Thulin	4,725	0	41,312	13,230	0	0	0	0	2,839	197	62,303
Moe S. Nozari	4,725	0	46,300	13,230	0	0	0	0	3,439	352	68,046
Frederick J. Palensky	4,725	0	27,013	14,133	0	0	0	0	5,889	1,186	52,946

FOOTNOTES TO ALL OTHER COMPENSATION TABLE

        (1)   The amounts shown reflect 3M matching contributions under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan. All eligible employees under this Plan may receive 3M matching contributions on their pre-tax contributions to the Plan on up to six percent of their eligible pay.

        (2)   The amount shown reflects 3M matching contributions under the non-qualified defined contribution plan known as the VIP Plus Plan. Eligibility for this plan and its matching contributions is limited to employees whose compensation exceeds a limit established by Federal income tax law for qualified defined contribution plans, and who participate in the Company's Portfolio II pension plan.

        (3)   The amounts shown reflect the amount of premiums paid by the Company on behalf of each individual with respect to their respective whole life or universal life insurance policies obtained for them under the Executive Life Insurance Plan.

        (4)   This amount reflects the aggregate incremental cost to the Company for Mr. Buckley's personal use of corporate aircraft during 2007. This aggregate incremental cost was calculated by combining the variable operating costs of such travel, including the cost of fuel, landing fees, on-board catering, and crew travel expenses.

        (5)   This amount reflects the expenses paid by 3M during 2007 for the services and materials needed to complete several projects improving the personal security of Mr. Buckley and his family at their residences.

        (6)   This amount reflects ground transportation expenses paid for Mr. Buckley's family in connection with the completion of their relocation to the family's home in Minnesota.

        (7)   This amount reflects the aggregate incremental cost to the Company for Mr. Buckley's personal use of Company-provided automobiles and local ground transportation. These costs include lease payments for the vehicles, fuel, insurance premiums, and maintenance.

        (8)   These amounts reflect additional compensation paid by the Company for the purpose of reimbursing each individual for the income taxes payable upon the receipt of certain items of compensation. All individuals received gross-up payments with respect to their personal receipt and use of various 3M products and (with the exception of Mr. Campbell), with respect to the personal use of corporate aircraft by their family members who accompanied the named individuals on 3M business trips. Mr. Buckley also received gross-up payments with respect to the reimbursement of his legal fees incurred in connection with his employment agreement and with respect to the payment of moving expenses in connection with the completion of his relocation to Minnesota.

        (9)   These amounts reflect the aggregate incremental cost to the Company of providing certain 3M products to the individuals for their personal use.

2007 Grants of Plan-Based Awards Table

						All Other Stock Awards: Number of Shares of Stock or Units (#)
								All Other Option Awards: Number of Securities Underlying Obligations(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)						Exercise or Base Price of Option Awards ($/sh)(4)		Closing Market Price on Date of Grant ($/sh)		Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Units (#)(1)	Threshold ($)	Target ($)	Maximum ($)
George W. Buckley	n/a 05/08/07 03/12/07 06/12/07 09/12/07 12/12/07	40,000	$0	$4,000,000	$12,000,000	262 232 223 230	(6) (6) (6) (6)	188,724		$84.78		$84.78	$ $ $ $ $	3,417,792 19,671 19,772 19,861 19,946
Patrick D. Campbell	n/a 05/08/07 07/31/07	10,145	$0	$1,014,500	$3,043,500			45,393 19,671	$ $	84.78 89.65	$ $	84.78 88.92	$ $	822,067 273,033
Inge G. Thulin	n/a 05/08/07	7,200	$0	$720,000	$2,160,000			45,758		$84.78		$84.78		$828,677
Moe S. Nozari	n/a 05/08/07	7,200	$0	$720,000	$2,160,000			32,200		$84.78		$84.78		$583,142
Frederick J. Palensky	n/a 05/08/07 05/14/07	7,200	$0	$720,000	$2,160,000			32,200 41,996	$ $	84.78 84.83	$ $	84.78 84.83	$ $	583,142 550,568

FOOTNOTES TO GRANTS OF PLAN-BASED AWARDS TABLE

        (1)   The amounts in the Units column reflect the numbers of Performance Unit Plan units granted to each individual during 2007.

        (2)   The amounts shown as the Estimated Future Payouts Under Non-Equity Incentive Plan Awards reflect the minimum, target, and maximum potential values of the performance units granted to each individual during 2007 under the Performance Unit Plan. The actual values of these units will be determined by the performance of the Company during the three-year performance period of 2007, 2008, and 2009, as measured against two performance criteria selected by the Compensation Committee. The first of these criteria, Economic Profit Growth, requires that the average annual increase in the Company's Economic Profit (net operating income, excluding any special items, minus a charge for the cost of capital) over the three-year performance period be at least five percent in order for participants to receive any payout under this portion of the units. The second of these criteria, Sales Growth, requires that the average annual increase in the Company's organic sales (total sales adjusted for acquisitions, inflation, and currency effects) over the three-year performance period at least equal the rate of worldwide real sales growth as reflected in the Industrial Production Index published by the Federal Reserve in order for participants to receive any payout under this portion of the units. For more information on the formula for determining the value of these units and on the provisions of the Performance Unit Plan in general, refer to the Compensation Discussion and Analysis.

        (3)   The amounts shown as the All Other Option Awards reflect the numbers of nonqualified stock options granted to each individual during 2007 under the Management Stock Ownership Program. The options granted on May 8, 2007, were part of the Company's annual grant of stock options to the approximately 5,000 employees participating in the Program, while the options granted on the other dates shown in this table reflect progressive stock options (commonly referred to as reloads) issued upon the exercise of options granted under pre-2005 versions of the Management Stock Ownership Program which provided for the receipt of such reloads when the optionee makes payment of the exercise price in shares of the Company's common stock.

        (4)   The exercise price for all stock options granted under the Program is set at the fair market value of a share of 3M common stock on the option grant date (as required by the provisions of the Management Stock Ownership Program last approved by 3M's stockholders in 2005 and as amended by the Board of Directors). As provided in the plan document for the Management Stock Ownership Program, the fair market value of a share of 3M common stock is computed as the closing price at which 3M common stock traded on the New York Stock Exchange on the applicable date.

        (5)   The amounts in the Grant Date Fair Value of Stock and Option Awards column were determined in accordance with FAS 123(R). Assumptions made in the calculation of these amounts are included in Note 15 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2008.

        (6)   These amounts reflect additional grants of restricted stock units to Mr. Buckley in lieu of dividend payments on a portion of his outstanding restricted stock units, as required by his employment agreement.

ADDITIONAL INFORMATION REGARDING THE EMPLOYMENT
AGREEMENTS OF THE NAMED EXECUTIVE OFFICERS

        Some of the grants and compensation reflected in the above tables are a direct result of the employment agreements that the Company has entered into with two of the Named Executive Officers. The following summary identifies the material terms of these agreements that impacted the compensation or grants of these individuals during 2007.

George W. Buckley

        3M has entered into an employment agreement with George W. Buckley providing for his employment as President and Chief Executive Officer of the Company and for his election as Chairman of the Board of Directors of 3M. The agreement became effective December 6, 2005, and has an initial term of three years. Beginning on December 6, 2006, the agreement automatically extends itself so that the remaining term of the agreement is always two years. However, the term will end on Mr. Buckley's 65th birthday (February 23, 2012) unless the parties otherwise agree.

        The agreement requires that Mr. Buckley receive an annual base salary of $1,600,000. This base salary will be reviewed at least annually and may be increased by the Compensation Committee of the Board, but may not be decreased without Mr. Buckley's consent. The agreement also requires that Mr. Buckley be eligible to participate in the Company's Executive Profit Sharing Plan, with a target annual bonus which is the greater of $2,600,000 and 150 percent of his annual base salary. For 2006 only, the agreement provided that the amount of Mr. Buckley's profit sharing compensation could not be less than $2,600,000.

        Pursuant to the agreement, the Company granted to Mr. Buckley nonqualified options to purchase 250,000 shares of 3M common stock at the fair market value of a share of 3M common stock on the effective date of such agreement ($78.15). These options have a ten-year term, and become exercisable in increments of 20 percent on each of the first five anniversaries of the grant date assuming continued employment with the Company. These options become vested and exercisable in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        Pursuant to the agreement, Mr. Buckley was also granted as of the agreement's effective date 50,000 restricted stock units with respect to shares of 3M common stock. These restricted stock units will vest in increments of 20 percent on each of the first five anniversaries of the grant date assuming continued employment with the Company. Dividend equivalents in the form of additional restricted stock units will be provided during the vesting period. These restricted stock units become vested in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        The agreement required that Mr. Buckley receive a 2006 grant of nonqualified stock options having a Black-Scholes value of $6,000,000.

        Pursuant to the agreement, the Company granted to Mr. Buckley as of the agreement's effective date 16,667 performance units under 3M's Performance Unit Plan with respect to each of the performance periods beginning in 2004 and 2005. Upon the completion of the performance period for the 2004 units (at the end of 2006), Mr. Buckley became entitled to receive payment for one-third of the value of such units. Upon completion of the performance period for the 2005 units (at the end of 2007), Mr. Buckley became entitled to receive payment for two-thirds of the value of the 2005 units.

        The agreement required that Mr. Buckley receive a grant of 16,667 performance units under the Performance Unit Plan with respect to the three-year performance period beginning in 2006.

        In order to replace the unvested restricted stock units that he forfeited as a result of leaving his previous employer, the agreement required the Company to grant Mr. Buckley (on the effective date of the agreement) 157,808 restricted stock units with respect to shares of 3M common stock. Twenty-five thousand of these restricted stock units vested on December 31, 2006, and the remaining 132,808 restricted stock units will vest on December 6, 2010, assuming continued employment with the Company. Dividend equivalents in the form of cash will be paid to Mr. Buckley during the vesting period. These restricted stock units become vested in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        In order to replace the annual bonus and long-term incentive compensation that he forfeited as a result of leaving his previous employer, the agreement required the Company to pay Mr. Buckley a cash bonus of $4,117,500 on or before March 15, 2006.

        As amended, the agreement requires the Company to pay Mr. Buckley's reasonable expenses of relocating his primary residence to the Minneapolis-St. Paul area, consistent with the Company's relocation policies applicable to other senior executives (including the expenses of periodic travel between his residence in Illinois and Minneapolis-St. Paul through June 30, 2007). If payment of these relocation expenses results in taxable income to Mr. Buckley, the agreement requires the Company to make additional payments to Mr. Buckley (tax gross-ups) with which he may pay the taxes on such income. While he remains employed by the Company, the agreement gives Mr. Buckley the right to have the Company purchase one of his residences in Illinois or Minnesota at its then prevailing value (to be determined by an appraiser mutually agreeable to both parties) if he is unable to complete the sale of such residence within 120 days after electing to exercise this right.

        The agreement provides that Mr. Buckley will be eligible for the same perquisites that the Company makes available to its other senior executives. Both Mr. Buckley and his family will be entitled to use the aircraft owned by the Company for business and personal purposes. The Company will provide Mr. Buckley with an automobile and driver for travel in the Minneapolis-St. Paul area, and with an additional luxury automobile for which the Company will pay all insurance, maintenance, gasoline, and other operating expenses. The Company will provide appropriate security at Mr. Buckley's personal residences.

        The agreement provides that Mr. Buckley will earn a supplemental retirement benefit payable in the form of a lump-sum at the time of his termination of employment. The amount of this benefit will be the actuarially equivalent present value of the amount by which (a) a single life annuity payable for Mr. Buckley's lifetime commencing at age 60 (or, if later, on the date of his termination of employment) equal to 40 percent of his highest average annual cash compensation (base salary plus bonus) during any three consecutive years during his final ten years of employment, exceeds (b) the sum of his actual pension benefits payable at age 60 (or, if later, on the date of his termination of employment) under the plans of the Company and his previous employers. The benefit formula for this supplemental retirement benefit increases by 2 percent (from 40 percent) for each full year following Mr. Buckley's 60th birthday that he remains employed by the Company, up to a maximum of 50 percent. This supplemental retirement benefit vests in full on December 6, 2010, upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, or upon a termination of his employment by Mr. Buckley for Good Reason.

        The agreement required the Company to pay Mr. Buckley's reasonable legal and other professional fees incurred in connection with the completion of his employment agreement, up to a maximum of $125,000, and pay him a tax gross-up payment with respect to its payments of such fees.

Patrick D. Campbell

        3M entered into an employment agreement with Patrick D. Campbell at the time he was hired to serve as the Senior Vice President and Chief Financial Officer of the Company. While most of this agreement's terms expired on the third anniversary of his employment commencement date (February 1, 2005), several of its provisions survived and remain in effect today.

        The agreement requires the Company to provide Mr. Campbell supplemental retirement benefits. If he remains employed by 3M for at least ten years, the supplemental benefits will be payable in the form of an annuity payable for his lifetime commencing at age 60 and based on 45 percent of his highest average annual compensation over a four-year period. If Mr. Campbell is employed by 3M for less than ten years, the amount of these supplemental retirement benefits will be prorated accordingly. The amount of such benefits will be reduced by the amount of his benefits under 3M's other pension plans and the pension plans of his prior employer. Once he completed two years of employment with 3M, the agreement provided that the sum of these supplemental retirement benefits and the benefits payable under 3M's pension plans would not be less than $100,000 per year. These supplemental retirement benefits (other than the $100,000 minimum benefit, which vested after two years of employment with the Company) vest after five years of employment with the Company, although they vest immediately in the event of the termination of his employment by reason of death or disability, termination without cause, or termination for good reason.

  2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)

George W. Buckley	100,000 — 94,646	150,000 188,724 192,161	(1) (2) (3)	$ $ $	78.150 84.780 87.350	12/06/2015 05/08/2017 05/09/2016	157 139 134 138 191 173 194 178 30,000 132,808	(6) (6) (6) (6) (6) (6) (6) (6) (6) (7)	$ $ $ $ $ $ $ $ $ $	11,802 11,863 11,916 11,968 13,800 13,888 13,967 14,056 2,344,500 10,378,945
Patrick D. Campbell	9,395 44,000 40,000 46,982 7,289 64,873 0 24,090 0	24,203 45,393 48,910 19,671	(4) (2) (3) (5)	$ $ $ $ $ $ $ $ $	55.975 61.850 64.500 76.800 80.950 84.400 84.780 87.350 89.650	02/01/2012 05/12/2013 05/14/2012 05/10/2015 05/06/2011 05/09/2014 05/08/2017 05/09/2016 02/01/2012
Inge G.Thulin	2,306 8,254 2,104 3,176 1,704 14,096 34,000 36,000 44,863 56,114 0 17,160	23,112 45,758 34,840	(4) (2) (3)	$ $ $ $ $ $ $ $ $ $ $ $	43.350 43.350 47.500 47.500 58.625 58.625 61.850 64.500 76.800 84.400 84.780 87.350	05/09/2010 05/09/2010 05/11/2009 05/11/2009 05/08/2011 05/08/2011 05/12/2013 05/14/2012 05/10/2015 05/09/2014 05/08/2017 05/09/2016	4,925	(8)		$396,216
Moe S. Nozari	2,306 1,704 15,769 33,341 63,000 0 20,565 30,351 29,218 10,837 19,414 18,381 17,160 2,270 30,318 52,795	17,177 32,200 34,840	(4) (2) (3)	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	43.350 58.625 64.500 76.800 84.400 84.780 86.000 86.000 86.000 86.650 86.650 86.650 87.350 87.750 87.750 87.750	05/09/2010 05/08/2011 05/14/2012 05/10/2015 05/09/2014 05/08/2017 05/06/2011 05/06/2011 05/13/2013 05/12/2008 05/11/2009 05/07/2010 05/09/2016 05/12/2008 05/12/2013 05/14/2012	7,500	(9)		$540,000

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)

Frederick J. Palensky	2,306 2,104 1,704 31,775 25,663 25,764 9,684 17,610 44,891 0 5,873 703 5,598 6,947 22,875 5,235 9,705 17,160	13,273 32,200 34,840	(4) (2) (3)	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	43.350 47.500 58.625 61.850 76.450 76.800 79.050 79.050 84.400 84.780 84.830 84.830 84.830 84.830 84.830 85.500 85.500 87.350	05/09/2010 05/10/2009 05/08/2011 05/12/2013 05/06/2011 05/10/2015 05/08/2011 05/14/2012 05/09/2014 05/08/2017 05/12/2008 05/11/2009 05/07/2010 05/12/2013 05/14/2012 05/11/2009 05/06/2011 05/09/2016

FOOTNOTES TO OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END TABLE

        (1)   These stock options vest in increments of one-third on each of December 6, 2008, December 6, 2009, and December 6, 2010. These options become vested and exercisable in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        (2)   These stock options vest in installments of one-third on May 8, 2008, May 8, 2009, and May 8, 2010.

        (3)   These stock options vest in installments of one-half on May 9, 2008, and one-half on May 11, 2009.

        (4)   These stock options vest in full on May 12, 2008.

        (5)   These stock options vested in full on January 31, 2008.

        (6)   These restricted stock units vest in installments of one-third on each of December 6, 2008, December 6, 2009, and December 6, 2010. These restricted stock units become vested in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        (7)   These restricted stock units vest in full on December 6, 2010. These restricted stock units become vested in full upon Mr. Buckley's death or termination due to disability, upon a termination of his employment by the Company without Cause, upon a termination of his employment by Mr. Buckley for Good Reason, or upon a change of control of the Company.

        (8)   These shares of restricted stock vest in full on December 1, 2009.

        (9)   These shares of restricted stock vest in full on June 12, 2009, or upon the date Dr. Nozari retires from employment with the Company with the consent of the Nominating and Governance Committee of 3M's Board of Directors, if earlier.

  2007 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
George W. Buckley			10,624	$901,013
Patrick D. Campbell	25,906	$871,866
Inge G. Thulin			4,625	410,056
Moe S. Nozari	2,104	$74,576
Frederick J. Palensky	50,133	$1,070,936

  PENSION BENEFITS

        The following table shows the present value of the accumulated benefits payable to each of the Named Executive Officers, as well as the number of years of service credited to each individual, under each of the Company's defined benefit pension plans (including any supplemental arrangements pursuant to their employment agreements) determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 11 to the Company's audited financial statements for the fiscal year ended December 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 15, 2008.

2007 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
George W. Buckley	Employee Retirement Income Plan Nonqualified Pension Plan Supplemental Retirement Plan	2 2 2	36,304 659,067 8,587,354	0 0 0
Patrick D. Campbell	Employee Retirement Income Plan Nonqualified Pension Plan Supplemental Retirement Plan	5 5 5	113,377 529,719 599,623	0 0 0
Inge G. Thulin	Employee Retirement Income Plan Nonqualified Pension Plan	28 28	647,353 1,666,057	0 0
Moe S. Nozari	Employee Retirement Income Plan Nonqualified Pension Plan	36 36	1,112,676 4,535,133	0 0
Frederick J. Palensky	Employee Retirement Income Plan Nonqualified Pension Plan	31 31	829,562 1,969,598	0 0

        The Employee Retirement Income Plan ("ERIP") is a tax-qualified defined benefit pension plan maintained by 3M for its eligible employees in the United States. Effective January 1, 2001, the Company amended the ERIP to include a pension equity formula for (1) employees hired or rehired on or after January 1, 2001, and (2) employees who voluntarily elected the pension equity formula during the one-time choice election period in 2001. Of the Named Executive Officers, Mr. Thulin, Dr. Nozari, and Dr. Palensky participate under the non-pension equity formula of the ERIP (the Portfolio I Plan), while Mr. Buckley and Mr. Campbell participate under the pension equity formula of the ERIP (the Portfolio II Plan). Retirement benefits under the ERIP are based on an employee's years of service and average annual earnings during the employee's four highest-paid consecutive years of service. As applied to the Named Executive Officers, earnings for purposes of the ERIP include base salary, profit sharing, and annual incentive compensation.

        Under the Portfolio I Plan, employees earn annual benefits payable at retirement generally equal to 1.15 percent of their high-four average annual earnings multiplied by their years of service plus 0.35 percent of their high-four average annual earnings in excess of a Social Security breakpoint multiplied by their years of service (up to a maximum of 35 years). The Social Security breakpoint is an average of the Social Security taxable wage bases for each of the 35 years ending with the year each employee qualifies for receiving unreduced Social Security retirement benefits. Under the Portfolio I Plan, an employee may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the employee's age and service at the time of retirement total at least 90 (91 or 92 for employees born after 1942) the employee would receive a Social Security bridge payment until age 62. Dr. Nozari is entitled to retire with unreduced pension benefits payable under the Portfolio I Plan. Dr. Palensky is entitled to retire with reduced early retirement benefits under the Portfolio I Plan, with the reduction being equal to 5 percent of the pension otherwise payable for each year that he retires prior to his age 61.

        As a tax-qualified plan, the ERIP is subject to a variety of limits that apply to both the amount of any employee's earnings that may be considered when determining the benefits earned under the plan as well as the maximum amount of benefits that any employee may earn. The Nonqualified Pension Plan is designed to provide additional benefits to employees, including the Named Executive Officers, affected by these limits. The amount of benefits earned under this Nonqualified Pension Plan generally equal the amount of benefits an employee was not able to earn under the ERIP as a result of the limits imposed by federal tax laws. The benefits earned under this Nonqualified Pension Plan are generally paid at the same time and in the same form as an employee's benefits are paid under the ERIP.

        Mr. Buckley and Mr. Campbell also earn supplemental retirement benefits pursuant to their employment agreements with the Company. These supplemental benefits, which were negotiated at the time they agreed to leave their previous employers and join 3M, are designed to replace a portion of the pension benefits they failed to earn under the plans of their previous employers because they ended their employment before becoming eligible to retire. These supplemental benefits are described in detail in the section titled "Additional Information Regarding the Employment Agreements of the Named Executive Officers" following the Grants of Plan-Based Awards Table.

  NONQUALIFIED DEFERRED COMPENSATION

        The following table reflects the participation during 2007 by the Named Executive Officers in two nonqualified deferred compensation plans offered by the Company. The Deferred Compensation Plan allows eligible employees to defer for a number of years or until retirement from the Company the receipt of base salary, profit sharing, annual incentive compensation, and Performance Unit Plan award payouts. The VIP Plus Plan allows eligible employees to defer until retirement from the Company the receipt of base salary, profit sharing, and annual incentive compensation. Earnings are credited to the amounts deferred under both plans based on the returns paid on the investment funds available to participants in 3M's qualified 401(k) plan or a fixed rate of return based on corporate bond yields (as selected by each participant).

2007 Nonqualified Deferred Compensation Table
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

George W. Buckley	$1,169,878	$24,799	$88,676	0	$1,283,352
Patrick D. Campbell	$9,837	0	$45,423	0	$632,062
Inge G. Thulin	0	0	0	0	0
Moe S. Nozari	0	0	$36,677	0	$366,043
Frederick J. Palensky	$515,642	0	$96,250	$(90,822)	$1,814,941

FOOTNOTES TO NONQUALIFIED DEFERRED COMPENSATION TABLE

        (1)   With the exception of the entire amount of the contributions by Dr. Palensky, all of these amounts contributed by the executives are included in the Summary Compensation Table as Salary or Non-Equity Incentive Plan Compensation earned in 2007.

        (2)   Each of these amounts contributed by the Company on behalf of these executives is included in the "All Other Compensation" column of the Summary Compensation Table.

        (3)   Of the amounts reported in this column, only $112,088 of Mr. Campbell's balance at the end of 2007 previously was reported as compensation in the Company's Summary Compensation Table for 2006.

  POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into employment agreements with two of the Named Executive Officers that will require it to make payments to these individuals in the event of the termination of their employment or change in control of the Company. In addition, many of the Company's executive compensation, benefit, and deferred compensation plans provide the Named Executive Officers with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The amounts payable to each of the Named Executive Officers in each situation is reflected in the following table, assuming that each individual's employment had terminated or a change in control of the Company had occurred on December 31, 2007. As of December 31, 2007, Mr. Campbell, Dr. Nozari, and Dr. Palensky were eligible to retire under the Company's pension plans.

2007 Potential Payments upon Termination or Change in Control Table
Name	Triggering Event	Cash Severance ($)(1)	Outstanding PUP Awards ($)(2)	Vested Restricted Stock/RSUs ($)(3)	Vested Options ($)(4)	Supplemental Pension ($)(5)

George W. Buckley	Resignation without Good Reason/ Termination for Cause Resignation for Good Reason/Non-Cause Termination Change in Control	0 9,030,000 0	0 1,555,640 3,834,052	0 13,837,924 13,837,924	0 925,500 925,500	0 8,587,354 659,067
Patrick D. Campbell	Resignation without Good Reason/ Termination for Cause Resignation for Good Reason/Non-Cause Termination Change in Control	0 1,234,000 0	1,899,611 1,899,611 1,393,751	0 0 0	0 0 182,007	0 0 529,719
Inge G. Thulin	Resignation without Good Reason/ Termination for Cause Resignation for Good Reason/Non-Cause Termination Change in Control	0 0 0	0 0 1,147,530	0 0 415,276	0 0 173,802	0 0 1,666,057
Moe S. Nozari	Resignation without Good Reason/ Termination for Cause Resignation for Good Reason/Non-Cause Termination Change in Control	0 0 0	1,348,140 1,348,140 989,127	0 0 632,400	0 0 129,171	0 0 4,535,133
Frederick J. Palensky	Resignation without Good Reason/ Termination for Cause Resignation for Good Reason/Non-Cause Termination Change in Control	0 0 0	1,270,890 1,270,890 911,877	0 0 0	0 0 99,813	0 0 1,969,598

FOOTNOTES TO POTENTIAL PAYMENTS UPON
TERMINATION OR CHANGE IN CONTROL TABLE

        (1)   The amounts in this column reflect the amount of cash severance the Company would be obligated to pay these individuals pursuant to their employment agreements, as described below.

        (2)   The amounts in this column reflect the value of awards under the Performance Unit Plan for which the three-year performance period has not been completed and/or have not been paid out, but which would be paid upon the occurrence of the respective triggering events in accordance with the provisions of the Plan or the individual's employment agreement.

        (3)   The amounts in this column reflect the value of unvested 3M restricted stock or restricted stock units that would vest upon the occurrence of the respective triggering events in accordance with the provisions of the Management Stock Ownership Program or the individual's employment agreement. Share values are based on the closing market price of 3M common stock on December 31, 2007 ($84.32).

        (4)   The amounts in this column reflect the spread value on December 31, 2007, of unvested, in-the-money 3M stock options that will vest upon the occurrence of the respective triggering events in accordance with the provisions of the Management Stock Ownership Program or the individual's employment agreement. Spread values are based on the closing market price of 3M common stock on December 31, 2007 ($84.32).

        (5)   The amounts in this column reflect the present value of accumulated benefits under 3M's Nonqualified Pension Plan or the individual's supplemental retirement arrangement based on such individual's employment agreement that would be paid to each individual upon the occurrence of the respective triggering events. For additional information regarding the terms of the Nonqualified Pension Plan or those individual supplemental retirement arrangements, see the explanation following the Pension Benefits Table and the summaries of these employment agreements in the section entitled "Additional Information Regarding the Employment Agreements of the Named Executive Officers", following the Grants of Plan-Based Awards Table.

Generally Available Compensation and Benefit Plans

        Each of 3M's Named Executive Officers is eligible to participate in and receive compensation or benefits under several plans of the Company that provide for certain payments or rights in the event of the death of the individual or a change in control of the Company. Both of the Company's deferred compensation programs, the Deferred Compensation Plan and the VIP Plus Plan, provide that the plans will terminate and pay out the account balances of all participants immediately following a change in control of the Company. The Performance Unit Plan provides that the plan will terminate and the Company will immediately pay out the pro rata value of all outstanding performance units immediately following a change in control of the Company (based on the higher of the value of the units for the most recently completed performance period or the value of the outstanding units as if the performance of the Company during the remainder of each respective performance period equaled its performance to the date of the change in control). The Nonqualified Pension Plan provides that, in the event of a change in control of the Company, the plan will terminate and pay out the remaining accrued benefits of all participants in either an immediate lump-sum cash payment or through the purchase of annuity contracts designed to pay the pension benefits that would otherwise have been paid following the retirement of each participant. The Management Stock Ownership Program provides that all outstanding stock options, restricted stock, and restricted stock units will immediately vest in full upon a change in control of the Company. With the exception of the Management Stock Ownership Program, these plans define a change in control of the Company as the ownership by one person of at least 30 percent of the voting securities of the Company or the replacement of at least 50 percent of the members of the Company's Board of Directors. The Management Stock Ownership Program defines a change in control of the Company as the ownership by one person of at least 20 percent of the voting securities of the Company or the replacement of at least 50 percent of the members of the Company's Board of Directors.

        The amounts shown above for each of the Named Executive Officers do not include payments and benefits generally provided on a non-discriminatory basis to all similarly situated salaried employees of the Company upon the termination of their employment with the Company, including: (a) accrued salary, annual incentive, and unused vacation benefits, (b) accrued pension benefits under the Employee Retirement Income Plan and the Nonqualified Pension Plan, (c) retiree welfare benefits provided to substantially all of the Company's U.S. employees, including retiree medical and dental benefits, (d) distributions of account balances under the Company's qualified 401(k) plan, and (e) distribution of account balances in 3M's nonqualified deferred compensation plans, as described in the 2007 Nonqualified Deferred Compensation Table.

George W. Buckley

        Mr. Buckley's employment agreement with the Company provides that in the event the Company terminates his employment without Cause or if he terminates his employment with Good Reason, he would receive: (a) cash severance equal to two times the sum of his annual base salary and target annual bonus payable in the form of 24 equal monthly installments (or in the form of an immediate lump-sum if the termination follows a Change of Control of the Company), (b) a pro rata portion of the annual bonus that he would otherwise have earned for the year in which his employment so terminates, (c) if a Change of Control of the Company causes any payment upon his termination of employment to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, a tax gross-up payment with which to pay such tax and the additional taxes payable as a result of such payment, and (d) immediate vesting of the stock options, restricted stock units, performance units, and supplemental retirement benefits provided under the agreement, and continued welfare benefits for the period that cash severance benefits are payable. No severance benefits (other than accrued salary, bonus, and benefits) are payable in the event of the termination of Mr. Buckley's employment by the Company for Cause or by Mr. Buckley without Good Reason. In the event of the termination of Mr. Buckley's employment due to his death or disability, no severance benefits are payable (other than accrued salary, bonus, and benefits, including the supplemental retirement benefits provided under the agreement) other than a pro rata portion of the annual bonus he would otherwise have earned for the year in which his employment so terminates. If any payment or other benefit provided to Mr. Buckley pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Buckley would be entitled to receive a tax gross-up payment with which to pay such tax and the additional taxes payable as a result of such payment. As a condition to receiving any cash severance, pro rata annual bonus or supplemental retirement benefits, Mr. Buckley will sign and deliver to the Company a standard release of claims. In his employment agreement with the Company and as confirmed in the release of claims, Mr. Buckley agrees that for a period of two years following the termination of his employment he will: (1) neither employ nor seek to employ any employee of the Company or encourage them to leave the Company, and (2) neither acquire an ownership interest in or perform certain services for a competitor of the Company.

        For purposes of Mr. Buckley's employment agreement, Cause means any of the following: (i) his commission of a felony or misdemeanor involving fraud, dishonesty, or moral turpitude, (ii) his material breach of such employment agreement, (iii) willful or intentional material misconduct by Mr. Buckley in the performance of his duties, (iv) willful and intentional failure by Mr. Buckley to materially comply with a specific, written direction of the Board of Directors that is consistent with normal business practice and not inconsistent with his responsibilities under such employment agreement, (v) a material violation of the Company's conflict of interest policy, (vi) a material violation of any Company policy that would be grounds for the immediate dismissal of any senior executive of the Company, or (vii) an order or determination of any court, administrative agency, or other entity that has the effect of prohibiting Mr. Buckley from performing his responsibilities under such employment agreement. For purposes of Mr. Buckley's employment agreement, Good Reason means any of the following (unless he agrees in writing that a specific event shall not be Good Reason): (i) the Company's material breach of his employment agreement, (ii) the Company's failure to assign his employment agreement to a successor of the Company or such successor's failure to explicitly assume and agree to be bound by such agreement, (iii) a requirement that Mr. Buckley be principally based at any office or location more than 30 miles from the Company's current headquarters in St. Paul, Minnesota, or (iv) upon or following a Change of Control of the Company, the failure to nominate and elect Mr. Buckley to serve as the chief executive officer, chairman of the board, or most senior executive officer of the Company or its top-tier parent entity. For purposes of Mr. Buckley's employment agreement, a Change of Control of the Company means any of the following (unless he agrees in writing that a specific event shall not be considered a Change of Control): (i) any person becomes the owner of 20 percent or more of the voting securities of the Company, (ii) the members of the Board of Directors of the Company as of December 6, 2005, and their approved successors fail to constitute at least 50 percent of the members of such Board of Directors, (iii) a merger, consolidation, or reorganization involving the Company if the beneficial owners of the Company's voting securities immediately before such transaction are not expected to own more than 50 percent of the voting power of such voting securities in the corporation resulting from such transaction, (iv) a plan or agreement for the sale or other disposition of substantially all of the assets of the Company (other than to an entity more than 50 percent owned by the Company or an entity more than 50 percent owned by the beneficial owners of the voting securities of the Company immediately before the sale or other disposition), or (v) approval of a plan of liquidation by the stockholders of the Company.

Patrick D. Campbell

        Mr. Campbell's employment agreement with the Company provides that in the event the Company terminates his employment without Cause or if he terminates his employment with Good Reason, he would receive: (a) cash severance equal to two times the sum of his annual base salary and annual planned profit sharing if such termination occurs within the first five years following his employment commencement dates and one times the sum of his annual base salary and annual planned profit sharing if such termination occurs more than five years but no more than ten years following his employment commencement date, (b) a period of two years following the termination date in which to exercise the stock options granted to him at the time his employment commenced and the stock options he received as his annual stock option grant for 2002, and (c) immediate vesting of the supplemental retirement benefits provided under the agreement. No severance benefits (other than accrued salary, profit sharing, and benefits) are payable in the event of the termination of Mr. Campbell's employment by the Company for Cause or by Mr. Campbell without Good Reason. In the event of the termination of Mr. Campbell's employment due to his death or disability, no severance benefits (other than accrued salary, bonus, and benefits, including the supplemental retirement benefits provided under the agreement) are payable. If any payment or other benefit provided to Mr. Campbell pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Campbell would be entitled to receive a tax gross-up payment with which to pay such tax and the additional taxes payable as a result of such payment. As a condition to receiving any cash severance, Mr. Campbell will sign and deliver to the Company a standard release of claims.

        For purposes of Mr. Campbell's employment agreement, Cause means any of the following: (i) his indictment on or commission of a felony or misdemeanor involving fraud, dishonesty, or moral turpitude, (ii) his material breach of such employment agreement, (iii) willful or intentional material misconduct by Mr. Campbell in the performance of his duties, or (iv) willful or intentional failure by Mr. Campbell to materially comply with a specific, written direction of the Chief Executive Officer that is consistent with normal business practice and with his responsibilities under such employment agreement. For purposes of Mr. Campbell's employment agreement, Good Reason means any of the following (unless he agrees in writing that a specific event shall not be Good Reason): (i) the Company reduces his annual planned cash compensation by more than 15 percent, (ii) his relocation to a primary work site located more than 50 miles from his then current work site, or (iii) his reassignment to a position having primary responsibilities which are significantly less than those of his immediate previous position.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee are named in the preceding section. No members of the Compensation Committee were officers or employees of 3M or any of its subsidiaries during the year, were formerly 3M officers (except that Robert S. Morrison served as interim Chairman of the Board and Chief Executive Officer from June 30, 2005, to December 6, 2005), or had any relationship otherwise requiring disclosure.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee includes assisting the Board of Directors in its oversight of the Company's financial reporting process. In performing this oversight function, the Audit Committee has:

  •
  Reviewed and discussed the audited consolidated financial statements with management, which has primary responsibility for the financial statements;

  •
  Discussed with PricewaterhouseCoopers LLP (PwC), the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T; and

  •
  Received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with PwC its independence.

        Based upon the review and discussions described above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Edward M. Liddy, Chair
Linda G. Alvarado
Michael L. Eskew
W. James Farrell
Herbert L. Henkel

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

        The Audit Committee is responsible for appointing and overseeing the work of the independent registered public accounting firm ("Independent Accounting Firm"). The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the Independent Accounting Firm.

        Before engagement of the Independent Accounting Firm for the next year's audit, the Independent Accounting Firm will submit to the Audit Committee for approval a detailed description of services it expects to render to the Company during that year for each of the following categories of services:

        1.     Audit services include audit work performed in the preparation of consolidated financial statements, as well as work that generally only the Independent Accounting Firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit related services are for assurance and related services that are traditionally performed by the Independent Accounting Firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the Independent Accounting Firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other services are those services not captured in the other categories.

        Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the Independent Accounting Firm to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the Independent Accounting Firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the Independent Accounting Firm.

        The Audit Committee has delegated pre-approval authority to the chair of the Committee. The chair must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's consolidated financial statements for the years ended December 31, 2006 and 2007, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Audit and Non-Audit Fees ($ in millions)

	2006	2007
Audit Fees: (1)	$11.4	$10.7
Audit Related Fees: (2)	2.7	.9
Tax Fees: (3)	1.3	1.2
All Other Fees: (4)	0.1	0.0

Total	$15.5	$12.8
(1)

Audit fees consisted of audit work and review services, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents, and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)

Audit related fees consisted principally of carve-out audit related to the pharmaceuticals business and audits of employee benefit plans.

(3)

Tax fees consisted principally of tax planning and compliance.

(4)

All other fees consisted principally of risk assessment services related to the Company's internal control over financial reporting.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR NEXT YEAR'S ANNUAL MEETING

        In order for a stockholder proposal to be considered for inclusion in 3M's proxy statement for next year's Annual Meeting, our Corporate Secretary must receive the proposal no later than 5 p.m. Central Time on November 26, 2008. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Corporate Secretary) to: Gregg M. Larson, Deputy General Counsel and Secretary, 3M Company, 3M Center, Building 220-13-W-39, St. Paul, MN 55144-1000. Such proposals must contain the information required under 3M's Bylaws, and also must comply with the SEC's regulations regarding the inclusion of stockholder proposals in Company sponsored proxy materials, such as the stockholder continuing to own a minimum number of shares until the Annual Meeting and appearing in person or through an authorized representative at the meeting to present the proposal.

        Alternatively, stockholders intending to present a proposal at next year's Annual Meeting without having it included in the Company's proxy statement must comply with the requirements set forth in the Company's Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the record stockholder no earlier than January 13, 2009, and no later than February 12, 2009. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary.

        Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the Annual Meeting.

By Order of the Board of Directors.

GREGG M. LARSON

Deputy General Counsel and Secretary

APPENDIX A

DIRECTOR INDEPENDENCE GUIDELINES

Determination of Independence

        A director is "independent" if the Board affirmatively determines that the director (including nominees for director) has no material relationship with 3M (including its consolidated subsidiaries) directly or as a partner, shareholder, or officer of an organization that has a relationship with 3M. The Board has established the following guidelines to assist it in determining director independence (including nominees for director), that conform to or are more exacting than the independence requirements in the New York Stock Exchange listing standards (NYSE Rules). In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination not only from the standpoint of the director (including nominees for director), but also from that of persons or organizations with which the director has an affiliation.

1.
In no event will a director be considered independent if:

a.
Employment Relationship — A director is, or has been within the last three years, an employee of 3M, or whose immediate family member(1), is or has been within the last three years, an executive officer of 3M;

        (1) New York Stock Exchange Rule 303A(2)(b) defines "immediate family" to include a person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who share such person's home.

  b.
  Payments >$100,000 — A director who received, or whose immediate family member received, more than $100,000 per year in direct compensation from 3M (other than director fees) within the last three years;

  c.
  Auditor Relationships — (i) A director, or whose immediate family member, is a current partner of 3M's internal or external auditor; (ii) a director is a current employee of such a firm; (iii) a director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) a director, or whose immediate family member, was within the last three years (but is no longer) a partner or employee of such a firm who personally worked on 3M's audit within that time;

  d.
  Compensation Committee Interlock — A 3M executive officer is on the compensation committee of the board of directors of a company which employs the 3M director or an immediate family member as an executive officer;

  e.
  Commercial Relationships — A director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, 3M for property or services in an amount which, in of the last three years, exceeds the greater of $1 million, or two percent of the director's company's consolidated gross revenues.

2.
Audit Committee members may not accept any consulting, advisory, or other compensatory fee from 3M, other than directors' fees.

3.
The following commercial relationships will not be considered to be material relationships that would impair a director's independence:

a.
If a 3M director is an executive officer or employee, or if an immediate family member is an executive officer, of another company that does business with 3M and the sales by that company to 3M or purchases by that company from 3M, in any single year within the last three

A-1

    years, are less than or equal to one percent of the annual consolidated gross revenues of that company; or

  b.
  If a 3M director is an executive officer or employee, or if an immediate family member is an executive officer, of another company which is indebted to 3M, or to which 3M is indebted, and the total amount of either company's indebtedness to the other, in any single year within the last three years, is less than or equal to one percent of the other company's total consolidated assets.

4.
Charitable relationships will not be considered to be material relationships that would impair a director's independence if a 3M director or immediate family member serves as an officer, director, or trustee of a charitable organization, and 3M's discretionary charitable contributions to the organization are less than or equal to one percent of that organization's consolidated annual gross revenues.

5.
The Board will annually make and publicly disclose its independence determination for each director. The Board may determine that a director who has a relationship that exceeds the limits described in paragraphs 3 (provided that such a relationship would not constitute a bar to independence under the NYSE Rules) or 4 is nonetheless independent. The Company will explain in the next proxy statement the basis for any Board determination that a relationship is immaterial despite the fact that it does not meet the categorical independence guidelines. For example, if a director is the CEO of a company that purchases products and services from 3M that are more than one percent of that company's annual revenues, the independent directors could determine, after considering all of the relevant circumstances, that such a relationship was immaterial, and that the director would be considered independent under the NYSE Rules.

6.
The Company will not make any personal loans or extensions of credit to directors.

7.
All directors are required to deal at arm's length with 3M and its subsidiaries and to disclose circumstances material to the director that might be perceived as a conflict of interest.

A-2

APPENDIX B

3M CORPORATE GOVERNANCE GUIDELINES
(As Amended February 11, 2008)

        The Board of Directors (the "Board") of 3M Company ("3M" or the "Company") has adopted these guidelines, which in conjunction with the Certificate of Incorporation, Bylaws, and Board Committee charters, form the framework for governance of the Company.

A.    THE ROLES OF THE BOARD OF DIRECTORS AND MANAGEMENT

1.
The Board of Directors — The business of the Company is conducted under the oversight of the Board of Directors. The Board selects the Chairman and Chief Executive Officer and delegates to the CEO the authority and responsibility to manage the Company's operations. The Board of Directors serves as elected representatives of the shareholders, acts as an advisor and counselor to the CEO and senior management, and oversees management performance on behalf of shareholders. The Board also oversees the Company's strategic and business planning process and reviews and assesses management's approach to addressing significant risks facing the Company.

2.
Management — The CEO and senior management are responsible for running the Company's business operations.

B.    BOARD COMPOSITION AND LEADERSHIP

1.
Chairman of the Board and Chief Executive Officer — The Board has the authority to decide whether the positions of Chairman and CEO should be held by the same person and shall determine the best arrangement for the Company and its shareholders in light of all relevant and changing circumstances. The Board currently believes that the same individual should hold the position of Chairman and CEO (Chairman/CEO).

2.
Size of the Board — The number of directors should not exceed a number that can function efficiently. The Nominating and Governance Committee considers and makes recommendations to the Board concerning the appropriate size and needs of the Board.

3.
Board Independence — The Board believes in having a substantial majority of independent directors on the 3M Board. A director is "independent" if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company and otherwise meets the requirements for independence of the listing standards of the New York Stock Exchange. The independent directors will make the Board decisions on corporate governance matters.

4.
Board Membership Criteria — The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders. The Board's assessment of Board candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like, or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings. A director's qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

5.
Selection of New Director Candidates — The Nominating and Governance Committee considers qualified director candidates from several sources, including stockholders, and evaluates candidates against the current board membership criteria described above. In addition to these minimum requirements, the Committee will also evaluate whether the candidate's skills are complementary to the existing Board members' skills, the Board's needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the candidate's impact on Board dynamics and effectiveness. The Committee selects candidates that best suit the Board's current needs and recommends one or more of such individuals to the Board. Exacting membership criteria and a rigorous selection process help ensure that candidates recommended to the Board will effectively represent the balanced best interests of all stockholders.

6.
Voting for Directors — Any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) who receives a greater number of votes "withheld" from his or her election than votes "for" such election (a "Majority Withheld Vote") will promptly tender his or her resignation for consideration by the Nominating and Governance Committee.

a.
The Nominating and Governance Committee will promptly consider the best interests of 3M and its stockholders and recommend to a committee of independent directors of the Board whether to accept the tendered resignation or to take some other action, such as rejecting the resignation and addressing the apparent underlying causes of the withheld votes.

b.
The Board will create a committee of all the independent directors who did not receive a Majority Withheld Vote to consider the Nominating and Governance Committee's recommendation and take action within 90 days following the uncontested election. Thereafter, the committee of independent directors will promptly disclose its decision and an explanation of how the decision was reached in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

c.
Except as provided below, a director receiving a Majority Withheld Vote shall remain active and engaged in Board activities during this Nominating and Governance Committee and Board process.

d.
If one or more members of the Nominating and Governance Committee receive a Majority Withheld Vote, then the Board will create a committee of independent directors who did not receive a Majority Withheld Vote to consider the resignation offers of all directors receiving a Majority Withheld Vote and determine whether to accept the tendered resignation(s) or to take some other action and promptly disclose their decision as described in paragraph 6b above.

e.
Any director who receives a Majority Withheld Vote and tenders his or her resignation pursuant to this provision will not participate in the committee action regarding whether to accept the tendered resignation offer or take some other action. However, if the only directors who did not receive a Majority Withheld Vote in the same election constitute three or fewer independent directors, then all independent directors may participate in the committee action regarding whether to accept the resignation offer(s) or to take some other action.

f.
This corporate governance guideline will be summarized in each proxy statement relating to an election of directors of 3M.

7.
Director Orientation and Continuing Education — The Company provides directors with an orientation and education program to familiarize them with the Company's business operations and plans, industry trends and corporate governance practices, as well as ongoing education on issues facing the Company and on subjects that would assist the directors in discharging their duties.

8.
Directors Who Experience Change in Present Job Responsibilities or Other Relevant Circumstances — When a director's principal occupation or business affiliation changes, or other circumstances arise which may raise questions about the director's continuing qualifications in relation to the Board Membership Criteria set forth above, then the director will tender her/his resignation, or the Nominating and Governance Committee will ask for such tender. The Nominating and Governance Committee will consider the tendered resignation and recommend to the Board the action to be taken.

9.
Service On Other For-Profit Boards — Independent directors are encouraged to evaluate carefully the time required to serve on other boards (excluding non-profit) taking into account board attendance, preparation, participation, and effectiveness on these boards. Independent directors must advise the Chairman/CEO before accepting an invitation to serve on another board to enable the Company to determine whether (i) any regulatory issues or potential conflicts are raised by the director accepting such an invitation and (ii) the director will have the time required for preparation, participation, and attendance at 3M Board meetings. Independent directors who also serve as CEOs of publicly traded companies should not serve on more than two boards of public companies in addition to the 3M Board, and other independent directors should not serve on more than five other boards of public companies in addition to the 3M Board.

10.
Retirement Policy — Each nonemployee director must retire from the Board when they reach the age of 72. A director elected to the Board prior to his or her 72nd birthday may continue to serve until the annual stockholders meeting coincident with or following his or her 72nd birthday. Directors will not be nominated for election to the Board after their 72nd birthday, although the full Board may nominate candidates over 72 in special circumstances.

11.
Board Compensation Review — The Nominating and Governance Committee will periodically receive reports on the status of Board compensation in relation to other large U.S. companies and is responsible for recommending to the Board changes in compensation for nonemployee directors.

12.
Board's Interaction with Stakeholders — The Chairman/CEO is responsible for establishing effective communications with the Company's stakeholders, including shareholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Board that management speaks for the Company. This policy does not preclude independent directors from meeting with stakeholders, but management where appropriate should be present at such meetings.

C.    BOARD OPERATIONS

1.
Selection of Agenda Items for Board Meetings — At the first Board meeting of each year, the Chairman/CEO, in consultation with the lead director, will propose for the Board's approval agenda items to be discussed during the course of the year. Before each meeting, the Chairman/CEO will review proposed agenda items with the lead director and distribute the agenda in advance to the Board. Any Board member may ask to include items on the agenda.

2.
Board Materials Distributed in Advance — Board members receive materials related to agenda items sufficiently in advance of Board meetings so that the directors may prepare to discuss the items at the meeting. Sensitive subjects may be discussed at the meeting without distributing written materials in advance or at the meeting.

3.
Director Responsibilities — Directors must exercise their business judgment to act in the best interests of the shareholders and the Company. In discharging this obligation, directors reasonably may rely on the Company's senior executives and its advisors and auditors. Directors are expected to attend the Annual Meeting of Stockholders and attend and participate in all meetings of the Board and of committees on which they serve and to spend the time needed and prepare for and meet as frequently as necessary to discharge their responsibilities.

4.
Board Presentations and Access to Employees — Members of senior management may be invited to attend part or all of a Board meeting in order to participate in discussions. Generally, the executive responsible for an area of the Company's operations the Board is to consider makes the presentation. Board members have complete access to all other members of management and Company employees.

5.
Board Access to Independent Advisors — The Board and its committees may seek advice from outside advisors as appropriate. The Board shall have sole authority to approve related fees and retention terms.

6.
Executive Sessions — As an agenda item for every regularly scheduled board meeting, independent directors have the opportunity to meet in executive sessions, without the Chairman/CEO or other members of management present, to consider such matters as they deem appropriate.

7.
Lead Independent Director — The Board has selected an independent director to serve as lead director. The lead director will be elected periodically by a majority of the independent directors upon recommendation from the Nominating and Governance Committee. The lead director will:

a.
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

b.
act as a key liaison between the Chairman/CEO and the independent directors;

c.
will assist the Chairman/CEO in setting the Board agenda and frequency of meetings;

d.
has the authority to call meetings of the independent directors;

e.
will communicate Board member feedback to the Chairman/CEO (except that the chair of the Compensation Committee leads the discussion of the Chairman/CEO's performance and communicates the Board's evaluation of that performance to the Chairman/CEO); and

f.
perform such other duties as requested by the Board.

  The name of, and a means of contacting, the lead director will be made public in the Company's proxy statement for the Annual Meeting of Stockholders.

D.    BOARD COMMITTEES

1.
Committees — The current committees are Audit, Compensation, Finance, and Nominating and Governance.

2.
Assignment and Term of Service of Committee Members — The Board is responsible for the appointment of committee members and chairs, based on recommendations of the Nominating and Governance Committee.

3.
Agenda, Frequency, Length, and Reports of Committee Meetings — The chair of each committee approves the agenda, length of, and attendance at each committee meeting and determines the frequency of meetings. Materials related to agenda items are given to the committee members sufficiently in advance to allow the members to prepare for discussing the items at the meeting. The committee chairs report a summary of their meeting to the Board following each regular committee meeting.

4.
Membership — Only independent directors may serve on the Audit, Compensation, Finance, and Nominating and Governance Committees.

5.
Responsibilities — The Board periodically reviews the responsibilities of each committee and approves the committee charters, copies of which are attached to these guidelines.

E.    BOARD AND MANAGEMENT EVALUATION

1.
Formal Evaluation of the Chairman/CEO — The Compensation Committee, in consultation with the Chairman/CEO, sets annual and long-term performance goals for the Chairman/CEO. The chair of the Compensation Committee leads the discussion of the Chairman/CEO's performance against such goals with the independent directors and communicates the Board's evaluation to the Chairman/CEO. The Compensation Committee will use the evaluation when determining the compensation of the Chairman/CEO.

2.
Board Self-Assessment — The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will receive comments from all directors and share those comments with the Board. Based on the comments and further discussion, the Board will make an assessment specifically reviewing areas in which the Board and/or the management believe improvements could be made to increase the effectiveness of the Board and its committees.

3.
Succession Planning — The Board plans the succession to the position of Chairman/CEO and certain other senior management positions. To assist the Board, the Chairman/CEO annually assesses senior managers and their succession potential. The Chairman/CEO also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

4.
Management Development — The Chairman/CEO annually should report to the Board on the Company's program for management development.

Policy on Adoption of a Rights Plan

        In 2002 and 2003, a 3M stockholder submitted a shareholder proposal to 3M regarding the approval process for adopting a stockholders' rights plan (also known as a "poison pill"). 3M does not have a rights plan and is not currently considering adopting one. The Board continues to believe, however, that there may be circumstances under which adoption of a rights plan would be necessary to give the Board the negotiating power and leverage to obtain the best result for 3M stockholders in the context of a takeover effort.

        Following consideration of the favorable vote the stockholder proposal received and in light of this belief, the Board has adopted and reaffirmed a statement of policy on this topic. The Board's policy is that it will only adopt a rights plan if either (1) stockholders have approved adoption of the rights plan or (2) the Board in its exercise of its fiduciary responsibilities, including a majority of the independent members of the Board, makes a determination that, under the circumstances existing at the time, it is in the best interests of 3M's stockholders to adopt a rights plan without the delay in adoption that would come from the time reasonably anticipated to seek stockholder approval.

        The Board has directed the Nominating and Governance Committee to review this policy statement on an annual basis and to report to the Board on any recommendations it may have concerning the policy. The terms of the policy, as in effect, will be included in 3M's published Corporate Governance Guidelines and its proxy statement.

APPENDIX C

3M Company Board of Directors
Audit Committee Charter
(As Affirmed February 11, 2008)

A.
Purpose: The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of 3M Company (the "Company") is to assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Company's independent registered public accounting firm (the "Independent Accounting Firm"), and (iv) performance of the Company's internal auditing department ("Internal Audit") and the Independent Accounting Firm.

B.
Membership: The Committee's membership is determined by the Board upon recommendation of the Nominating and Governance Committee and consists of at least three directors. The members of the Committee shall meet the independence and experience requirements of the listing standards of the New York Stock Exchange and the requirements for audit committee service set forth in the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission ("SEC"). At least one member of the Committee shall be an "audit committee financial expert" as determined by the Board in compliance with criteria established by the SEC. Committee members shall not serve on the audit committees of more than two other public companies unless the Board determines that such service does not impair the member's ability to serve effectively on the Committee.

C.
Roles and Responsibilities: The Committee's responsibility is one of oversight. The management of the Company is responsible for the preparation of complete and accurate annual and quarterly consolidated financial statements ("financial statements") in accordance with generally accepted accounting principles in the United States and for maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations. The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board an audit of the Company's annual consolidated financial statements and a review of the Company's quarterly financial statements. The Committee shall have the authority to take any and all acts that it deems necessary to carry out its oversight function, including but not limited to:

1.
Financial Reporting and Disclosure

a.
Review and discuss the Company's annual audited financial statements and quarterly financial statements with management and the Independent Accounting Firm, including the disclosures under the caption "Management Discussion and Analysis of Financial Condition and Results of Operations." The Committee shall make a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

b.
Review the Company's financial reporting processes, disclosure and internal controls and procedures, and the process for the CEO and CFO quarterly certifications required by the SEC with respect to financial statements and the Company's disclosure and internal controls and procedures. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any reports by the CEO and CFO regarding major issues as to the adequacy of the Company's disclosure and internal controls and procedures and any special audit steps adopted in light of identified deficiencies.

    c.
    Review and discuss with management (including the senior internal audit executive) and the Independent Accounting Firm the Company's internal controls report and the Independent Accounting Firm's attestation of the report prior to filing of the Company's Form 10-K.

    d.
    Obtain and periodically review a report from the Independent Accounting Firm, describing (i) all critical accounting policies and practices to be used in the financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accounting Firm, and (iii) other material written communications between the Independent Accounting Firm and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management, including any significant financial reporting issues and judgments made in connection with the preparation of the financial statements. Discuss with the Independent Accounting Firm any material issues raised in such reports.

    e.
    Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, provided that such discussions may be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made). The management will review with the chair of the Committee earnings press releases prior to issuance.

    f.
    Discuss with management and the Independent Accounting Firm the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company's financial statements.

  2.
  Internal Audit

  a.
  Review the charter, annual plan and scope of work of Internal Audit, including its responsibilities and staffing.

  b.
  Review, as appropriate, the results of internal audits and discuss related significant internal control matters with the Company's internal auditor and Company management.

  c.
  Discuss the adequacy of the Company's internal controls with Internal Audit.

  d.
  Review the appointment and periodically evaluate the performance of the senior internal auditing executive, who shall have direct access to the Committee.

  3.
  Independent Accounting Firm

  a.
  Responsible for the appointment, retention, termination, compensation, and oversight of the Independent Accounting Firm. The Committee shall also be responsible for the resolution of disagreements between management and the Independent Accounting Firm. The Independent Accounting Firm shall report directly to the Committee.

  b.
  Review the scope of the annual audit and services to be provided by the Independent Accounting Firm during the year. Pre-approve all auditing services, internal control-related services, and permitted non-audit services to be provided to the Company by the Independent Accounting Firm, subject to any exceptions provided by the Act. The chair of the Committee may pre-approve any such services according to the procedures approved by the Committee, provided that any approval by the chair must be presented to the Committee at its next meeting.

  c.
  Obtain and review, at least annually, a report from the Independent Accounting Firm describing: (i) the Independent Accounting Firm's internal quality-control procedures,

      (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues, and (iii) all relationships between the Independent Accounting Firm and the Company, including the matters set forth in Independence Standards Board Standard No. 1. Discuss with the Independent Accounting Firm any issues or relationships disclosed in such report that, in the judgment of the Committee, may have an impact on the competence or independence of the Independent Accounting Firm.

    d.
    Discuss with the Independent Accounting Firm the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including any audit problems or difficulties encountered in performing the audit and management's response, and disagreements with management.

    e.
    Obtain assurance from the Independent Accounting Firm that the audit was conducted in a manner consistent with Section 10A(b) of the Act.

    f.
    Review and periodically evaluate the performance of the lead audit partner of the Independent Accounting Firm and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

    g.
    Establish policies for the Company's hiring of employees or former employees of the Independent Accounting Firm who participated in any capacity in the audit of the Company.

  4.
  Risk Management and Compliance

  a.
  Discuss policies and procedures with respect to risk assessment and risk management, the Company's major risk exposures, and the steps management has taken to monitor and mitigate such exposures.

  b.
  Review the effectiveness of the system for monitoring compliance with laws, regulations, and the Company's business conduct policies, and the results of management's investigation and follow-up on any fraudulent acts or accounting irregularities.

  c.
  Periodically obtain reports from management regarding compliance.

  d.
  Review with the Company's General Counsel legal matters that may have a material impact on the consolidated financial statements and any material reports or inquiries received from regulators or governmental agencies regarding compliance.

  e.
  Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. Review periodically with management and Internal Audit these procedures and any significant complaints received.

  5.
  Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

  a.
  The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Committee shall meet separately, periodically, with management, with internal auditors, and with the Independent Accounting Firm. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

    b.
    Report regularly to the Board.

    c.
    Prepare the report of the Committee required to be included in the Company's annual proxy statement.

    d.
    Review the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

    e.
    Conduct an annual performance evaluation of the Committee.

    f.
    The Committee shall have the authority to retain such outside legal, accounting, or other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

APPENDIX D

3M Company Board of Directors
Compensation Committee Charter
(As Amended February 11, 2008)

A.
Purpose: The Compensation Committee (the "Committee") of the Board of Directors of 3M Company reviews the Company's compensation practices and policies including equity compensation programs and postretirement benefit plans, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, annually reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the SEC's disclosure rules for executive compensation, and furnishes a report for inclusion in the Company's proxy statement.

B.
Membership: The Committee's membership is determined by the Board and consists of at least three directors. All members of the Committee shall meet the independence requirements of the listing standards of the New York Stock Exchange and qualify as a "Nonemployee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

C.
Roles and Responsibilities: The responsibilities of the Committee include:

1.
Compensation Practices and Policies

a.
Review compensation practices and policies of the Company to ensure they provide appropriate motivation for corporate performance and increased shareholder value.

b.
Oversee the administration of the Company's stock and deferred compensation programs, and determine the employees who receive awards and the size of those awards under the Company's long-term incentive compensation plans.

c.
Make recommendations to the Board of Directors regarding the adoption, amendment, or termination of equity compensation programs that require shareholder approval.

d.
Approve the adoption, amendment, and termination of incentive compensation and deferred compensation programs for employees of the Company.

e.
Oversee the administration of the Company's deferred compensation plans and programs for its nonemployee directors, and either approve or recommend for the approval of the Board of Directors amendments to such plans and programs.

f.
Review and make recommendations to the Board of Directors concerning the design of the pension and other postretirement benefit plans that have a material financial impact upon the Company.

g.
Periodically review human resource issues relating to the Company's polices and practices with respect to workforce diversity and equal employment opportunities.

2.
Executive Compensation

a.
Periodically survey the executive compensation practices of other large companies.

b.
Annually review and approve, for the senior executives of the Company (other than the CEO), (i) the annual base salary, (ii) annual incentive compensation, and (iii) awards under the Company's long-term incentive compensation plans.

c.
Approve for the senior executives of the Company (other than the CEO) employment agreements, severance arrangements, change-in-control arrangements, and any special or supplemental benefits.

D-1

    d.
    Establish and certify the satisfaction of performance goals for performance-based compensation as required under Section 162(m) of the Internal Revenue Code.

    e.
    Review shareholder proposals relating to executive compensation matters and recommend to the Board the Company's response to such proposals.

  3.
  CEO Compensation

  a.
  Review and approve annual corporate goals and objectives for the CEO.

  b.
  The Chairman of the Committee leads the discussion of the CEO's performance against such goals and objectives with the independent directors and communicates the Board's evaluation to the CEO.

  c.
  Annually review and approve (based on this evaluation), subject to ratification by the independent directors of the Board, (i) the CEO's annual base salary, (ii) the CEO's annual incentive compensation, (iii) awards to the CEO under the Company's Performance Unit Plan, and (iv) stock option grants and other stock awards to the CEO under the Company's Management Stock Ownership Program. In determining the long-term incentive component of CEO compensation, the Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at other large companies, and the awards given to the CEO in past years.

  d.
  Approve, subject to ratification by the independent directors of the Board, for the CEO employment agreements, severance arrangements, change-in-control arrangements, and any special or supplemental benefits.

  4.
  Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

  a.
  Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

  b.
  Review and discuss with management of the Company the Compensation Discussion and Analysis prepared in accordance with the disclosure rules for executive compensation of the Securities and Exchange Commission, and furnish a report for inclusion in the Company's annual proxy statement.

  c.
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  d.
  Conduct an annual performance evaluation of the Committee.

  e.
  The Committee shall have the authority to retain such compensation consultants, outside counsel, and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

D-2

APPENDIX E

3M Company Board of Directors
Finance Committee Charter
(As Affirmed February 11, 2008)

A.
Purpose: The Finance Committee (the "Committee") of the Board of Directors of 3M Company assists the Board with its oversight of the Company's capital structure, financing, investment, and other financial matters of importance to the Company.

B.
Membership: The Committee's membership is determined by the Board upon recommendation of the Nominating and Governance Committee and consists of at least three directors. The members of the Committee shall meet the independence requirements of the New York Stock Exchange.

C.
Roles and Responsibilities: The responsibilities of the Committee include:

1.
Capital Structure

a.
Review and recommend for approval by the Board the dividend policy and the declaration of dividends or other forms of distributions on the Company's stock, such as stock splits in the form of a stock dividend.

b.
Review and recommend for approval by the Board the repurchase of the Company's stock.

c.
Review and recommend for approval by the Board the Company's short- and long-term borrowings.

d.
Review and recommend for approval by the Board the registration and issuance of the Company's debt or equity securities, except in the case of the issuance of debt or equity securities in connection with a merger or acquisition transaction which is presented to the Board.

e.
Periodically review the Company's ratings from credit rating agencies.

2.
Capital Expenditures

a.
Review and recommend for approval by the Board an annual capital expenditure budget and revisions to that budget.

b.
Review and recommend for approval by the Board capital expenditures in excess of $50,000,000.

3.
Treasury and Tax Matters

a.
Periodically review the Company's global treasury and tax planning activities.

b.
Review and evaluate any risks associated with the Company's use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodity prices, and interest rates.

c.
Periodically review the Company's insurance coverage.

d.
Periodically review the funding of the Company's pension and other benefit plans.

4.
Transactions and Other Matters

a.
Review and recommend for approval by the Board the following contracts, transactions, or other commitments in excess of $50,000,000: (i) sale, lease, or purchase of real estate and buildings; and (ii) sale or disposal of equipment, machinery, or other similar tangible assets.

E-1

    b.
    To perform any other activities as the Committee deems appropriate, or as requested by the Board consistent with this Charter, the Company's Bylaws, and applicable law.

  5.
  Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

  a.
  Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

  b.
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  c.
  Conduct an annual performance evaluation of the Committee.

  d.
  The Committee shall have the authority to retain such outside legal, accounting, or other advisors, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

E-2

APPENDIX F

3M Company Board of Directors
Nominating and Governance Committee Charter
(As Affirmed February 11, 2008)

A.
Purpose:    The Nominating and Governance Committee (the "Committee") of the Board of Directors of 3M Company establishes Board membership criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its committees, periodically reviews CEO and management succession plans, and periodically reviews other matters relating to the governance of the Company.

B.
Membership:    The Committee's membership is determined by the Board and consists of at least three directors. The members of the Committee shall meet the independence requirements of the New York Stock Exchange.

C.
Roles and Responsibilities:    The responsibilities of the Committee include:

1.
Board and Committee Membership

a.
Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members as set forth below.

b.
It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders.

c.
The Board's assessment of Board candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government, and the like, or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings. A director's qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

d.
Review the resignation of directors whose principal occupation or business association changes, or other circumstances arise which may raise questions about the director's continuing qualifications in relation to the Board membership criteria referred to above and recommend to the Board what action the Board should take with respect to the resignation.

e.
Review the Board's committee structure and recommend to the Board the appointment of committee members and chairs.

2.
Selection of Qualified Director Candidates

a.
Identify individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth above, and recommend that the

      Board select such nominee or nominees to stand for election at the next meeting of stockholders of the Company in which directors will be elected.

    b.
    In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the Board Membership Criteria set forth above, and recommend such person or persons for appointment to the Board.

    c.
    Review and evaluate all stockholder nominees for director (submitted in accordance with the Company's Bylaws) in accordance with the Board Membership Criteria set forth above.

    d.
    The Nominating and Governance Committee considers qualified director candidates from several sources, including stockholders, and evaluates candidates against the current Board Membership Criteria described above. In addition to these minimum requirements, the Committee will also evaluate whether the candidate's skills are complementary to the existing Board members' skills, the Board's needs for particular expertise in fields such as business, manufacturing, technology, financial, marketing, international, governmental, or other areas of expertise, and assess the candidate's impact on Board dynamics and effectiveness. The Committee selects candidates that best suit the Board's current needs and recommends one or more of such individuals to the Board. Exacting membership criteria and a rigorous selection process help ensure that candidates recommended to the Board will effectively represent the balanced best interests of all stockholders.

  3.
  Corporate Governance

  a.
  Review the Company's Corporate Governance Guidelines at least annually, and recommend any proposed changes to the Board for approval.

  b.
  Develop and recommend to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence.

  c.
  Review and approve or ratify any transaction between the Company and any related person, which is required to be disclosed under the rules of the Securities and Exchange Commission.

  d.
  Review and recommend to the Board proposed changes to the Company's Certificate of Incorporation and Bylaws.

  e.
  Review shareholder proposals relating to corporate governance and other matters and recommend to the Board the Company's response to such proposals.

  4.
  Board and Committee Self-Assessment.    Develop and recommend to the Board for its approval an annual self-assessment process of the Board and its committees and oversee the process. Based on this process, the Board will make an assessment reviewing areas in which the Board and/or Management believe improvements could be made to increase the effectiveness of the Board.

  5.
  Succession Planning.    Review periodically with the Chairman/CEO his assessment of corporate officers and succession plans relating to their positions, and to make recommendations to the Board with respect to the selection of individuals to occupy these positions.

  6.
  Miscellaneous Matters

  a.
  Periodically review and recommend to the Board changes in Board compensation.

    b.
    Establish and periodically review and recommend to the Board director retirement policies.

    c.
    Periodically review the corporate contribution program and the activities of the 3M Foundation.

  7.
  Meetings, Reports, Charter Review, Performance Evaluation and Outside Advisors

  a.
  Hold regular meetings of the Committee, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present shall decide any matter brought before the Committee.

  b.
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  c.
  Conduct an annual performance evaluation of the Committee.

  d.
  The Committee shall have the authority to retain search firms to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

APPENDIX G
3M 2008 LONG-TERM INCENTIVE PLAN

1.     Purposes.

  The purposes of this plan are to help 3M attract, retain, and motivate outstanding employees to increase shareholder value by contributing to the long-term growth and success of its business; to more closely align the financial interests of these employees with those of 3M's other shareholders by linking a significant portion of their compensation to the performance of the Company and its stock price; to encourage employees to acquire an equity stake in the Company; to help 3M attract and retain well-qualified individuals to serve as nonemployee members of its Board of Directors; and to promote the alignment of interests of these nonemployee directors with those of 3M's other shareholders by providing all or a portion of their compensation for serving as directors in the form of 3M common stock.

  This plan is intended to replace and succeed the 2005 Management Stock Ownership Program, the 3M Performance Unit Plan, and the 1992 Directors Stock Ownership Program.

2.     Definitions.

  (a)
  "Affiliate" means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant equity interest, as determined by the Committee.

  (b)
  "Award" means any Incentive Stock Option, Nonqualified Stock Option, Progressive Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, or other Stock Award granted to a Participant under this Plan.

  (c)
  "Code" means the Internal Revenue Code of 1986, as amended.

  (d)
  "Committee" means the Compensation Committee of 3M's Board of Directors.

  (e)
  "Common Stock" means the common stock of 3M Company with a par value of $0.01 per share.

  (f)
  "Company" means 3M Company, a Delaware corporation.

  (g)
  "Disqualifying Termination" means a termination of a Participant's employment with the Company or an Affiliate due to (i) a material violation of any policy of the Company or such Affiliate, including, without limitation, any policy contained in the Company's Business Conduct Manual, or (ii) embezzlement from or theft of property belonging to the Company or such Affiliate.

  (h)
  "Dividend Equivalents" means, on any dividend record date, that amount of cash or shares equal in value to the dividend payable on shares of Common Stock as declared by 3M's Board of Directors with respect to such dividend record date; provided, however, that no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights granted under this Plan.

  (i)
  "Fair Market Value" means the closing price for a share of Common Stock as reported on the New York Stock Exchange Composite Transactions.

  (j)
  "Full Value Award" means any Award denominated or paid in shares of Common Stock other than an Option or Stock Appreciation Right.

  (k)
  "Grant Date" means the effective date of an Award granted to a Participant under this Plan.

  (l)
  "Incentive Stock Option" means an Option granted under this Plan which satisfies the requirements of Section 422 of the Code and is so designated in the written or electronic documents evidencing such Option.

  (m)
  "Nonqualified Stock Option" means an Option granted under this Plan which is not an Incentive Stock Option.

  (n)
  "Option" means a Participant's right to purchase a specified number of shares of Common Stock at a specified price for a specified period of time.

  (o)
  "Participant" means an employee of the Company or an Affiliate whose participation in the Plan has been approved by the Committee, or a nonemployee member of 3M's Board of Directors.

  (p)
  "Performance Criteria" means such internal performance criteria for the Company or any business segment thereof as determined by the Committee with respect to each Performance Unit or Performance Share and may include any one or more of several criteria, such as, but not limited to, return on capital employed, return on assets or net assets, net sales, sales growth, cash flow, earnings per share or improvement in earnings per share, return on equity, stock price, gross margin, operating margin, total shareholder return, economic value added, economic profit or improvements in economic profit (after-tax operating income, excluding non-recurring items, less the cost of capital), earnings before interest and taxes, EBITDA, operating income or improvement in operating income, improvements in certain asset or financial measures (including working capital and the ratio of sales to net working capital), reductions in certain asset or cost areas (including reductions in inventories or accounts receivable or reductions in laboratory, engineering, sales, or administrative costs), net income or variations of income criteria in varying time periods, adjusted net income or improvement in adjusted net income, or general comparisons with other peer companies or industry groups or classifications with regard to one or more of these criteria. Such criteria shall include a target for payment of the Performance Unit or Performance Share at full face value and upper and lower limits for the measurement of payment to Participants.

  (q)
  "Performance Period" means a period of no less than three years, as determined by the Committee, during which Performance Criteria shall be measured for purposes of calculating the payment with respect to each Performance Unit or Performance Share.

  (r)
  "Performance Share" means the right of a Participant to receive a payment in the form of shares of Common Stock based upon the performance of the Company during a Performance Period as measured by the Performance Criteria approved by the Committee.

  (s)
  "Performance Unit" means the right of a Participant to receive a payment in cash or shares of Common Stock based upon the performance of the Company during a Performance Period as measured by the Performance Criteria approved by the Committee.

  (t)
  "Plan" means this 3M 2008 Long-Term Incentive Plan.

  (u)
  "Predecessor Plan" means the 3M 1997 Management Stock Ownership Program, the 3M 2002 Management Stock Ownership Program, and the 3M 2005 Management Stock Ownership Program.

  (v)
  "Progressive Stock Option" means a Nonqualified Stock Option granted to a Participant under this Plan upon the exercise of a nonqualified stock option granted under the 1997 or the 2002 Management Stock Ownership Programs where such Participant makes payment for all or part of the purchase price and withholding taxes in shares of Common Stock.

  (w)
  "Restricted Period" means that period of time determined by the Committee during which a Participant shall not be permitted to sell or transfer shares of Restricted Stock granted under this Plan, and during which a Participant's interest in Restricted Stock Units or Restricted Stock granted under this Plan remains subject to forfeiture. Unless otherwise determined by the Committee, any time-based Restricted Period shall be at least three years.

  (x)
  "Restricted Stock" means shares of Common Stock granted to a Participant under the Plan subject to certain restrictions during the Restricted Period established by the Committee.

  (y)
  "Restricted Stock Unit" means the right of a Participant to receive an amount of cash or Common Stock based on the Fair Market Value of a specified number of shares of Common Stock following a Restricted Stock Period, subject to such terms and conditions as the Committee may establish.

  (z)
  "Retires" or "Retirement" means the termination of a Participant's employment with the Company or an Affiliate after attaining age 55 with at least 5 years of employment service.

  (aa)
  "Stock Appreciation Right" means a Participant's right to receive an amount of cash or shares of Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over the Fair Market Value of such number of shares of Common Stock on the Grant Date.

  (bb)
  "Stock Award" means any award of Common Stock under the Plan and may include Restricted Stock awards or other awards of Common Stock as determined appropriate by the Committee.

3.     Eligibility.

  The Committee will have the exclusive power and authority (except as it may delegate such power and authority as permitted herein) to select the executives and other employees of the Company and its Affiliates who may participate in this Plan by receiving Awards made hereunder. All nonemployee members of the 3M Board of Directors shall also be eligible to participate in and receive Awards made hereunder.

4.     Shares Available for Awards.

  Unless otherwise authorized by the Company's stockholders, the total number of shares of Common Stock that may be issued or delivered pursuant to Awards granted under this Plan will be 35,000,000. Of this total, no more than 35,000,000 may be issued or delivered upon the exercise of Incentive Stock Options. The necessary shares shall be made available at the discretion of the Board of Directors from authorized but unissued shares, treasury shares, or shares reacquired by the Company under corporate repurchase programs.

  The following rules shall apply for the purpose of determining the number of shares of Common Stock remaining available for issuance under the Plan:

  (a)
  If an Award is denominated in a fixed number of shares of Common Stock on the Grant Date, the number of shares covered by such Award (as in the case of an Option or Restricted Stock grant) or to which such Award relates (as in the case of a Stock Appreciation Right) will be counted on the Grant Date against the total number of shares available for issuance or delivery under the Plan. If an Award is not denominated in a fixed number of shares of Common Stock on the Grant Date (but is potentially payable in such shares, or the final number of shares is not determined until the completion of a Performance Period), only the number of shares of Common Stock actually issued or delivered as a result of such Award, if any, shall be counted against the total number of shares available for issuance or delivery under the Plan.

  (b)
  Notwithstanding the provisions of Section 4(a) above, each Full Value Award will be counted against the total number of shares available for issuance or delivery under the Plan as 3.38 shares for every one share covered by such Award.

  (c)
  When an Award granted under this Plan and denominated in shares of Common Stock (or any portion thereof) expires, is cancelled, is forfeited or is otherwise terminated without the issuance of such shares, or is settled in cash or consideration other than shares of Common Stock, then the shares of Common Stock previously counted against the total number of shares available for issuance or delivery under the Plan on account of such Award (or portion thereof) will again be made available for issuance hereunder. When an award granted under a Predecessor Plan and denominated in shares of Common Stock (or any portion thereof) expires, is cancelled, is forfeited or is otherwise terminated without the issuance of such shares, or is settled in cash or consideration other than shares of Common Stock, then the shares of Common Stock previously counted against the total number of shares available for issuance or delivery under such Predecessor Plan on account of such Award (or portion thereof) will be added to the total number of shares available for issuance or delivery under this Plan. Notwithstanding the rest of this Section 4(c), the following shares of Common Stock will not be added to the total number of shares available or be made available again for issuance under this Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right; (ii) shares delivered to or withheld by the Company to pay the exercise price of or the withholding taxes with respect to an award; and (iii) shares repurchased on the open market with the proceeds from the payment of the exercise price of an option.

  (d)
  Any shares of Common Stock related to Awards granted through the assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or an Affiliate or with which the Company or any Affiliate combines, shall not be counted against the total number of shares available for issuance or delivery under the Plan.

  (e)
  The payment of stock dividends and Dividend Equivalents settled in shares of Common Stock in conjunction with outstanding Awards shall not be counted against the total number of shares available for issuance or delivery under the Plan.

5.     Terms of Awards.

  The Committee shall determine the type or types of Awards to be granted to each Participant, which shall be evidenced by such written or electronic documents as the Committee shall authorize; provided, however, that nonemployee members of the 3M Board of Directors shall not be eligible to receive Incentive Stock Options, Progressive Stock Options, Performance Units, or Performance Shares. The following types of Awards may be granted under this Plan:

  (a)
  Incentive Stock Options — Incentive Stock Options granted hereunder shall have an exercise price equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date. Incentive Stock Options granted hereunder shall become exercisable at such time as shall be established by the Committee and reflected in the documents evidencing such Options, and unless sooner terminated shall expire on the tenth anniversary of the Grant Date.

  (b)
  Nonqualified Stock Options — Nonqualified Stock Options granted hereunder shall have an exercise price equal to no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date. Nonqualified Stock Options granted hereunder shall become exercisable and shall expire at such time or times as shall be established by the Committee and reflected in the documents evidencing such Options; provided, however, that no Nonqualified Stock Option shall expire later than ten years after the Grant Date (except that the Committee may extend the exercise period for Nonqualified Stock Options granted to Participants in any country or countries for an additional period of up to one year if and to the extent necessary to prevent adverse tax consequences to such Participants under the laws of such country).

  (c)
  Progressive Stock Options — Whenever a Participant exercises a nonqualified stock option granted under the 1997 or 2002 Management Stock Ownership Program and makes payment of all or part of the purchase price and withholding taxes, if any, in Common Stock, the Committee may in its discretion grant such Participant a Progressive Stock Option. The number of shares subject to such Progressive Stock Option shall be equal to the number of shares of Common Stock utilized by the Participant to effect payment of the exercise price and withholding taxes, if any, for such nonqualified stock option. Each Progressive Stock Option granted hereunder shall have an exercise price equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of exercise of the nonqualified stock option, which shall be the Grant Date of such Progressive Stock Option. Each Progressive Stock Option granted hereunder shall be exercisable six months after the Grant Date, and shall expire at the same time the nonqualified stock option exercised by the Participant would have expired.

  (d)
  Stock Appreciation Rights — The term of a Stock Appreciation Right shall be fixed by the Committee and set forth in the documents evidencing such right, but no Stock Appreciation Right shall be exercisable more than ten years after the Grant Date. Each Stock Appreciation Right shall become exercisable at the time or times determined by the Committee and set forth in the documents evidencing such right. Each Stock Appreciation Right granted hereunder shall have a grant price equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date.

  (e)
  Restricted Stock — At the time a grant of Restricted Stock is made, the Committee, in its sole discretion, shall establish a Restricted Period and such additional terms and conditions as may be deemed appropriate for the incremental lapse or complete lapse of restrictions with respect to all or any portion of the shares of Common Stock represented by the Restricted Stock. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any terms or conditions for the lapse of restrictions with respect to all or any portion of the shares of Common Stock represented by the Restricted Stock. During the Restricted Period the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and receive dividend payments, except that the following restrictions shall apply: (i) none of the Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other terms and conditions prescribed by the Committee, if any; and (ii) all of the Restricted Stock shall be forfeited and all rights of the Participant shall terminate without further obligation on the part of the Company unless the Participant shall have remained a regular full-time employee of the Company or an Affiliate until the expiration or termination of the Restricted Period and the satisfaction of the other terms and conditions prescribed by the Committee, if any. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may determine, in its discretion, including, without limitation, book-entry registration or issuance of one or more stock certificates bearing an appropriate legend recognizing the terms, conditions, and restrictions applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such shares of Common Stock represented by the Restricted Stock shall be transferred to the Company without further action by the Participant.

  (f)
  Restricted Stock Units — At the time a grant of Restricted Stock Units is made, the Committee, in its sole discretion, shall establish a Restricted Period and such additional terms and conditions as may be deemed appropriate for the incremental lapse or complete lapse of restrictions with respect to all or any portion of such Restricted Stock Units. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any terms or conditions for the lapse of restrictions with respect to all or any portion of the Restricted Stock Units. During the Restricted Period the Participant will not have the rights and privileges of a stockholder as to such Restricted Stock Units, including the right to vote and receive dividend payments with respect to the shares of Common Stock corresponding to such Restricted Stock Units; provided, however, that at the sole discretion of the Committee, Dividend Equivalents may be either currently paid in cash or shares or withheld by the Company for the Participant's account and reinvested in additional Restricted Stock Units. Each grant of Restricted Stock Units shall be subject to the following restrictions: (i) the Participant shall not be entitled to the payment of cash or the delivery of the shares of Common Stock corresponding to such Restricted Stock Units until the expiration or termination of the Restricted Period and the satisfaction of any other terms and conditions prescribed by the Committee, if any; (ii) none of the Restricted Stock Units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of at any time; and (iii) all of the Restricted Stock Units shall be forfeited and all rights of the Participant shall terminate without further obligation on the part of the Company upon the termination of the Participant's employment with the Company or an Affiliate prior to the end of the Restricted Period for any reason other than Retirement, total disability, or death.

  (g)
  Other Stock Awards — The Committee may, in its sole discretion, grant Stock Awards other than Restricted Stock grants or Restricted Stock Units, and such Stock Awards may be granted singly, in combination or in tandem with, in replacement of, or as alternatives to grants or rights under this Plan or any other employee benefit or compensation plan of the Company, including the plan of any acquired entity. If the Committee shall stipulate terms and conditions with respect to such Stock Awards, the terms and conditions will be set forth in the documents evidencing the Award. If the terms and conditions with respect to any Stock Award shall require the surrender or forfeiture of other grants or rights under this Plan or any other employee benefit or compensation plan of the Company, then the Participant shall not have any rights under such Stock Award until the grants or rights exchanged have been fully and effectively surrendered or forfeited.

  (h)
  Performance Units and Performance Shares — At the time it approves each grant of Performance Units or Performance Shares, the Committee shall determine the number of Performance Units or Performance Shares granted to each Participant, the proration, if any, of such Performance Units or Performance Shares if the Participant retires prior to the completion of the relevant Performance Period, the commencement and expiration of the relevant Performance Period, and the Performance Criteria by which the payment value of the Performance Units or Performance Shares will be determined. Payment of each Performance Unit and Performance Share shall occur no later than the March 15 of the year immediately following the completion of the respective Performance Period, unless a Participant shall have made an effective election to defer the receipt of such payment pursuant to the terms of the 3M Deferred Compensation Plan and all applicable laws. The amount payable with respect to each Performance Unit and Performance Share shall be contingent upon the attainment of the Performance Criteria selected by the Committee during the respective Performance Period, and upon the continued employment of the Participant throughout such Performance Period (or upon the Participant's Retirement prior to the end of such Performance Period).

6.     Payment of Awards.

  Payment of Awards may be in the form of cash, shares of Common Stock, or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose. The Committee may permit or require the deferral of any Award payment, subject to such terms, rules, and conditions as the Committee may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalents; provided, however, that the Committee shall not have any authority to permit or require the deferral of any Award payment to the extent that the exercise of such authority would cause any excise tax to become due under Section 409A of the Code.

  No shares of Common Stock shall be issued to any Participant upon the exercise of an Option granted under this Plan until full payment of the exercise price has been made to the Company and the Participant has remitted to the Company the required withholding taxes, if any. Payment of the exercise price and withholding taxes, if any, may be made in whole or in part in shares of Common Stock, pursuant to such terms and conditions as may be established from time to time by the Committee. If payment is made in shares of Common Stock, such shares shall be valued at their Fair Market Value on the day the Participant exercises the Option or, as regards a withholding tax, on the date when the tax obligation becomes due. A Participant need not surrender shares of already owned Common Stock as payment, and the Company may, upon the giving of satisfactory evidence of ownership of such shares by the Participant, deliver the appropriate number of additional shares of Common Stock reduced by the number of shares required to pay the exercise price and any required withholding taxes. Such form of evidence shall be determined by the Committee in its discretion.

  In no event will the Company be required to deliver any fractional share of Common Stock in connection with any Award. In the event that a Participant shall be entitled to receive a fraction of a share of Common Stock in connection with an Award granted under the Plan, the Company shall pay in cash, in lieu thereof, the Fair Market Value of such fractional share.

7.     Termination of Awards.

  If a Participant's employment with the Company or an Affiliate is terminated for any reason other than (i) a Disqualifying Termination, (ii) Retirement, (iii) a physical or mental disability as recognized under a benefit plan maintained by the Participant's employer, or (iv) death, and prior to the date of termination the Participant has not fully exercised an Option or Stock Appreciation Right granted under this Plan, such Participant may exercise the Option or Stock Appreciation Right within ninety (90) days following the date of termination (but not beyond the expiration date of such Option or Right) for the number of shares which the Participant could have purchased or received a payment on the date of termination. At the conclusion of such ninety-day period (with respect to the Participant's Options and Stock Appreciation Rights, and at the time of termination with respect to any other Awards), participation hereunder shall cease and all of the Participant's Awards granted under this Plan shall be automatically forfeited unless the documents evidencing such Awards provide otherwise.

  If a Participant Retires or changes employment status as a result of a physical or mental disability as recognized under a benefit plan maintained by the Participant's employer, without having fully exercised an Option or Stock Appreciation Right, the Participant shall be entitled, within the remaining term of the Option or Stock Appreciation Right (but not beyond the expiration date of such Option or Right), to exercise such Option or Stock Appreciation Right. If a Participant who has thus Retired dies, without having fully exercised an Option or Stock Appreciation Right, the Option or Stock Appreciation Right (including any portion thereof not already exercisable at the time of the Participant's death) may be exercised within two years after the date of his or her death (but not beyond the expiration date of such Option or Right) by the Participant's estate or by a person who acquired the right to exercise such Option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Participant.

  If a Participant, prior to Retirement, dies without having fully exercised an Option or Stock Appreciation Right, the Option or Stock Appreciation Right (including any portion thereof not already exercisable at the time of the Participant's death) may be exercised within two years following his or her death (but not beyond the expiration date of such Option or Right) by the Participant's estate or by a person who acquired the right to exercise such Option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Participant.

  Notwithstanding the rest of this Section 7, if a Participant's employment with the Company or an Affiliate is terminated before he or she has fully exercised an Option or Stock Appreciation Right under circumstances which the Committee believes to warrant special consideration and the Committee has determined that the Participant's rights should not be forfeited at the time or times specified above, the Option or Stock Appreciation Right (including any portion thereof not already exercisable at the time of termination) may be exercised within two years following his or her termination of employment (but not beyond the expiration date of such Option or Right).

  If a Participant dies, either prior to or following Retirement, or becomes totally disabled because of a physical or mental disability, and has not yet received the stock certificate for the shares of Common Stock represented by a grant of Restricted Stock, Restricted Stock Unit, or other Stock Award, then all restrictions imposed during the Restricted Period and any other terms and conditions prescribed by the Committee, if any, shall automatically lapse and a stock certificate shall be delivered to the Participant or the Participant's beneficiary, representative, or estate, as the case may be.

  If a Participant Retires or changes employment status as a result of a physical or mental disability as recognized under a benefit plan maintained by the Participant's employer prior to the payment date for an Award of Performance Shares or Performance Units, such Retirement or change in status shall not affect any rights of the Participant with respect to such Performance Shares or Performance Units; provided, however, that the Committee may provide for the proration of the Performance Shares or Performance Units granted to a Participant who Retires prior to the completion of the Performance Period for such Performance Shares or Performance Units.

  If a Participant dies without having received payment of any Performance Shares or Performance Units granted under this Plan, payment of such Shares or Units shall be made no later than March 15 of the year following the year in which the Participant died to such Participant's surviving beneficiary or beneficiaries or, if there shall be no such surviving beneficiaries, to such Participant's estate in the following manner:

  (i)
  If the Participant dies after the expiration of a Performance Period for such Performance Shares or Performance Units, the payment shall be at the same rate as that paid to other Participants who survive until the payment date; and

  (ii)
  If the Participant dies before the expiration of a Performance Period for such Performance Shares or Performance Units, the amount of payment shall be at the lesser of:

  •
  the face or target value of each outstanding Performance Share or Performance Unit for which payment has not been made; or

  •
  any other amount approved, in its discretion, by the Committee.

  If a Participant's employment with the Company or an Affiliate is terminated due to a Disqualifying Termination, participation hereunder shall cease and all of the Participant's Awards granted under this Plan shall be automatically forfeited.

  Participation hereunder shall cease and all rights under the Plan with respect to Restricted Stock or other Stock Awards granted to a Participant who has been participating in this Plan as a nonemployee member of the 3M Board of Directors are automatically forfeited by the Participant upon the date of termination of his or her membership on the 3M Board of Directors for any reason other than: (i) retirement, (ii) physical or mental disability as determined by the Committee, or (iii) death.

8.     Limits on Awards.

  No Participant shall be granted Options and Stock Appreciation Rights under this Plan with respect to more than 1,000,000 shares of Common Stock in any calendar year. No Participant shall receive cash, vested shares of Common Stock, or other property as a result of Awards granted under this Plan, other than Options and Stock Appreciation Rights, having a value exceeding $30,000,000 in any calendar year.

9.     Plan Administration.

  This Plan will be administered by the Committee, which shall have full power and authority to select the Participants, interpret the Plan, continue, accelerate or suspend the exercisability or vesting of an Award, and adopt such rules and procedures for operating the Plan as it may deem necessary or appropriate. Its power and authority shall include, but not be limited to, making any amendments to or modifications of the Plan which may be required or necessary to make such Plan comply with the provisions of any laws or regulations of any country or unit thereof in which the Company or any Affiliate operates. To do so, the Committee may establish different terms and conditions for Awards made to Participants who live in or are subject to taxation in one or more countries other than the United States in order to accommodate the tax or other relevant laws of such countries. The Committee may adopt one or more supplements or sub-plans under the Plan to implement these different terms and conditions.

10.  Delegation of Authority.

  To the extent permitted by Delaware law, the Committee may delegate to officers of the Company any or all of its duties, power, and authority under this Plan subject to such conditions or limitations as the Committee may establish; provided, however, that no officer shall have or obtain the authority to grant Awards to (i) himself or herself, (ii) nonemployee members of the 3M Board of Directors, or (iii) any person subject to Section 16 of the Securities Exchange Act of 1934.

11.  Adjustments.

  In the event of any change in the outstanding Common Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionately: (a) the number of shares of Common Stock (i) available for issuance or delivery under this Plan in accordance with Section 4, (ii) for which Awards may be granted to a single Participant in accordance with Section 8, and (iii) subject to outstanding Awards granted under this Plan; (b) the exercise prices of outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number or kind of shares and the exercise prices, Fair Market Value and other price determinations of the affected Awards as the Committee shall, in its sole discretion, determine are equitable, shall be made and shall be effective and binding for all purposes of such outstanding Awards. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Committee shall be authorized to cause the Company to assume outstanding employee awards or issue replacement Awards to affected employees, whether or not in a transaction to which Section 424(a) of the Code applies, and to make such adjustments in the terms of such awards as it shall deem appropriate in order to maintain reasonable comparability or equitable treatment between the assumed awards and the Awards granted under this Plan as so adjusted.

12.  Withholding.

  Prior to the payment or settlement of any Award, the Participant must pay, or make arrangements satisfactory to the Company for the payment of, any and all tax withholding that in the opinion of the Company is required by law. The Company or any Affiliate shall have the right to deduct applicable taxes from any Award payment, to withhold from the shares of Common Stock being issued or delivered in connection with an Award an appropriate number of shares for the payment of taxes required by law, or to take such other action as may be necessary in the opinion of the Company or such Affiliate to satisfy all obligations for the withholding of such taxes.

13.  Transferability.

  Except as permitted in this Section 13, no Award granted under this Plan may be assigned, transferred (other than a transfer by will or the laws of descent and distribution as provided in Section 7), pledged, or hypothecated (whether by operation of law or otherwise). Awards granted under this Plan shall not be subject to execution, attachment, or similar process. The Committee may, in its sole discretion, permit individual Participants to transfer the ownership of all or any of their Nonqualified Options granted under this Plan to (i) the spouse, children, or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Nonqualified Options shall be prohibited except those in accordance with Section 7 (by will or the laws of descent and distribution). The Committee may, in its sole discretion, create further conditions and requirements for the transfer of Nonqualified Options. Following transfer, any such Nonqualified Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events causing termination of Awards in accordance with Section 7 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 7.

14.  Validity.

  In the event any provision of this Plan should be determined to be illegal or invalid for any reason, it shall not affect the remaining provisions of the Plan which shall remain in effect as if the illegal or invalid provision had never been included herein.

15.  Governing Law.

  The provisions of this Plan shall be governed by, and interpreted and construed in accordance with, the laws of the State of Delaware.

16.  Effective Date, Term, Amendment and Termination of the Plan.

  This Plan will become effective on the date it is approved by the requisite vote of the stockholders of 3M Company, and shall expire (unless it is terminated before then) on the tenth anniversary of such effective date. Such expiration shall not adversely affect Awards granted under this Plan prior to such expiration date. The Board of Directors may at any time amend or terminate this Plan, except that no amendment or termination shall adversely affect Awards granted under this Plan prior to the effective date of such amendment or termination; provided, however, that no amendment shall be made without the prior approval of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote on such amendment which would (i) increase the aggregate number of shares of Common Stock available for issuance or delivery under this Plan in accordance with Section 4 (except for adjustments made in accordance with Section 11), (ii) permit the granting of Awards with purchase prices lower than those specified in Section 5, or (iii) be a material amendment for which stockholder approval is required by applicable law, regulation, or stock exchange rule.

17.  Change in Control.

  For purposes of this Section 17, the following words and phrases shall have the meanings indicated below, unless the context clearly indicates otherwise:

    (a)
    "Person" shall have the meaning associated with that term as it is used in Sections 13(d) and 14(d) of the Act.

    (b)
    "Affiliates and Associates" shall have the meanings assigned to such terms in Rule 12b-2 promulgated under Section 12 of the Act.

    (c)
    "Act" means the Securities Exchange Act of 1934.

    (d)
    "Continuing Directors" shall have the meaning assigned to such term in Article Thirteenth of the Restated Certificate of Incorporation of 3M Company.

  Notwithstanding any other provision of this Plan to the contrary, all outstanding Options and Stock Appreciation Rights shall (i) become immediately exercisable in full for the remainder of their respective terms upon the occurrence of a Change in Control of the Company, and (ii) remain exercisable in full for a minimum period of six months following the Change in Control; provided, however, that in no event shall any Option or Stock Appreciation Right be exercisable beyond the original expiration date. Similarly, all restrictions regarding the Restricted Period or the satisfaction of other terms and conditions prescribed by the Committee, if any, with respect to grants of Restricted Stock, Restricted Stock Units, or other Stock Awards, shall automatically lapse, expire, and terminate and the Participant shall be immediately entitled to receive a stock certificate for the number of shares of Common Stock represented by the Restricted Stock, Restricted Stock Units, or Stock Awards upon the occurrence of a Change in Control.

  Notwithstanding any other provision of this Plan to the contrary, upon the occurrence of a Change in Control of the Company each Performance Period shall end and the Company shall immediately distribute in cash or shares of Common Stock, as appropriate, to the respective Participants the value of all outstanding Performance Shares and Performance Units granted under this Plan, as determined in accordance with the following rules:

    (x)
    With respect to those Performance Shares or Performance Units for which the Performance Period had not been completed prior to the Change in Control of the Company, the value of such Shares or Units for purposes of this Section 17 shall be equal to the product of a fraction, where the numerator of such fraction is the number of full calendar months completed during the respective Performance Period and prior to the Change in Control and the denominator of such fraction is 36, multiplied by the largest of:

    •
    the value of such Performance Shares or Performance Units computed as if the Company's performance during the remainder of the Performance Period following the Change in Control equaled its performance during those full calendar quarters completed during the respective Performance Period and prior to the date of the Change in Control;

    •
    the value of such Performance Shares or Performance Units computed as if the Performance Period for such Shares or Units was the three consecutive calendar year period ending immediately prior to the year in which the Change in Control occurs; or

    •
    any other amount approved, in its discretion, by the Committee.

    (y)
    With respect to those Performance Shares or Performance Units for which the Performance Period has been completed at the time of a Change in Control of the Company, the value of such Shares or Units for purposes of this Section 17 shall be the actual value as adjusted to reflect the actual Company performance during the Performance Period.

  For purposes of this Section 17, a Change in Control of the Company shall be deemed to have occurred if:

    (1)
    any Person (together with its Affiliates and Associates), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, unless a majority of the Continuing Directors of the Board of Directors prior to that time have determined in their sole discretion that, for purposes of this Plan, a Change in Control of the Company has not occurred; or

    (2)
    the Continuing Directors of the 3M Board of Directors shall at any time fail to constitute a majority of the members of such 3M Board of Directors.

  In the event that the provisions of this Section 17, when considered together with the other compensation provided by the Company, result in "payments" that are finally determined to be subject to the excise tax imposed by Section 4999 of the Code, the Company shall pay to each Participant an additional amount sufficient to fully satisfy such excise tax and any additional federal, state, and local income taxes payable on the additional amount.

  The Company shall pay to each Participant the amount of all reasonable legal and accounting fees and expenses incurred by such Participant in seeking to obtain or enforce his or her rights under this Section 17, or in connection with any income tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to the payments made pursuant to this Section 17, unless a lawsuit commenced by the Participant for such purposes is dismissed by the court as being frivolous or otherwise improper under applicable court rules. The Company shall also pay to each Participant the amount of all reasonable tax and financial planning fees and expenses incurred by such Participant in connection with such Participant's receipt of payments pursuant to this Section 17.

18.  Miscellaneous.

  (a)
  Nothing in this Plan or the fact that a person has received or become eligible to receive Awards hereunder shall be deemed to give such person any right to be retained in the employ of the Company or any Affiliate or to interfere with the right of the Company or any Affiliate to discipline or terminate the employment of such person at any time for any reason whatsoever. No person shall have any claim or right to receive Awards under this Plan, except as provided in accordance with the provisions of this Plan and as approved by the Committee. Unless otherwise specifically determined by the Committee, neither the Awards themselves nor the payments received with respect to such Awards granted under this Plan will be deemed a part of any Participant's compensation for purposes of determining such Participant's payments or benefits under any benefit plan or severance program of the Company or any Affiliate or under the severance pay law of any country.

  (b)
  This Plan will be unfunded. The Company does not intend to create any trust or separate fund in connection with the Plan. The Company shall not have any obligation to set aside funds or segregate assets to ensure the payment of any Award. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award under this Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

  (c)
  Prior to the payment or settlement of any Award, the Participant must pay or make arrangements satisfactory to the Company and its Affiliates for the payment of any and all tax withholding that in the opinion of the Company and its Affiliates is required by law. The Company and its Affiliates shall have the right to deduct from any Award or any payment due on account of any Award granted under this Plan the federal, state, local, or foreign income or other taxes required by law to be withheld with respect to such Award or payment, to withhold from the shares of Common Stock being issued or delivered in connection with an Award an appropriate number of shares for the payment of taxes required by law, and to take such other action as may be necessary in the opinion of the Company and its Affiliates to satisfy all obligations for the withholding and payment of such taxes.

  (d)
  The provisions of this Plan and the documents evidencing Awards granted under this Plan shall be construed and interpreted according to the laws of the State of Delaware.

  (e)
  In case any provision of this Plan shall be ruled or declared invalid for any reason, said illegality or invalidity shall not affect the remaining provisions, and the remainder of the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

  (f)
  To the extent permitted by the Committee, each Participant shall have the right at any time to designate any person, persons, or entity as the beneficiary or beneficiaries to whom payment of the Participant's outstanding Awards shall be made in the event of the Participant's death. Any designation filed under the Plan may be revoked or changed by written instrument so signed and filed prior to the Participant's death. If a Participant designates more than one beneficiary to receive such Participant's outstanding Awards and any beneficiary shall predecease the Participant, the Company shall pay the deceased beneficiary's share to the surviving beneficiary or beneficiaries proportionately, as the portion designated by the Participant for each bears to the total portion designated for all surviving beneficiaries.

  (g)
  This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirements of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction, or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

  (h)
  Although the Company and its Affiliates may endeavor to structure an Award or payment hereunder so that it (i) qualifies for favorable U.S. or foreign tax treatment, or (ii) avoids adverse tax treatment, neither the Company nor any Affiliate makes any representation to that effect and expressly disavows any commitment or obligation to maintain favorable or avoid unfavorable tax treatment for any Participant.

Attendance Card	Attendance Card

Annual Meeting of Stockholders	Annual Meeting of Stockholders

May 13, 2008 RiverCentre 175 West Kellogg Blvd. St. Paul, Minnesota	May 13, 2008 RiverCentre 175 West Kellogg Blvd. St. Paul, Minnesota

This is your ticket to the 2008 Annual Meeting. Please show it upon arrival. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
This is your ticket to the 2008 Annual Meeting. Please show it upon arrival. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.
The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.	The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the RiverCentre.
Since parking space is limited, you are urged to consider carpooling or public transportation.	Since parking space is limited, you are urged to consider carpooling or public transportation.

Important Notice Regarding the Availability of Proxy Materials for the 3M Company Shareholder Meeting to be held on May 13, 2008.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report to Stockholders are available for viewing at: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 29, 2008.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**E-mail: sendmaterial@proxyvote.com

**If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
Easy Online Access—View Proxy Materials and Vote

Vote By Internet

When you go online to view materials, you can also vote your shares or request printed materials.
3M CENTER	Step 1:	Go to www.proxyvote.com.
ST. PAUL, MN	Step 2:	Enter the 12-digit Control Number located on the following page.
55144	Step 3:	Click "View 2008 Shareholder Material" to view proxy materials.
	Step 4:	Click "Vote" or "Request Copy".
	Step 5:	Follow the instructions on the screen to log in.
	Step 6:	Make your selection as instructed on each screen to select delivery preferences and vote. Your selection and voting must be completed by 11:59 P.M. Eastern Time on May 12, 2008.
When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Meeting Location
The Annual Meeting for shareholders as of March 14, 2008 is to be held on May 13, 2008 at 10:00 A.M. Central Time at:
      RiverCentre
      175 West Kellogg Boulevard
      St. Paul, Minnesota
If you are a stockholder of record, you may grant your voting proxy to 3M or vote in person at the meeting by requesting a ballot.

FROM THE EAST
Take 94 west to the Kellogg Blvd/Mounds Blvd. exit. Left on Kellogg Blvd. Follow Kellogg Blvd. about one mile. Just past Washington St. turn left onto the Saint Paul RiverCentre ramp.

 FROM THE WEST
Take 94 east to the 5th St. exit. Continue past West 7th St., turn right on Washington. Right on Kellogg Blvd. and turn left onto the Saint Paul RiverCentre ramp.

 FROM THE SOUTHWEST
Take 494 east to 35E north to Shepard Rd. exit. Turn right, follow Shepard Rd. to Chestnut St./Eagle Pkwy. Turn left, cross the RR tracks, right at the stoplight and veer left onto the Saint Paul RiverCentre ramp.

 FROM THE SOUTH
Take 35E north to Shepard Rd. exit. Turn right, follow Shepard Rd. to Chestnut St./ Eagle Pkwy. Turn left, cross the RR tracks, right at the stoplight and veer left onto the Saint Paul RiverCentre ramp.

 FROM THE SOUTHEAST
Take Hwy 52 north to 7th St., turn left. Continue to Kellogg Blvd. Turn left, the Saint Paul RiverCentre ramp is on your right.

 FROM THE NORTH
Take 35E south to University Ave. exit, go straight to Jackson St. Turn left, follow Jackson St. to Kellogg Blvd. Turn right, follow Kellogg Blvd about one mile. Just past Washington St. turn left onto the Saint Paul RiverCentre ramp.

Items To Be Voted On

The Board of Directors recommends a vote "FOR" the election of each of the nominees for director, and "FOR" proposals 2 and 3.
1.	To elect ten members to the Board of Directors, each for a term of one year. Nominees:
	01)	Linda G. Alvarado	06)	Herbert L. Henkel
	02)	George W. Buckley	07)	Edward M. Liddy
	03)	Vance D. Coffman	08)	Robert S. Morrison
	04)	Michael L. Eskew	09)	Aulana L. Peters
	05)	W. James Farrell	10)	Robert J. Ulrich
2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.
3.	To approve the Long-Term Incentive Plan.

Please note: This is not a proxy card. To vote these shares you may vote online or request a set of printed proxy materials to receive a proxy card (see instructions on the previous page).

VOTING INSTRUCTIONS
3M CENTER ST. PAUL, MN 55144	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to vote your proxy 24 hours a day, 7 days a week, up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you call and then follow the instructions.
If you vote the shares on the Internet or by telephone, you do not need to mail back the proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to 3M Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by May 12, 2008.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by 3M Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    3MCOM1    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

3M COMPANY
Vote On Directors - The Board of Directors Recommends a Vote "FOR" all Nominees:
1.	To elect ten members to the Board of Directors, each for a term of one year.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
	Nominees:
	01)	Linda G. Alvarado	06)	Herbert L. Henkel
	02)	George W. Buckley	07)	Edward M. Liddy	☐	☐	☐
	03)	Vance D. Coffman	08)	Robert S. Morrison
	04)	Michael L. Eskew	09)	Aulana L. Peters
	05)	W. James Farrell	10)	Robert J. Ulrich

Vote On Proposals - The Board of Directors Recommends a Vote "FOR" Items 2 and 3:		For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.	☐	☐	☐
3.	To approve the Long-Term Incentive Plan.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 13, 2008, 10:00 a.m. Central Time

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

3M COMPANY

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 13, 2008.

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) George W. Buckley, Vance D. Coffman, and Robert S. Morrison or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the stockholder(s) would be entitled to vote on all matters which may properly come before the 2008 Annual Meeting of Stockholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M'S VOLUNTARY INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (VIP), AND THE 3M SAVINGS PLAN:

In accordance with the terms of the VIP and Savings Plan, shares allocated to the respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants in the VIP may instruct State Street (as VIP trustee) how to vote a proportionate number of both the 3M shares held by the VIP that have not been allocated to accounts of participants and the allocated shares for which no instructions are received. If no instructions are provided or if this card is not received on or before May 8, 2008, shares held in the account for the Savings Plan will be voted by the trustee as directed by any one of the named proxies designated above. If no instructions are provided or if this card is not received on or before May 8, 2008, shares held in the account for the VIP will be voted by the trustee in the same proportion that the other participants in the VIP direct the trustee to vote shares in the VIP accounts.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and must be signed and dated on the other side)

QuickLinks

2008 ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TABLE OF CONTENTS
3M COMPANY 3M Center, St. Paul, Minnesota 55144
PROXY STATEMENT
GOVERNANCE OF THE COMPANY
BOARD AND COMMITTEE MEMBERSHIP
DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES
PROPOSALS TO BE VOTED ON PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 PROPOSAL TO APPROVE THE LONG-TERM INCENTIVE PLAN
NEW PLAN BENEFITS TABLE
COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership Table
SECURITY OWNERSHIP OF MORE THAN 5 PERCENT STOCKHOLDERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
ADDITIONAL INFORMATION REGARDING THE EMPLOYMENT AGREEMENTS OF THE NAMED EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
APPENDIX A DIRECTOR INDEPENDENCE GUIDELINES
APPENDIX B 3M CORPORATE GOVERNANCE GUIDELINES (As Amended February 11, 2008)
Policy on Adoption of a Rights Plan
APPENDIX C 3M Company Board of Directors Audit Committee Charter (As Affirmed February 11, 2008)
APPENDIX D 3M Company Board of Directors Compensation Committee Charter (As Amended February 11, 2008)
APPENDIX E 3M Company Board of Directors Finance Committee Charter (As Affirmed February 11, 2008)
APPENDIX F 3M Company Board of Directors Nominating and Governance Committee Charter (As Affirmed February 11, 2008)
APPENDIX G 3M 2008 LONG-TERM INCENTIVE PLAN
3M COMPANY